UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Tax Managed Growth Fund

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves

Dreyfus Small Cap Fund

Dreyfus Opportunistic Fixed Income Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Bond Market
Index Fund

SEMIANNUAL REPORT April 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
50	Statement of Assets and Liabilities
51	Statement of Operations
52	Statement of Changes in Net Assets
54	Financial Highlights
56	Notes to Financial Statements
65	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus

Bond Market Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy. A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan threatened the recovery, U.S. government securities generally weakened as investors looked forward to higher interest rates and sought opportunities in other areas of the financial markets, including higher-yielding fixed income securities.

We expect the global economy to continue to expand at a moderate rate. While our outlook suggests that lower-yielding sovereign bonds within many of the developed markets may remain out of favor among investors, we have continued to identify attractive opportunities among corporate-backed debt securities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Nancy G. Rogers and Dawn Guffey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of –0.21%, and its BASIC shares produced a total return of –0.09%.1 In comparison, the Barclays Capital U.S. Aggregate Index (the “Index”) achieved a total return of 0.02% for the same period.2

The reporting period generally proved to be a favorable time for higher yielding sectors of the bond market, but declines in U.S. government securities weighed on market averages amid intensifying inflation concerns and rising interest rates.The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,600 securities as compared to 8,200 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2011, the average duration of the fund was approximately 5.07 years.

U.S. Government Securities Declined as the Economy Gained Traction

The reporting period began in the midst of an upsurge in economic sentiment that was triggered, in part, by a new round of quantitative easing

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

of monetary policy by the Federal Reserve Board (the “Fed”). A more optimistic economic outlook was reinforced by improved economic data, including a lower unemployment rate, increased consumer spending and better-than-expected corporate earnings. Investor sentiment was threatened in February and March by political uprisings in the Middle East and devastating natural disasters in Japan, respectively. However, investors generally proved resilient, and after a brief “flight to quality,” they continued to favor riskier assets through the reporting period’s end.

Even among traditionally cautious fixed-income investors, a greater tolerance for risk produced a shift from historically defensive bond market sectors, such as U.S. government securities, toward riskier areas, including high yield bonds. Investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities also benefited from improved economic expectations, but U.S. Treasury securities and, to a lesser extent, U.S. government agency securities lost value, nearly driving the Index into negative territory for the reporting period overall.

Despite evidence of better economic conditions and the threat of rising inflation posed by surging food and fuel prices, the Fed maintained its target for the federal funds rate in a range between 0% and 0.25%, a position it first established in December 2008. Low interest rates at the short end of the market’s maturity range and rising rates in the intermediate-and longer-term segments produced a moderately steeper yield curve.

Riskier Sectors Led Bond Market Performance

Commercial mortgage-backed securities ranked at the top of the Barclays Capital U.S. Aggregate Index’s returns during the reporting period as investors responded to improving business conditions. Residential mortgage-backed securities also fared relatively well, but to a significantly lesser degree, as weakness persisted in U.S. housing markets.

Investment-grade corporate bonds generally benefited from the recovering economy and declining default rates. Returns from the corporate-backed sector were particularly robust among bonds issued by financial institutions, such as banks and insurance companies that had been severely punished during the previous downturn. Oil refiners also

4

produced above-average returns as profit margins expanded along with underlying commodity prices. Neither the fund nor the Index held exposure to high yield bonds.

Among U.S. government securities, bonds backed by U.S. government agencies produced a mild advantage over nominal U.S.Treasury securities as income-oriented investors reached for higher yields in a low interest-rate environment.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Barclays Capital Index by approximating its composition. As of April 30, 2011, approximately 33% of the fund’s assets were invested in mortgage-backed securities, 3% in commercial mortgage-backed securities, 19% in corporate bonds and asset-backed securities, 34% in U.S. Treasury securities and 11% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were rated at least BBB or better, and the fund has maintained an overall credit quality that is closely aligned with that of the Index. In addition to direct investments in fixed-income securities, we may employ derivative instruments to establish the fund’s positions.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$1.98	$.74
Ending value (after expenses)	$997.90	$999.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.01	$.75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.4%
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,324,456
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	181,904
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	133,818
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	500,756
Northrop Grumman Systems,
Gtd. Debs.	7.75	2/15/31	1,100,000	1,445,685
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	188,497
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	3,059,136
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	60,455
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	68,610
				7,963,317
Agriculture—.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,466,731
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	146,487
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	859,902
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	3,200,000	3,690,893
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	203,740
				7,367,753
Asset—Backed Certificates—.0%
AEP Texas Central Transition
Funding, Ser. 2002-1, Cl. A4	5.96	7/15/15	401,149	424,987

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.1%
Ford Credit Auto Owner Trust,
Ser. 2009-A, Cl. A4	6.07	5/15/14	1,000,000		1,066,895
Asset-Backed Ctfs./Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		212,513
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		646,841
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000		521,555
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000		544,307
					1,925,216
Asset-Backed Ctfs./
Home Equity Loans—.0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	186,837	[a]	185,572
Automobile Manufacturers—.0%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		252,039
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000		418,354
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		274,156
					944,549
Automotive, Trucks & Parts—.1%
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	2,800,000		3,129,806
Banks—2.5%
Bank of America,
Gtd. Notes	3.13	6/15/12	3,000,000		3,094,065
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000		378,337
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000		271,356
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		624,058
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000		1,029,259

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000	2,646,448
Bank of America,
Sub. Notes	7.80	9/15/16	235,000	271,303
Bank One,
Sub. Notes	5.90	11/15/11	500,000	514,316
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	1,487,344
BB&T,
Sr. Unscd. Notes	3.38	9/25/13	3,400,000	3,560,528
BB&T,
Sub. Notes	4.75	10/1/12	325,000	341,148
BB&T,
Sub. Notes	4.90	6/30/17	150,000	160,943
BNP Paribas,
Gtd. Notes	5.00	1/15/21	1,400,000	1,412,977
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000	4,712,242
Credit Suisse New York,
Sr. Unscd. Notes	5.30	8/13/19	2,000,000	2,145,760
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	1,400,000	1,520,652
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	957,943
Dresdner Bank AG
New York,
Sub. Notes	7.25	9/15/15	145,000	158,399
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,230,325
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	264,646
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000	1,050,147
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	4,350,000	4,491,445
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,407,249
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	579,479

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000		167,541
KeyBank,
Sub. Notes	6.95	2/1/28	100,000		107,755
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000		369,702
Landwirtschaftliche
Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000		1,079,525
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		211,984
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,493,042
National City,
Sub. Notes	6.88	5/15/19	1,800,000		2,103,260
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000		1,676,124
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000		244,204
Royal Bank of Scotland Group,
Sub. Notes	5.00	10/1/14	175,000		177,729
Royal Bank of Scotland,
Bank Gtd. Notes	3.95	9/21/15	4,200,000		4,282,862
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		551,671
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		221,438
Suntrust Capital VIII,
Gtd. Secs.	6.10	12/1/66	335,000	[a]	329,348
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	1,300,000		1,340,474
UBS AG/Stamford,
Sr. Sub. Notes	5.88	7/15/16	75,000		82,546
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	760,000		849,557
US Bank NA/Cincinnati,
Sub. Notes	4.95	10/30/14	45,000		49,530
US Bank NA/Cincinnati,
Sub. Notes	6.38	8/1/11	100,000		101,476

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	270,135
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	476,580
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	217,067
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,228,854
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000	2,613,923
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	425,938
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	976,364
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	516,835
				56,475,833
Building & Construction—.0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	534,125
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000	2,347,888
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000	2,182,887
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,138,629
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000	644,442
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000	168,400
Potash of Saskatchewan,
Sr. Unscd. Notes	5.63	12/1/40	1,200,000	1,222,794
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000	201,042
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000	105,295
				9,011,377

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs.—2.6%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,066,576
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,884,034
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,080,632
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.74	2/10/51	300,000	[a]	331,274
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	350,000	[a]	370,585
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	400,000		418,585
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		968,610
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW14,
Cl. A4	5.20	12/11/38	2,630,000		2,856,199
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. A4	5.72	9/11/38	850,000	[a]	946,097
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6,
Cl. A2	6.46	10/15/36	147,316		151,403
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2,
Cl. A2	6.48	2/15/35	8,875		8,873
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.73	3/15/49	225,000	[a]	250,490
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.09	12/10/49	1,100,000	[a]	1,233,353
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.22	7/15/44	1,900,000	[a]	2,077,723
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.34	1/15/46	85,000	[a]	92,884

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Commercial Mortgage Pass Through
Certificates, Ser. 2004-LB4A,
Cl. A5	4.84	10/15/37	4,000,000		4,274,951
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5,
Cl. A2	4.63	5/10/43	230,475		232,923
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,339,421
Credit Suisse First Boston
Mortgage Securities,
Ser. 2002-CKP1, Cl. A3	6.44	12/15/35	628,810		642,307
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.82	6/15/38	1,500,000	[a]	1,665,230
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	1,085,637
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,187,771		1,222,371
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		790,694
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A4A	4.75	7/10/39	2,700,000		2,891,462
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.81	8/10/45	1,000,000	[a,b]	1,088,057
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		1,055,014
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	649,380
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		159,581
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,302,276

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		379,967
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		236,563
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	543,708
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,104,940
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		495,517
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	4,313,410
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		503,707
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	294,012
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,302,553
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.22	11/12/37	375,000	[a]	409,613
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	535,534
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.83	6/12/50	1,000,000	[a]	1,098,454
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.74	6/12/50	692,000	[a]	734,642
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.74	6/12/50	1,200,000	[a]	1,304,521
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,062,148
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	3,421,238

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,410,111
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	553,783
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		525,783
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	872,880
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	863,782
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,652,181
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		158,746
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	1,272,461
					58,186,876
Consumer Products—.2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		253,997
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000		2,934,658
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		328,613
					3,517,268
Diversified Financial Services—4.2%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-4	5.17	1/1/20	250,000		280,794
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		796,135
American Express,
Sr. Unscd. Notes	7.00	3/19/18	800,000		949,170
American Express,
Sr. Unscd. Notes	8.15	3/19/38	1,100,000		1,506,035
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		109,856

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	543,679
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000	617,574
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000	317,668
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	1,600,000	1,704,098
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	219,270
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/1/66	200,000	206,750
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	1,000,000	1,086,250
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	2,939,565
Citigroup Funding,
Gtd. Notes	1.88	10/22/12	4,900,000	4,999,955
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,422,889
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000	1,119,916
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000	982,623
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	569,827
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000	108,537
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000	792,849
Citigroup,
Unscd. Notes	8.50	5/22/19	760,000	948,386
Credit Suisse USA,
Bank Gtd. Notes	5.38	3/2/16	200,000	222,664
Credit Suisse USA,
Bank Gtd. Notes	5.50	8/15/13	1,000,000	1,092,261
Credit Suisse USA,
Bank Gtd. Notes	6.50	1/15/12	1,300,000	1,354,588

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
General Electric Capital,
Gtd. Notes	2.13	12/21/12	4,000,000	4,105,792
General Electric Capital,
Gtd. Notes	2.20	6/8/12	3,000,000	3,062,631
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	410,544
General Electric Capital,
Notes	5.25	10/19/12	5,700,000	6,055,754
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000	696,353
General Electric Capital,
Notes	5.63	9/15/17	1,000,000	1,108,065
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,464,595
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000	2,029,592
General Electric Capital,
Sr. Unscd. Notes	6.15	8/7/37	850,000	896,288
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,000,000	1,131,723
Goldman Sachs Capital I,
Gtd. Cap. Secs.	6.35	2/15/34	350,000	345,806
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000	2,978,791
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000	16,441
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000	491,215
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000	753,285
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000	211,775
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000	2,079,360
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,189,285
HSBC Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000	749,423

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000[b]	2,906,156
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	188,607
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000	35,541
JP Morgan Chase Capital XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000	306,250
JP Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/15/66	50,000	51,606
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000	2,734,307
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000	4,286,358
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000	2,228,756
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,697,821
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	733,301
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	613,174
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000	1,310,000
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000	619,347
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000	1,858,310
Merrill Lynch & Co.,
Notes	6.88	4/25/18	4,750,000	5,397,620
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000	169,587
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	2,000,000	2,034,790
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000	1,663,219
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000	1,179,446

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000	190,824
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	2,700,000	3,018,460
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000	361,689
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000	1,222,736
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	1,600,000	1,734,858
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000	104,308
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000	462,300
				93,777,428
Diversified Metals & Mining—.5%
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000	649,535
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	1,200,000	1,548,235
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000	2,038,723
BHP-Billiton Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000	1,261,474
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000	987,897
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	1,081,671
Rio Tinto Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000	422,707
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000	2,137,788
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	110,541
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	578,148

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Metals &
Mining (continued)
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	968,829
Xstrata Canada,
Gtd. Notes	5.50	6/15/17	165,000	177,280
				11,962,828
Electric Utilities—1.4%
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000	161,984
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	173,955
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	684,971
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	223,502
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000	296,808
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	225,176
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000	2,291,858
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	108,835
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	1,710,000	1,881,364
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	78,020
Duke Energy Ohio,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	197,144
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,681,467
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,000	7,190
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	1,210,000	1,347,581
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,163,021
Florida Power & Light,
First Mortgage Bonds	5.65	2/1/35	25,000	26,543

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,153,406
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,727,693
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	30,005
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	1,013,237
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000	1,347,369
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	164,991
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,922,783
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000	866,093
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,605,048
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	200,699
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	292,756
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	108,426
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	495,215
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	818,931
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000	1,098,039
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	602,976
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000	383,833
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000	228,612
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	231,864

The Fund	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Southern California Edison,
First Mortgage Bonds	5.50	3/15/40	1,000,000	1,037,790
Southern California Edison,
First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000	76,522
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000	514,358
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000	112,115
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000	2,166,484
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000	163,631
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000	1,727,691
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000	561,273
				32,201,259
Food & Beverages—.9%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000	1,100,554
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	161,520
Anheuser-Busch Inbev Worldwide
Gtd. Notes	5.38	1/15/20	2,500,000	2,753,153
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000	370,794
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	381,691
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	819,984
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000	139,645
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	1,700,000	2,027,740
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,479,798
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000	130,363
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000	109,115

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000		762,290
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000		39,455
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		430,935
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	2,975,000		3,381,513
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	83,000		87,857
Kraft Foods,
Sr. Unscd. Notes	6.50	2/9/40	1,000,000		1,119,265
Kroger,
Gtd. Notes	7.50	4/1/31	800,000		968,426
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000		747,693
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000		1,004,172
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000		1,279,121
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000		223,064
SYSCO,
Gtd. Notes	5.38	9/21/35	350,000		368,407
					19,886,555
Foreign/Governmental—3.5%
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000		3,663,982
Asian Development Bank,
Sr. Unscd. Notes	4.50	9/4/12	1,750,000		1,844,875
European Investment Bank,
Sr. Unscd. Bonds	3.25	5/15/13	2,600,000		2,730,848
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		550,186
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		389,655
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	2,750,000	[b]	3,101,263
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,228,282

The Fund	23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,593,475
Federal Republic of Brazil,
Sr. Unscd. Bonds	7.13	1/20/37	575,000		692,875
Federal Republic of Brazil,
Unscd. Bonds	8.25	1/20/34	1,000,000		1,335,000
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000		760,000
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000		2,109,854
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000		590,261
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000		1,610,799
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		171,430
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	700,000		794,973
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	700,000		941,727
Japan Finance,
Govt. Gtd. Bonds	2.00	6/24/11	2,500,000		2,505,298
KFW,
Govt. Gtd. Bonds	4.00	10/15/13	1,400,000		1,504,103
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	[b]	2,633,260
KFW,
Govt. Gtd. Bonds	4.13	10/15/14	1,200,000	[b]	1,317,671
KFW,
Govt. Gtd. Bonds	4.50	7/16/18	1,800,000		1,985,125
KFW,
Govt. Gtd. Notes	4.88	1/17/17	1,240,000		1,399,091
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		710,156
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,148,154

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Manitoba Canada,
Sr. Unscd. Debs.	2.13	4/22/13	8,000,000		8,209,896
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		13,529
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000		628,886
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,374,410
Province of Ontario Canada,
Sr. Unscd. Bonds	4.10	6/16/14	3,000,000		3,250,926
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,125,458
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		776,129
Province of Quebec Canada,
Bonds	5.13	11/14/16	3,725,000		4,224,821
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		263,106
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	250,000		339,824
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000		569,115
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	625,000		670,625
Republic of Finland,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		32,602
Republic of Hungary,
Sr. Unscd. Notes	4.75	2/3/15	125,000	[b]	127,248
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000		53,469
Republic of Italy,
Sr. Unscd. Notes	5.25	9/20/16	155,000		169,297
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,588,226
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000		560,782
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000		704,558

The Fund	25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000	215,158
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000	1,188,719
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	1,540,000	1,601,600
Republic of Poland,
Sr. Unscd. Notes	5.25	1/15/14	250,000	268,867
Republic of Poland,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000	1,629,037
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000	190,400
Republic of South Africa,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000	2,453,850
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	700,000	784,000
United Mexican States,
Sr. Unscd. Notes	5.95	3/19/19	1,200,000	1,354,200
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000	1,534,300
				78,215,381
Health Care—1.4%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000	1,644,378
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	197,115
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	336,895
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	462,024
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000	642,948
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	602,411
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000	809,088
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	469,453
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000	681,822

26

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		782,262
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		252,795
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,474,733
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		840,773
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		171,707
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		534,493
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	1,500,000		1,777,395
Merck & Co.,
Sr. Unscd. Notes	5.30	12/1/13	1,000,000	[a]	1,104,236
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		177,089
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	812,500
Novartis Securities Investment,
Gtd. Notes	5.13	2/10/19	1,400,000		1,537,291
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,802,271
Quest Diagnostic,
Gtd. Notes	3.20	4/1/16	2,500,000		2,523,170
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		552,778
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		55,832
Teva Pharmaceutical Finance,
Gtd. Notes	3.00	6/15/15	3,400,000		3,476,724
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		94,585
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		328,580
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		934,269
Wellpoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,094,083

The Fund	27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000	74,475
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000	415,769
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000	321,193
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000	166,613
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000	217,447
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000	232,797
				30,601,994
Industrial—.2%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	164,785	173,436
Koninklijke Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	2,000,000	2,265,206
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000	803,364
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000	1,833,811
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	150,000	178,056
				5,253,873
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000	429,056
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000	161,732
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	900,610
				1,491,398
Manufacturing—.4%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000	831,059
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	534,014

28

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Manufacturing (continued)
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000		1,108,770
Honeywell International,
Sr. Unscd. Notes	3.88	2/15/14	2,656,000		2,852,005
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000		1,381,549
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000		180,233
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	1,235,000		1,481,423
					8,369,053
Media—1.1%
CBS,
Gtd. Notes	5.50	5/15/33	250,000		237,311
CBS,
Gtd. Debs.	7.88	7/30/30	80,000		95,278
Comcast Cable Communications
Holdings, Gtd. Notes	8.38	3/15/13	4,000,000		4,512,372
Comcast Cable
Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000		423,159
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000		2,023,397
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000		499,750
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000		297,632
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	800,000		799,474
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000		742,996
NBC Universal,
Sr. Unscd. Notes	5.15	4/30/20	1,500,000	[c]	1,569,731
News America,
Gtd. Notes	6.20	12/15/34	250,000		258,865
News America,
Gtd. Notes	6.40	12/15/35	1,000,000		1,058,355
News America,
Gtd. Notes	6.65	11/15/37	360,000		390,610

The Fund	29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
News America,
Gtd. Debs.	7.75	12/1/45	100,000		120,110
News America,
Gtd. Debs.	8.25	8/10/18	150,000		189,409
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000		934,734
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	2,500,000		2,631,478
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000		370,685
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000		570,072
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	3,000,000		3,727,452
Time Warner Cos.,
Gtd. Debs.	6.95	1/15/28	325,000		365,193
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000		212,325
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000		1,323,056
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000	[b]	1,660,286
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000		263,952
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000		104,879
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000		185,990
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000		117,359
					25,685,910
Municipal Bonds—.5%
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge
Revenue (Build America Bonds)	6.26	4/1/49	1,000,000		1,036,790
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000		726,289

30

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
California,
GO (Build America Bonds)	7.55	4/1/39	1,600,000	1,814,960
Metropolitan Transportation
Authority, Dedicated Tax
Funds Bonds	7.34	11/15/39	650,000	765,297
Port Authority of New York and
New Jersey (Consolidated Bonds,
164th Series)	5.65	11/1/40	1,530,000	1,512,497
State of California Build America
Various Purpose, Bonds	7.50	4/1/34	1,000,000	1,118,220
State of Illinois Pension Funding,
Bonds	5.10	6/1/33	3,630,000	3,054,826
State of New Jersey Build America
Turnpike Revenue, Bonds	7.41	1/1/40	780,000	894,605
				10,923,484
Oil & Gas—1.8%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	391,399
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	155,041
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	412,843
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000	2,711,878
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	384,338
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,306,190
Cenovus Energy,
Sr. Unscd. Notes	6.75	11/15/39	1,000,000	1,154,317
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000	151,724
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	545,248
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,172,447
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	359,959

The Fund	31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	733,779
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,250,445
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,110,028
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	75,000	86,004
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000	1,396,169
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	221,181
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,521,152
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	676,144
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,204,529
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	402,604
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	390,392
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	20,822
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,608,574
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	122,493
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000	1,164,084
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000	1,724,053
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	621,631
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	67,373
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000	218,036

32

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000	1,795,459
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	455,745
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000	2,296,736
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	669,894
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	475,242
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	585,336
Sempra Energy,
Sr. Unscd. Notes	6.00	10/15/39	1,100,000	1,147,102
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	504,036
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	581,980
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	278,077
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,765,669
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,048,031
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	214,868
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	441,988
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	83,958
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	207,638
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	81,672
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	836,473
Transocean,
Gtd. Notes	7.50	4/15/31	875,000	1,009,209

The Fund	33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Valero Energy,
Gtd. Notes	6.63	6/15/37	115,000	121,349
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	195,169
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000	858,817
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	790,844
				39,730,169
Paper & Forest Products—.1%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	1,947,693
Property & Casualty Insurance—.9%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	396,247
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	137,905
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	176,261
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	408,944
Allstate,
Sr. Unscd. Notes	7.45	5/16/19	1,850,000	2,231,966
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	642,526
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	1,059,648
AON,
Jr. Sub. Debs.	8.21	1/1/27	70,000	79,457
AXA,
Sub. Bonds	8.60	12/15/30	165,000	200,490
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	2,042,674
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	582,219
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	112,105
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	637,709

34

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000	1,011,071
Lion Connecticut Holdings,
Gtd. Debs.	7.63	8/15/26	50,000	55,053
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000	262,825
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000	243,391
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	268,244
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000	1,555,364
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000	360,098
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	237,218
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	108,050
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	375,900
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	272,310
Prudential Financial,
Sr. Unscd. Notes, Ser. D	7.38	6/15/19	2,800,000	3,339,563
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000	165,308
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,075,470
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	267,653
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	365,023
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000	1,456,713
				20,127,405
Real Estate—.3%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	541,100

The Fund	35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate (continued)
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,400,000	1,520,449
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	37,000	38,329
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	641,726
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	104,671
Prologis,
Sr. Unscd. Notes	6.88	3/15/20	1,400,000	1,572,089
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	110,704
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	222,171
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000	1,526,739
				6,277,978
Retail—.7%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	577,824
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	2,200,000	2,415,961
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	112,010
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	553,523
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,852,680
Lowe’s Cos.,
Sr. Unscd. Notes	6.65	9/15/37	850,000	989,749
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,181,411
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	858,379
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	453,920
Target,
Unscd. Notes	5.88	3/1/12	100,000	104,573

36

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000		149,411
Target,
Sr. Unscd. Notes	7.00	1/15/38	1,280,000		1,556,808
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000		597,289
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	2,270,000		2,616,416
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000		874,469
					15,894,423
Technology—.3%
Dell,
Sr. Unscd. Notes	6.50	4/15/38	1,000,000		1,102,813
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		630,995
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[a]	138,469
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000		646,891
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		692,024
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000		281,788
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000		85,176
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		399,463
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000		696,635
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,298,152
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		170,923
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		579,569
					6,722,898

The Fund	37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications—1.3%
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	100,000		109,380
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000		275,944
AT&T,
Sr. Unscd. Notes	5.88	8/15/12	775,000		825,535
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,587,527
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	1,000,000		1,093,382
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	607,010
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		593,035
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		107,554
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		644,683
British Telecommunications,
Sr. Unscd. Notes	9.88	12/15/30	175,000	[a]	247,541
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	850,000		1,104,819
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		569,495
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	1,630,000		1,742,744
Deutsche Telekom
International Finance,
Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,213,906
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		162,926
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	303,556
GTE,
Gtd. Debs.	6.94	4/15/28	100,000		113,428
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		326,337
Motorola Solutions,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000		1,688,683

38

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
New Cingular Wireless Services,
Gtd. Notes	8.13	5/1/12	250,000	268,291
New Cingular Wireless Services,
Sr. Unscd. Notes	8.75	3/1/31	720,000	1,011,922
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000	358,199
Qwest,
Sr. Unscd. Debs.	6.88	9/15/33	330,000	325,050
Rogers Communications,
Gtd. Notes	6.38	3/1/14	760,000	857,348
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000	3,165,057
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000	959,223
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000	105,374
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000	191,506
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000	1,284,033
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000	1,653,713
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000	575,879
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000	856,084
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	1,000,000	1,410,013
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000	542,621
Verizon New Jersery,
Sr. Unscd. Debs.	8.00	6/1/22	25,000	30,080
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000	623,977
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000	1,094,230
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000	161,319
				28,791,404

The Fund	39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Transportation—.2%
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000		123,209
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000		128,954
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000		120,387
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000		1,187,861
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000		245,060
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000		10,762
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	825,000		1,010,773
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000		321,944
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000		379,780
United Parcel Service of America,
Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	13,315
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,504,878
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		484,925
					5,531,848
U.S. Government Agencies—5.8%
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000		3,109,766
Federal Home Loan Banks,
Bonds	3.63	10/18/13	8,000,000		8,517,752
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000		2,665,160
Federal Home Loan Banks,
Bonds, Ser. 363	4.50	11/15/12	6,800,000	[b]	7,207,925
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000,000		5,302,975
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000		1,123,714

40

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds	4.88	11/18/11	2,700,000		2,768,167
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000	[b]	2,258,614
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000		2,951,699
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000	[b]	1,383,419
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		369,791
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		341,919
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		533,348
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[d]	4,992,120
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	5,500,000	[d]	5,761,998
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[d]	4,093,090
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,196,236
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[d]	3,413,987
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[d]	1,529,142
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[b,d]	1,099,271
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[d]	1,408,502
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	935,551
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[d]	1,190,516
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[d]	854,038
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[d]	741,740

The Fund	41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,407,833
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	[d]	510,018
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000	[d]	2,597,370
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,228,500
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[b,d]	514,082
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d,e]	2,020,757
Federal National Mortgage
Association, Notes	1.75	8/10/12	7,800,000	[d]	7,933,747
Federal National Mortgage
Association, Notes	2.63	11/20/14	6,800,000	[d]	7,090,258
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[d]	4,713,138
Federal National Mortgage
Association, Notes	4.38	3/15/13	7,605,000	[d]	8,135,852
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	938,931
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[d]	1,526,076
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,664,733
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	225,909
Federal National Mortgage
Association, Notes	5.00	3/15/16	6,240,000	[d]	7,083,199
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,364,882
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[d]	401,145
Federal National Mortgage
Association, Sr. Sub. Notes	5.25	8/1/12	1,000,000	[d]	1,059,586
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,406,495
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	[d]	1,284,698

42

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000 [d]		1,419,733
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000 [d]		1,634,673
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000		55,134
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		730,433
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000		814,662
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000		1,276,937
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		753,220
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000		1,921,505
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		198,537
					129,662,483
U.S. Government Agencies/
Mortgage-Backed—32.4%
Federal Home Loan Mortgage Corp.:
2.30%, 2/1/35			572,738	[a,d]	594,785
2.51%, 12/1/34			34,854	[a,d]	36,538
2.63%, 4/1/33			18,162	[a,d]	18,986
3.02%, 2/1/34			320,159	[a,d]	335,779
3.02%, 8/1/35			331,255	[a,d]	348,780
3.50%, 6/1/19—5/1/26			14,406,792	[d]	14,623,479
3.86%, 3/1/36			14,457	[a,d]	15,197
4.00%, 8/1/18—1/1/41			38,569,791	[d]	38,817,742
4.50%, 2/1/18—4/1/41			57,872,730	[d]	59,869,730
4.67%, 6/1/34			24,707	[a,d]	25,921
5.00%, 12/1/17—1/1/40			45,931,356	[d]	48,647,084
5.01%, 6/1/35			10,805	[a,d]	11,397
5.03%, 12/1/34			44,085	[a,d]	46,221
5.16%, 8/1/34			14,683	[a,d]	15,642
5.20%, 11/1/33			15,366	[a,d]	16,298
5.34%, 3/1/37			186,821	[a,d]	197,228
5.46%, 2/1/37			614,795	[a,d]	649,506
5.50%, 8/1/16—1/1/40			35,805,705	[d]	38,584,203
5.61%, 4/1/36			469,531	[a,d]	499,312

The Fund	43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
5.79%, 8/1/37	127,289[a,d]	135,140
6.00%, 12/1/13—10/1/38	21,437,410[d]	23,462,274
6.02%, 6/1/36	9,383[a,d]	9,437
6.50%, 12/1/12—3/1/39	10,968,679[d]	12,334,594
7.00%, 12/1/12—7/1/37	350,751[d]	403,263
7.50%, 9/1/11—11/1/33	139,474[d]	161,866
8.00%, 2/1/17—10/1/31	72,812[d]	86,018
8.50%, 10/1/18—6/1/30	2,661[d]	3,099
Federal National Mortgage Association:
4.00%	8,500,000[d,f]	8,810,777
5.00%	4,900,000[d,f]	5,172,563
2.37%, 3/1/34	376,328[a,d]	393,698
2.37%, 12/1/35	17,121[a,d]	17,903
2.46%, 1/1/35	433,717[a,d]	454,874
2.50%, 6/1/34	272,518[a,d]	284,404
2.53%, 11/1/32	17,922[a,d]	18,742
2.54%, 9/1/33	13,771[a,d]	14,415
2.66%, 10/1/34	24,220[a,d]	25,405
2.93%, 8/1/35	101,166[a,d]	106,444
3.02%, 9/1/35	708,236[a,d]	745,401
3.06%, 9/1/33	34,820[a,d]	36,592
3.50%, 1/20/25—1/1/41	16,759,889[d]	16,480,867
4.00%, 9/1/18—3/1/41	61,378,266[d]	62,226,395
4.19%, 6/1/34	83,388[a,d]	86,764
4.50%, 4/1/18—6/1/40	78,367,986[d]	81,176,718
4.78%, 5/1/33	6,999[a,d]	7,338
4.98%, 1/1/35	24,356[a,d]	25,824
5.00%, 11/1/17—6/1/40	66,193,343[d]	70,138,592
5.04%, 11/1/36	307,172[a,d]	322,313
5.20%, 6/1/35	74,572[a,d]	79,350
5.27%, 11/1/35	16,248[a,d]	17,337
5.40%, 2/1/37	530,154[a,d]	559,172
5.50%, 2/1/14—12/1/38	53,707,668[d]	57,968,349
5.65%, 3/1/37	100,244[a,d]	106,164
5.94%, 2/1/37	6,213[a,d]	6,608
5.97%, 11/1/36	54,395[a,d]	57,523
5.99%, 12/1/36	36,634[a,d]	38,740
6.00%, 6/1/11—11/1/38	33,167,124[d]	36,373,928
6.50%, 12/1/12—9/1/38	8,543,938[d]	9,626,170
7.00%, 3/1/14—3/1/38	1,267,043[d]	1,447,849
7.50%, 8/1/15—6/1/31	141,828[d]	164,770

44

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
8.00%, 2/1/13—8/1/30	49,504[d]	56,708
8.50%, 9/1/15—7/1/30	22,012[d]	24,352
9.00%, 4/1/16—10/1/30	3,123[d]	3,688
Government National Mortgage Association I:
4.50%	3,200,000[f]	3,347,002
4.00%, 2/15/41	14,181,691	14,402,079
4.50%, 1/15/19—7/15/40	42,314,644	44,424,718
5.00%, 1/15/17—4/15/40	32,351,598	34,734,684
5.50%, 9/15/20—11/15/38	16,855,261	18,387,983
6.00%, 10/15/13—4/15/39	12,018,096	13,304,309
6.50%, 2/15/24—2/15/39	3,015,809	3,408,238
7.00%, 10/15/11—8/15/32	191,835	221,782
7.50%, 9/15/11—10/15/32	130,904	152,070
8.00%, 2/15/17—3/15/32	35,604	41,101
8.25%, 6/15/27	3,668	4,371
8.50%, 10/15/26	11,365	12,659
9.00%, 2/15/22—2/15/23	11,160	13,303
Government National Mortgage Association II:
3.50%, 5/20/34	27,182	26,351
6.50%, 2/20/28	1,706	1,921
8.50%, 7/20/25	1,316	1,563
		725,510,390
U.S. Government Securities—33.9%
U.S. Treasury Bonds:
3.50%, 2/15/39	2,500,000	2,132,422
3.88%, 8/15/40	7,500,000	6,828,517
4.25%, 5/15/39	5,200,000	5,070,000
4.25%, 11/15/40	5,100,000	4,958,954
4.38%, 2/15/38	2,000,000	1,999,062
4.38%, 11/15/39	6,200,000	6,166,092
4.38%, 5/15/40	5,475,000	5,441,635
4.50%, 2/15/36	3,800,000	3,895,000
4.50%, 5/15/38	2,900,000	2,955,735
4.50%, 8/15/39	5,600,000	5,688,374
4.63%, 2/15/40	6,300,000	6,530,347
4.75%, 2/15/37	1,800,000	1,912,219
4.75%, 2/15/41	5,100,000	5,389,267
5.00%, 5/15/37	2,055,000	2,265,637
5.25%, 11/15/28	1,440,000	1,647,451
5.25%, 2/15/29	1,200,000	1,373,063

The Fund	45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
5.38%, 2/15/31	1,405,000	1,632,653
5.50%, 8/15/28	2,175,000	2,558,683
6.00%, 2/15/26	1,600,000	1,975,000
6.13%, 11/15/27	2,700,000	3,385,970
6.13%, 8/15/29	1,350,000	1,701,422
6.25%, 8/15/23	2,610,000	3,277,998
6.25%, 5/15/30	1,400,000	1,792,000
6.38%, 8/15/27	1,300,000	1,669,687
6.50%, 11/15/26	770,000[b]	997,872
6.63%, 2/15/27	800,000	1,050,250
6.88%, 8/15/25	1,000,000	1,332,969
7.13%, 2/15/23	1,575,000	2,111,239
7.25%, 5/15/16	2,300,000	2,886,141
7.25%, 8/15/22	870,000	1,173,548
7.50%, 11/15/24	1,900,000	2,652,579
7.63%, 2/15/25	660,000	932,147
7.88%, 2/15/21	805,000	1,118,321
8.00%, 11/15/21	2,670,000	3,763,031
8.13%, 8/15/19	2,050,000	2,841,812
8.13%, 5/15/21	1,500,000	2,119,453
8.75%, 5/15/17	775,000	1,057,270
8.75%, 5/15/20	775,000	1,122,600
8.75%, 8/15/20	2,000,000	2,907,656
8.88%, 8/15/17	2,725,000	3,760,712
8.88%, 2/15/19	1,000,000	1,428,360
9.00%, 11/15/18	660,000	944,368
U.S. Treasury Notes:
0.50%, 11/15/13	7,700,000	7,638,639
0.63%, 6/30/12	9,500,000	9,537,496
0.63%, 7/31/12	50,000,000	50,205,300
0.75%, 12/15/13	15,600,000[b]	15,557,350
1.00%, 7/15/13	11,200,000	11,277,011
1.13%, 12/15/12	9,500,000	9,604,281
1.25%, 8/31/15	10,000,000[b]	9,822,660
1.25%, 9/30/15	9,500,000	9,312,232
1.25%, 10/31/15	20,000,000	19,564,060
1.38%, 9/15/12	18,000,000	18,253,836
1.38%, 1/15/13	7,300,000	7,411,215
1.38%, 2/15/13	6,700,000	6,801,545
1.38%, 3/15/13	7,000,000	7,106,932
1.38%, 11/30/15	4,100,000	4,024,408
1.50%, 7/15/12	9,500,000	9,639,166
1.50%, 12/31/13	6,800,000	6,912,628

46

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.75%, 8/15/12	15,000,000	15,277,740
1.75%, 4/15/13	11,000,000	11,247,896
1.75%, 1/31/14	4,900,000	5,012,166
1.75%, 3/31/14	3,200,000	3,270,250
1.88%, 6/15/12	7,800,000	7,940,158
1.88%, 2/28/14	2,900,000	2,975,446
1.88%, 4/30/14	8,915,000[b]	9,139,266
1.88%, 9/30/17	5,570,000	5,356,775
2.13%, 11/30/14	2,650,000	2,725,567
2.13%, 5/31/15	8,700,000	8,896,420
2.25%, 5/31/14	3,500,000	3,625,783
2.25%, 3/31/16	18,390,000[b]	18,663,018
2.38%, 8/31/14	5,500,000[b]	5,712,696
2.38%, 10/31/14	13,000,000	13,492,583
2.38%, 2/28/15	8,500,000	8,800,194
2.38%, 3/31/16	4,000,000	4,082,812
2.50%, 3/31/13	2,600,000	2,696,790
2.50%, 3/31/15	6,500,000[b]	6,757,439
2.50%, 4/30/15	8,650,000	8,985,187
2.50%, 6/30/17	7,300,000	7,333,076
2.63%, 6/30/14	9,000,000	9,426,096
2.63%, 7/31/14	5,000,000	5,236,330
2.63%, 12/31/14	4,400,000	4,601,093
2.63%, 2/29/16	300,000	310,148
2.63%, 8/15/20	9,800,000	9,319,957
2.63%, 11/15/20	5,200,000[b]	4,920,500
2.75%, 11/30/16	10,000,000	10,285,940
2.75%, 5/31/17	6,400,000	6,530,003
2.75%, 2/28/18	6,500,000	6,550,277
2.75%, 2/15/19	8,200,000	8,126,971
2.88%, 1/31/13	3,495,000	3,642,856
2.88%, 3/31/18	6,700,000	6,795,267
3.00%, 8/31/16	5,700,000	5,958,729
3.00%, 9/30/16	5,500,000	5,744,920
3.00%, 2/28/17	9,500,000	9,862,928
3.13%, 4/30/13	6,600,000	6,934,640
3.13%, 9/30/13	3,000,000	3,169,218
3.13%, 10/31/16	5,000,000	5,248,050
3.13%, 1/31/17	5,800,000	6,070,518
3.13%, 4/30/17	6,600,000	6,882,566
3.13%, 5/15/19	7,900,000	8,012,330
3.25%, 5/31/16	2,500,000	2,651,952
3.25%, 6/30/16	4,600,000[b]	4,876,718

The Fund	47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.25%, 7/31/16	2,500,000	2,648,047
3.25%, 12/31/16	4,700,000	4,954,463
3.25%, 3/31/17	3,000,000	3,152,343
3.38%, 11/30/12	790,000	827,186
3.38%, 6/30/13	3,425,000	3,624,612
3.38%, 7/31/13	6,500,000	6,893,049
3.38%, 11/15/19	11,000,000	11,272,426
3.50%, 5/31/13	2,370,000	2,511,830
3.50%, 2/15/18	6,035,000	6,374,939
3.50%, 5/15/20	9,100,000	9,341,023
3.63%, 5/15/13	2,700,000	2,865,586
3.63%, 8/15/19	9,400,000	9,850,175
3.63%, 2/15/20	13,100,000	13,622,978
3.88%, 2/15/13	1,150,000	1,219,808
3.88%, 5/15/18	6,200,000[b]	6,687,283
4.00%, 2/15/14	2,700,000	2,931,609
4.00%, 2/15/15	3,600,000	3,946,781
4.00%, 8/15/18	3,500,000	3,796,681
4.13%, 8/31/12	1,200,000	1,260,844
4.13%, 5/15/15	2,000,000	2,204,220
4.25%, 9/30/12	800,000	844,062
4.25%, 8/15/13	2,800,000	3,027,063
4.25%, 11/15/13	3,921,000	4,263,476
4.25%, 8/15/14	2,700,000	2,971,898
4.25%, 11/15/14	7,400,000	8,168,904
4.25%, 8/15/15	1,305,000	1,446,613
4.25%, 11/15/17	2,530,000	2,796,045
4.38%, 8/15/12	225,000	236,821
4.50%, 9/30/11	676,000	688,358
4.50%, 11/15/15	3,800,000	4,258,079
4.50%, 2/15/16	425,000	477,029
4.50%, 5/15/17	1,800,000	2,017,688
4.63%, 8/31/11	700,000	710,527
4.63%, 11/15/16	2,000,000	2,257,344
4.63%, 2/15/17	2,252,000	2,540,186
4.75%, 5/15/14	2,400,000	2,669,626
4.75%, 8/15/17	2,300,000	2,611,579
4.88%, 8/15/16	2,530,000	2,888,352
5.13%, 5/15/16	1,350,000	1,555,664
		758,680,741
Total Bonds and Notes
(cost $2,118,098,673)		2,207,980,169

48

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $17,746,000)	17,746,000 [g]	17,746,000

Investment of Cash Collateral
for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $31,488,050)	31,488,050 [g]	31,488,050

Total Investments (cost $2,167,332,723)	100.8%	2,257,214,219
Liabilities, Less Cash and Receivables	(.8%)	(18,092,179)
Net Assets	100.0%	2,239,122,040

a Variable rate security—interest rate subject to periodic change.
b Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $94,377,574 and the value of the collateral held by the fund was $96,895,966, consisting of cash collateral of $31,488,050 and
U.S. Government and Agency securities valued at $65,407,916.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, these securities were valued at $1,569,731 or .1% of net assets.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Purchased on a forward commitment basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	72.1	Money Market Investments	2.2
Corporate Bonds	19.7	Municipal Bonds	.5
Foreign/Governmental	3.5
Asset/Mortgage-Backed	2.8		100.8

† Based on net assets.
See notes to financial statements.

The Fund	49

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $94,377,574)—Note 1(b):
Unaffiliated issuers	2,118,098,673	2,207,980,169
Affiliated issuers	49,234,050	49,234,050
Cash		1,158,530
Receivable for investment securities sold		25,101,405
Dividends and interest receivable		17,176,626
Receivable for shares of Capital Stock subscribed		5,139,447
		2,305,790,227
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		452,086
Payable for investment securities purchased		33,170,118
Liability for securities on loan—Note 1(b)		31,488,050
Payable for shares of Capital Stock redeemed		1,557,933
		66,668,187
Net Assets ($)		2,239,122,040
Composition of Net Assets ($):
Paid-in capital		2,158,313,519
Accumulated distributions in excess of investment income—net		(1,134,380)
Accumulated net realized gain (loss) on investments		(7,938,595)
Accumulated net unrealized appreciation
(depreciation) on investments		89,881,496
Net Assets ($)		2,239,122,040

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	887,022,548	1,352,099,492
Shares Outstanding	83,714,160	127,539,120
Net Asset Value Per Share ($)	10.60	10.60

See notes to financial statements.

50

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	39,083,573
Cash dividends;
Affiliated issuers	28,847
Income from securities lending—Note 1(b)	19,686
Total Income	39,132,106
Expenses:
Management fee—Note 3(a)	1,640,546
Distribution fees (Investor Shares)—Note 3(b)	1,150,981
Directors’ fees—Note 3(a)	68,094
Total Expenses	2,859,621
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(68,094)
Net Expenses	2,791,527
Investment Income—Net	36,340,579
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,568,523
Net unrealized appreciation (depreciation) on investments	(43,062,026)
Net Realized and Unrealized Gain (Loss) on Investments	(40,493,503)
Net (Decrease) in Net Assets Resulting from Operations	(4,152,924)

See notes to financial statements.

The Fund	51

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	36,340,579	70,919,421
Net realized gain (loss) on investments	2,568,523	3,584,736
Net unrealized appreciation
(depreciation) on investments	(43,062,026)	75,226,188
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,152,924)	149,730,345
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(15,441,496)	(35,029,544)
BASIC Shares	(22,841,311)	(39,687,979)
Total Dividends	(38,282,807)	(74,717,523)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	160,020,444	637,118,965
BASIC Shares	294,746,053	633,660,510
Dividends reinvested:
Investor Shares	14,920,296	33,949,087
BASIC Shares	19,609,210	33,172,100
Cost of shares redeemed:
Investor Shares	(264,082,438)	(609,162,406)
BASIC Shares	(189,111,107)	(390,045,749)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	36,102,458	338,692,507
Total Increase (Decrease) in Net Assets	(6,333,273)	413,705,329
Net Assets ($):
Beginning of Period	2,245,455,313	1,831,749,984
End of Period	2,239,122,040	2,245,455,313
Undistributed (distributions in excess of)
investment income—net	(1,134,380)	807,848

52

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Investor Shares
Shares sold	15,163,240	60,707,445
Shares issued for dividends reinvested	1,411,933	3,216,627
Shares redeemed	(25,102,819)	(58,051,333)
Net Increase (Decrease) in Shares Outstanding	(8,527,646)	5,872,739
BASIC Shares
Shares sold	27,952,331	60,120,317
Shares issued for dividends reinvested	1,854,834	3,134,942
Shares redeemed	(17,894,562)	(37,048,425)
Net Increase (Decrease) in Shares Outstanding	11,912,603	26,206,834

See notes to financial statements.

The Fund	53

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Investor Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.80	10.42	9.62	10.03	10.02	10.01
Investment Operations:
Investment income—net[a]	.17	.35	.39	.47	.47	.45
Net realized and unrealized
gain (loss) on investments	(.19)	.39	.81	(.41)	.02	.02
Total from Investment Operations	(.02)	.74	1.20	.06	.49	.47
Distributions:
Dividends from
investment income—net	(.18)	(.36)	(.40)	(.47)	(.48)	(.46)
Net asset value, end of period	10.60	10.80	10.42	9.62	10.03	10.02
Total Return (%)	(.21)[b]	7.28	12.70	.51	4.99	4.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41[c]	.41	.41	.41	.41	.40
Ratio of net expenses
to average net assets	.40[c]	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.18[c]	3.27	3.81	4.64	4.73	4.53
Portfolio Turnover Rate	13.71[b]	32.15	24.78	25.41	42.83[d]	31.05
Net Assets, end of period
($ x 1,000)	887,023	996,131	899,701	428,768	297,998	225,507

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.

See notes to financial statements.

54

Six Months Ended
	April 30, 2011		Year Ended October 31,
BASIC Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.80	10.42	9.62	10.04	10.03	10.02
Investment Operations:
Investment income—net[a]	.18	.37	.41	.48	.50	.47
Net realized and unrealized
gain (loss) on investments	(.19)	.40	.82	(.40)	.01	.02
Total from
Investment Operations	(.01)	.77	1.23	.08	.51	.49
Distributions:
Dividends from
investment income—net	(.19)	(.39)	(.43)	(.50)	(.50)	(.48)
Net asset value, end of period	10.60	10.80	10.42	9.62	10.04	10.03
Total Return (%)	(.09)[b]	7.55	12.99	.67	5.25	5.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16[c]	.16	.16	.16	.16	.15
Ratio of net expenses
to average net assets	.15[c]	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	3.43[c]	3.52	4.05	4.89	4.99	4.78
Portfolio Turnover Rate	13.71[b]	32.15	24.78	25.41	42.83[d]	31.05
Net Assets, end of period
($ x 1,000)	1,352,099	1,249,324	932,049	422,319	246,724	197,732

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.

See notes to financial statements.

The Fund	55

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective seeks to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day

56

by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,602,670	—	3,602,670
Commercial
Mortgage-Backed	—	58,186,876	—	58,186,876
Corporate Bonds†	—	443,198,144	—	443,198,144
Foreign Government	—	78,215,381	—	78,215,381
Municipal Bonds	—	10,923,484	—	10,923,484
Mutual Funds	49,234,050	—	—	49,234,050
U.S. Government
Agencies/
Mortgage-Backed	—	855,172,873	—	855,172,873
U.S. Treasury	—	758,680,741	—	758,680,741

†	See Statement of Investments for additional detailed categorizations.

58

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011,The Bank of New York Mellon earned $10,600 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	4/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund 24,449,000			329,391,000	336,094,000	17,746,000.8
Dreyfus
Institutional
Cash
Advantage
Plus Fund	31,631,447		83,382,839	83,526,236	31,488,050		1.4
Total	56,080,447		412,773,839	419,620,236	49,234,050		2.2

(d) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

60

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $10,250,009 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015, $973,609 expires in fiscal 2016, $2,759,735 expires in fiscal 2017 and $795,618 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $74,717,523. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of

The Fund 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the“Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket

62

expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended April 30, 2011, Investor shares were charged $1,150,981 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $271,972 and Rule 12b-1 distribution plan fees $180,114.

The Fund 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $333,877,775 and $299,150,365, respectively.

At April 30, 2011, accumulated net unrealized appreciation on investments was $89,881,496, consisting of $95,832,990 gross unrealized appreciation and $5,951,494 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

64

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 65

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT

MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and above the Performance Universe median for the various periods.

The Board also noted that the fund’s yield performance was above or at the Performance Group median for eight of the 10 one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted

66

that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 67

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT

MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

68

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 69

For More Information

Dreyfus		Transfer Agent &
Bond Market Index Fund		Dividend Disbursing Agent
200 Park Avenue		Dreyfus Transfer, Inc.
New York, NY 10166		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue		MBSC Securities Corporation
New York, NY 10166		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Investor: DBMIX	BASIC: DBIRX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus Disciplined
Stock Fund

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from Novmeber 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global and U.S. economies.A modest slowdown in the middle quarters of 2010 gave way to renewed strength by early 2011.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets around the world have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, U.S. equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a double-dip recession.

We expect the U.S. economy to continue to expand at a moderate rate, which generally should be good for stocks. However, in the wake of recent gains we believe that selectivity will become more impor-tant.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2010, through April 30, 2011, as provided by Sean P. Fitzgibbon and Jeffrey McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Disciplined Stock Fund produced a total return of 17.91%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 16.35% for the same period.2

A U.S. economic recovery continued to gain momentum during the reporting period, driving stocks broadly higher. The fund produced a higher return than its benchmark, primarily due to strong stock selections in the technology, industrials, health care and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks focusing on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index.We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

U.S. Recovery Outweighed Global Economic Concerns

Although some areas of the U.S. economy, such as housing, continued to show signs of weakness, most domestic economic indicators improved during the reporting period. Against a background of expanding industrial activity, declining unemployment and increasing consumer spending, a wide range of companies reported better-than-expected earnings and revenues, giving investors confidence that the economy was unlikely to fall into a double-dip recession. Stock markets rose sharply during the first four months of the reporting period despite political

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

uprisings in the Middle East, surging energy prices and renewed uncertainty regarding the ongoing European sovereign debt crisis. Stocks sold off in mid-March after a major earthquake and tsunami took a heavy toll on Japanese coastal populations and infrastructure, but U.S. stock markets recovered quickly and resumed their climb through the reporting period’s end.

Positioned for the Next Phase of Recovery

In the information technology sector, we focused on secular trends that have generated sales growth ahead of the cycle.We have avoided companies with relatively mature growth profiles, such as desktop computing, and emphasized faster growing areas with greater upside potential, such as companies participating in the trends toward mobile communications and cloud computing. Such investments enabled the fund’s technology holdings to strongly outperform their respective benchmark’s components. The fund’s top technology performers included mobile computing giant Alcatel-Lucent and data management service providers Informatica and Teradata.

More broadly, in anticipation of a continued U.S. recovery, we emphasized companies that we believed were positioned to benefit from the next phase of the economic cycle. Among industrial companies, the fund’s returns were bolstered primarily by equipment makers with exposure to positive industrial trends. For example, Caterpillar reported better-than-expected results due to increased levels of non-residential construction as well as the company’s expansion into mining equipment, while Ingersoll-Rand benefited from renewed corporate spending on building upgrades and maintenance, as well as new construction. In the health care sector, the fund benefited from medical equipment-and-supply companies, such as Covidien, and good individual stock selections among pharmaceutical companies, such as Pfizer. Finally, among financial stocks, the fund generally avoided the relatively weak capital markets area, focusing instead on credit issuers, such as Capital One Financial, during a time of normalizing loan balances and rising consumer spending.

While the fund’s emphasis on emerging economic trends boosted returns in most market sectors, our strategy detracted from relative

4

performance in the consumer discretionary and utility sectors. Consumer-oriented industries, including auto makers such as Ford Motor and cruise lines such as Carnival, were hurt by rising fuel prices and other cost increases.Among utilities, investments in power companies with nuclear exposure, such as Entergy and American Electric Power, came under pressure in the aftermath of the catastrophic failure of Japan’s Fukushima nuclear power plant.

Selecting Stocks in a Normalizing Market

While we believe the U.S. economic recovery remains intact and the market exhibits potential for further appreciation, the pace of the stock market’s advance may slow toward historical averages. In such an environment, strong risk management and the quality of individual stock selections—core elements of our investment approach—may become particularly important.

As of the end of the reporting period, in our view we have found a relatively large number of attractive investment opportunities in the health care sector and, to a lesser degree, the consumer discretionary sector, where we have emphasized higher-end retailers with strong pricing power.We have found fewer opportunities among materials companies, many of which appear overvalued to us after the recent rally.

May 16, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

Expenses paid per $1,000†	$5.40
Ending value (after expenses)	$1,179.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

Expenses paid per $1,000†	$5.01
Ending value (after expenses)	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2011 (Unaudited)

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—9.6%
Amazon.com	19,380[a]	3,808,170
Carnival	125,160	4,764,841
DIRECTV, Cl. A	164,460[a]	7,991,111
Ford Motor	631,890[a,b]	9,775,338
Mattel	268,990	7,187,413
Newell Rubbermaid	609,580	11,618,595
News, Cl. A	247,500	4,410,450
Omnicom Group	226,000	11,116,940
		60,672,858
Consumer Staples—9.9%
Energizer Holdings	91,740[a]	6,929,122
Kimberly-Clark	67,130	4,434,608
Nestle, ADR	124,130	7,720,886
PepsiCo	202,150	13,926,114
Philip Morris International	159,270	11,059,709
Unilever, ADR	473,550	15,423,524
Walgreen	72,800	3,110,016
		62,603,979
Energy—14.1%
Alpha Natural Resources	104,760[a,b]	6,093,889
Anadarko Petroleum	93,130	7,351,682
Apache	50,290	6,707,177
Cameron International	58,820[a]	3,100,990
Chevron	161,950	17,723,808
ENSCO, ADR	159,830[b]	9,529,065
Halliburton	148,160	7,479,117
Hess	104,050	8,944,138
National Oilwell Varco	57,310	4,395,104
Occidental Petroleum	112,170	12,819,909
Valero Energy	173,820	4,919,106
		89,063,985

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—1.2%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	55,530[b]	7,575,958
Financial—13.9%
Aflac	76,740	4,312,021
American Express	139,120	6,828,010
Bank of America	940,480	11,549,094
Capital One Financial	222,600	12,182,898
Citigroup	2,893,400[a]	13,280,706
Hartford Financial Services Group	156,560	4,535,543
JPMorgan Chase & Co.	127,520	5,818,738
Lincoln National	265,940	8,305,306
MetLife	130,980	6,128,554
Wells Fargo & Co.	522,190	15,200,951
		88,141,821
Health Care—13.9%
Allscripts Healthcare Solutions	212,180[a]	4,570,357
CIGNA	160,400	7,511,532
Covidien	153,770	8,563,451
Dendreon	67,400[a,b]	2,927,182
Gilead Sciences	109,880[a]	4,267,739
HCA Holdings	98,010	3,214,728
Human Genome Sciences	225,470[a,b]	6,644,601
McKesson	115,760	9,609,238
Pfizer	899,444	18,852,346
Sanofi-Aventis, ADR	168,010[b]	6,639,755
St. Jude Medical	118,850	6,351,344
Warner Chilcott, Cl. A	197,140	4,544,077
Zimmer Holdings	67,170[a]	4,382,843
		88,079,193
Industrial—10.2%
Caterpillar	95,300	10,998,573
Cummins	54,730	6,577,451
Dover	130,280	8,864,251
General Electric	747,600	15,288,420
Ingersoll-Rand	175,830[b]	8,879,415
Norfolk Southern	82,500	6,161,100

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Thomas & Betts	65,320[a]	3,786,600
Tyco International	82,610	4,026,412
		64,582,222
Information Technology—18.2%
Alcatel-Lucent, ADR	934,670[a,b]	6,112,742
Apple	65,280[a]	22,732,455
BMC Software	164,580[a]	8,266,853
Electronic Arts	157,810[a]	3,184,606
EMC	224,880[a]	6,373,099
Google, Cl. A	8,710[a]	4,739,111
Informatica	96,610[a]	5,411,126
International Business Machines	113,820	19,415,416
Microchip Technology	91,810	3,767,882
NetApp	84,930[a]	4,414,661
Oracle	431,080	15,540,434
QUALCOMM	194,270	11,042,307
Teradata	81,350[a]	4,549,092
		115,549,784
Materials—1.7%
CF Industries Holdings	20,720	2,932,916
E.I. du Pont de Nemours & Co.	136,190	7,734,230
		10,667,146
Telecommunication Services—2.4%
AT&T	491,360	15,291,123
Utilities—4.1%
NextEra Energy	278,380	15,747,957
PPL	370,480	10,162,266
		25,910,223
Total Common Stocks
(cost $482,660,947)		628,138,292

Other Investment—1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,550,000)	9,550,000[c]	9,550,000

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—5.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $31,873,946)	31,873,946[c]	31,873,946

Total Investments (cost $524,084,893)	105.7%	669,562,238
Liabilities, Less Cash and Receivables	(5.7%)	(36,262,165)
Net Assets	100.0%	633,300,073

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $31,493,574 and the value of the collateral held by the fund was $31,873,946.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.2	Money Market Investments	6.5
Energy	14.1	Utilities	4.1
Financial	13.9	Telecommunication Services	2.4
Health Care	13.9	Materials	1.7
Industrial	10.2	Exchange Traded Funds	1.2
Consumer Staples	9.9
Consumer Discretionary	9.6		105.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,493,574)—Note 1(b):
Unaffiliated issuers	482,660,947	628,138,292
Affiliated issuers	41,423,946	41,423,946
Cash		609
Receivable for investment securities sold		4,013,625
Dividends and interest receivable		573,906
Receivable for shares of Capital Stock subscribed		66,768
		674,217,146
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		514,129
Liability for securities on loan—Note 1(b)		31,873,946
Payable for investment securities purchased		8,331,315
Payable for shares of Capital Stock redeemed		191,134
Loan commitment fees payable—Note 2		4,525
Interest payable—Note 2		2,024
		40,917,073
Net Assets ($)		633,300,073
Composition of Net Assets ($):
Paid-in capital		522,531,407
Accumulated undistributed investment income—net		664,687
Accumulated net realized gain (loss) on investments		(35,373,366)
Accumulated net unrealized appreciation
(depreciation) on investments		145,477,345
Net Assets ($)		633,300,073
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		18,896,093
Net Asset Value, offering and redemption price per share ($)		33.51

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $84,220 foreign taxes withheld at source):
Unaffiliated issuers	4,921,312
Affiliated issuers	1,563
Income from securities lending—Note 1(b)	15,707
Total Income	4,938,582
Expenses:
Management fee—Note 3(a)	2,751,342
Distribution fees—Note 3(b)	305,705
Directors’ fees—Note 3(a)	19,343
Loan commitment fees—Note 2	4,525
Interest expense—Note 2	3,357
Total Expenses	3,084,272
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(19,343)
Net Expenses	3,064,929
Investment Income—Net	1,873,653
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	46,335,701
Net unrealized appreciation (depreciation) on investments	52,607,085
Net Realized and Unrealized Gain (Loss) on Investments	98,942,786
Net Increase in Net Assets Resulting from Operations	100,816,439

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	1,873,653	3,674,333
Net realized gain (loss) on investments	46,335,701	57,140,422
Net unrealized appreciation
(depreciation) on investments	52,607,085	28,718,517
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,816,439	89,533,272
Dividends to Shareholders from ($):
Investment income—net	(2,340,319)	(3,285,029)
Capital Stock Transactions ($):
Net proceeds from shares sold	10,582,490	34,023,036
Dividends reinvested	2,186,565	3,065,431
Cost of shares redeemed	(64,670,710)	(71,775,303)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(51,901,655)	(34,686,836)
Total Increase (Decrease) in Net Assets	46,574,465	51,561,407
Net Assets ($):
Beginning of Period	586,725,608	535,164,201
End of Period	633,300,073	586,725,608
Undistributed investment income—net	664,687	1,131,353
Capital Share Transactions (Shares):
Shares sold	338,878	1,285,619
Shares issued for dividends reinvested	74,628	116,591
Shares redeemed	(2,075,438)	(2,677,574)
Net Increase (Decrease) in Shares Outstanding	(1,661,932)	(1,275,364)

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	28.54	24.51	22.77	40.24	37.35	32.52
Investment Operations:
Investment income—net[a]	.09	.18	.25	.35	.26	.29
Net realized and unrealized
gain (loss) on investments	5.00	4.01	1.83	(13.57)	6.31	4.88
Total from Investment Operations	5.09	4.19	2.08	(13.22)	6.57	5.17
Distributions:
Dividends from
investment income—net	(.12)	(.16)	(.34)	(.34)	(.23)	(.34)
Dividends from net realized
gain on investments	—	—	—	(3.91)	(3.45)	—
Total Distributions	(.12)	(.16)	(.34)	(4.25)	(3.68)	(.34)
Net asset value, end of period	33.51	28.54	24.51	22.77	40.24	37.35
Total Return (%)	17.91[b]	17.13	9.38	(36.51)	18.98	16.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[c]	1.01	1.01	1.01	1.01	1.00
Ratio of net expenses
to average net assets	1.00[c]	1.00	1.00	1.00	.98	.93
Ratio of net investment income
to average net assets	.61[c]	.65	1.18	1.12	.69	.86
Portfolio Turnover Rate	37.46[b]	78.04	103.96	70.11	49.43	96.40
Net Assets, end of period
($ x 1,000)	633,300	586,726	535,164	532,697	945,819	941,091

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	575,136,362	—	—	575,136,362
Equity Securities—
Foreign†	45,425,972	—	—	45,425,972
Mutual Funds/
Exchange
Traded Funds	48,999,904	—	—	48,999,904

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011, The Bank of NewYork Mellon earned $6,732 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

18

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	4/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	572,000		46,996,000	38,018,000	9,550,000		1.5
Dreyfus
Institutional
Cash
Advantage
Fund	1,987,425		212,841,930	182,955,409	31,873,946		5.0
Total	2,559,425		259,837,930	220,973,409	41,423,946		6.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $80,995,554 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $3,285,029. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

20

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2011, was approximately $482,900 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2011, the fund was charged $305,705 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $462,740 and Rule 12b-1 distribution plan fees $51,389.

22

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $229,202,380 and $285,499,263, respectively.

At April 30, 2011, accumulated net unrealized appreciation on investments was $145,477,345, consisting of $147,545,236 gross unrealized appreciation and $2,067,891 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

24

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the 10-year period when the fund’s performance was below the Performance Group and Performance Universe medians.The Board also noted that the fund ranked first in the Performance Group for the one-year period ended December 31, 2010. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into consideration the fund’s “unitary” fee structure, they noted that the fund’s contractual management fee was above the Expense

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and at the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of

26

services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

28

For More Information

Dreyfus	Transfer Agent &
Disciplined Stock Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	MBSC Securities Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DDSTX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Money Market
Reserves

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
22	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative for quite some time in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and a relatively slow growth in corporate spending. Nonetheless, U.S. money market yields have remained near zero percent due to historically low short-term interest rates.

We expect the U.S. economy to continue to expand at a moderate rate. Indeed, if the economy continues to expand after the scheduled end of a massive quantitative easing program in June, we could see higher short-term interest rates later this year or early next year.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Money Market Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of economic recovery and intensifying inflationary pressures, yields of short-term money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

Monetary Policy Unchanged Despite Stronger Recovery

The reporting period began soon after a dramatic upturn in economic sentiment, which was initially fueled by an announcement from the Federal Reserve Board (the “Fed”) that it would embark on a second round of quantitative easing of monetary policy through the purchase of $600 million of U.S.Treasury securities. Investors and analysts responded

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

positively to this sign that the Fed was committed to preventing the onset of a double-dip recession. At the same time, as it has since December 2008, the Fed left the overnight federal funds rate unchanged in a range between 0% and 0.25%.

Indeed, economic data proved encouraging in November, as the manufacturing and service sectors continued to improve and even the housing market posted better sales data. However, one critical measure disappointed: the unemployment rate climbed to 9.8%. Any renewed economic concerns were alleviated to a degree when December showed signs of continued progress, including better data from the labor market as new unemployment claims declined and the unemployment rate eased to 9.4%. The manufacturing sector expanded for the 17th consecutive month in December, and the holiday season was a relatively healthy one for retailers, bolstering the services sector. It was later announced that U.S. GDP accelerated modestly to a 3.1% annualized growth rate during the fourth quarter of 2010.

January 2011 brought more good news, with existing home sales climbing to its highest level since May 2010.Amid these signs of more robust economic growth, food and fuel prices rose sharply, signaling a potential increase in inflationary pressures. Investors’ concerns intensified again in February, when political unrest in the Middle East caused energy prices to surge higher, potentially threatening the reinvigorated economic recovery. Nonetheless, U.S. manufacturing activity reached its highest level in seven years during February, and the unemployment rate fell to 8.9%.

The global economy took another hit in March, when Japan suffered a devastating earthquake, tsunami and nuclear disaster.Yet, higher energy prices and the tragedy in Japan appeared to have relatively little short-term impact on the U.S. economy, as activity expanded across several economic sectors in March, the private sector added 233,000 jobs and the unemployment rate dropped to 8.8%, its lowest reading in two years.

Economic headwinds seemed to intensify in April, when it was estimated that the U.S. economy grew at a surprisingly anemic 1.8% annualized rate during the first quarter of 2011. Slowdowns in consumer and govern-

4

ment spending appeared to be the main factors behind the sluggish growth rate.A sharp rise in energy prices also dampened U.S. GDP and contributed to renewed inflation fears. However, other parts of the economy continued to fare well, as evidenced by another monthly increase in domestic manufacturing activity.

An Unwavering Focus on Quality

The low federal funds rate kept money market yields near zero percent, and with narrow yield differences along the market’s maturity spectrum, it continued to make little sense to incur the additional credit and interest-rate risks that longer-dated instruments typically entail.Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages. As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Recent inflationary pressures and the expected end of the Fed’s quantitative easing program could cause investors to anticipate higher short-term interest rates in the months ahead, and we are hopeful that money market yields will respond to a more constructive market environment. In the meantime, as we have for some time, we intend to maintain the fund’s focus on credit quality and liquidity.

May 16, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.34	$1.34
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.35	$1.35
Ending value (after expenses)	$1,023.46	$1,023.46

† Expenses are equal to the fund’s annualized expense ratio of .27% for Investor shares and .27% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2011 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—26.5%	Amount ($)			Value ($)
Barclays Bank
0.64%, 5/3/11	15,000,000		[a]	15,000,000
BNP Paribas (Yankee)
0.35%, 5/23/11	15,000,000			15,000,000
Credit Agricole CIB (Yankee)
0.43%, 10/28/11	15,000,000			15,000,000
Mitsubishi Trust and Banking Corp. (Yankee)
0.31%, 5/10/11	15,000,000			15,000,000
Natixis (Yankee)
0.53%, 8/1/11	15,000,000			15,000,000
Skandinaviska Enskilda Banken (Yankee)
0.18%, 5/12/11	15,000,000	[b]		15,000,000
Total Negotiable Bank Certificates of Deposit
(cost $90,000,000)				90,000,000

Commercial Paper—17.6%
Commonwealth Bank of Australia
0.26%, 6/15/11	15,000,000	[b]		14,995,125
General Electric Capital Corp.
0.22%, 6/16/11	15,000,000	[b]		14,995,783
Nationwide Building Society
0.49%, 8/30/11	15,000,000	[b]		14,975,296
UBS Finance Delaware Inc.
0.08%, 5/2/11	15,000,000			14,999,967
Total Commercial Paper
(cost $59,966,171)				59,966,171

Asset-Backed Commercial Paper—17.7%
FCAR Owner Trust, Ser. I
0.25%, 7/27/11	15,000,000			14,990,937
Govco
0.27%, 6/20/11	15,000,000	[b]		14,994,375

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)			Value ($)
Grampian Funding LLC
0.36%, 5/24/11	15,000,000	[b]		14,996,550
Mont Blanc Capital Corp.
0.27%, 6/7/11	15,000,000	[b]		14,995,838
Total Asset-Backed Commercial Paper
(cost $59,977,700)				59,977,700

Time Deposits—9.1%
Dexia Credit Locale (Grand Cayman)
0.12%, 5/2/11	15,000,000			15,000,000
KBC Bank (Grand Cayman)
0.09%, 5/2/11	16,000,000			16,000,000
Total Time Deposits
(cost $31,000,000)				31,000,000

U.S. Government Agency—12.9%
Federal National Mortgage Association
0.06%-0.40%, 6/13/11-2/1/13
(cost $43,747,310)	43,750,000		[a,c]	43,747,310

Repurchase Agreements—16.2%
Goldman, Sachs & Co.
0.05%, dated 4/29/11, due 5/2/11
in the amount of $30,000,125
(fully collateralized by $170,666,149
Government National Mortgage Association,
4.50%-6.397%, due 2/16/39-1/20/41,
value $30,600,001)	30,000,000			30,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
RBS Securities, Inc.
0.04%, dated 4/29/11, due 5/2/11 in the amount of
$25,000,083 (fully collateralized by $24,010,000
U.S. Treasury Notes, 3.50%, due 2/15/18,
value $25,500,012)	25,000,000	25,000,000
Total Repurchase Agreements
(cost $55,000,000)		55,000,000

Total Investments (cost $339,691,181)	100.0%	339,691,181
Cash and Receivables (Net)	.0%	101,062
Net Assets	100.0%	339,792,243

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, these securities amounted to $104,952,967 or 30.9% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	48.8	Asset-Backed/Multi-Seller Programs	4.4
Repurchase Agreements	16.2	Asset Backed/Single Seller	4.4
U.S. Government Agency	12.9	Finance	4.4
Asset-Backed/Banking	8.9		100.0

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreement of $55,000,000)—Note 1(b)	339,691,181	339,691,181
Cash		140,384
Interest receivable		48,851
		339,880,416
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		76,164
Payable for shares of Capital Stock redeemed		12,000
Dividend payable		9
		88,173
Net Assets ($)		339,792,243
Composition of Net Assets ($):
Paid-in capital		339,790,703
Accumulated net realized gain (loss) on investments		1,540
Net Assets ($)		339,792,243

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	232,359,671	107,432,572
Shares Outstanding	232,358,596	107,432,106
Net Asset Value Per Share ($)	1.00	1.00
See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Interest Income	525,276
Expenses:
Management fee—Note 2(a)	964,558
Distribution fees (Investor Shares)—Note 2(b)	252,732
Directors’ fees—Note 2(a)	10,376
Total Expenses	1,227,666
Less—reduction in expenses due to undertaking—Note 2(a)	(692,117)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(10,376)
Net Expenses	525,173
Investment Income—Net, representing net increase
in net assets resulting from operations	103

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	103	162
Net realized gain (loss) on investments	—	1,540
Net Increase (Decrease) in Net Assets
Resulting from Operations	103	1,702
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(52)	(110)
Class R Shares	(51)	(52)
Total Dividends	(103)	(162)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	188,455,012	408,796,488
Class R Shares	215,388,624	364,332,286
Dividends reinvested:
Investor Shares	52	110
Class R Shares	51	38
Cost of shares redeemed:
Investor Shares	(284,900,976)	(435,329,323)
Class R Shares	(248,804,244)	(378,817,805)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(129,861,481)	(41,018,206)
Total Increase (Decrease) in Net Assets	(129,861,481)	(41,016,666)
Net Assets ($):
Beginning of Period	469,653,724	510,670,390
End of Period	339,792,243	469,653,724

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2011			Year Ended October 31,
Investor Shares	(Unaudited)	2010		2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00		1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000	[a]	.003	.028	.046	.042
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]		(.003)	(.028)	(.046)	(.042)
Net asset value, end of period	1.00	1.00		1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00	[b]	.30	2.87	4.75	4.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.71		.75	.71	.71	.70
Ratio of net expenses
to average net assets	.27[c]	.29		.66	.70	.70	.70
Ratio of net investment income
to average net assets	.00[b,c]	.00	[b]	.32	2.80	4.65	4.15
Net Assets, end of period
($ x 1,000)	232, 360 328,806			355,337	408,547	352,108	284,623

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2011			Year Ended October 31,
Class R Shares	(Unaudited)	2010		2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00		1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000	[a]	.004	.030	.048	.044
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]		(.004)	(.030)	(.048)	(.044)
Net asset value, end of period	1.00	1.00		1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00	[b]	.43	3.07	4.96	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.51		.55	.51	.51	.50
Ratio of net expenses
to average net assets	.27[c]	.29		.52	.50	.50	.50
Ratio of net investment income
to average net assets	.00[b,c]	.00	[b]	.47	3.03	4.85	4.40
Net Assets, end of period
($ x 1,000)	107,433 140,848			155,333	186,972	162,075	185,772

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

16

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	339,691,181
Level 3—Significant Unobservable Inputs	—
Total	339,691,181

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exer-

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

18

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $539,953 for Investor shares and $152,164 for Class R shares during the period ended April 30, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2011, Investor shares were charged $252,732 pursuant to the Plan.

20

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $141,411 and Rule 12b-1 distribution plan fees $38,755, which are offset against an expense reimbursement currently in effect in the amount of $104,002.

The Fund	21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

22

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the various periods.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into consideration the fund’s “unitary” fee structure, they noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians. They also noted that the fund’s total expenses were below the Expense Group and Expense Universe medians.The Board also considered the current fee waiver undertaken by Dreyfus.

The Fund	23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having

24

achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

26

NOTES

For More Information

Dreyfus		Transfer Agent &
Money Market Reserves		Dividend Disbursing Agent
200 Park Avenue		Dreyfus Transfer, Inc.
New York, NY 10166		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue		MBSC Securities Corporation
New York, NY 10166		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Investor: DPIXX	Class R: DPOXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
AMT-Free
Municipal Reserves

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus AMT-Free Municipal Reserves, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative for quite some time in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and a relatively slow growth in corporate spending. Nonetheless, U.S. money market yields have remained near zero percent due to historically low short-term interest rates.

We expect the U.S. economy to continue to expand at a moderate rate. Indeed, if the economy continues to expand after the scheduled end of a massive quantitative easing program in June, we could see higher short-term interest rates later this year or early next year.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus AMT-Free Municipal Reserves’ BASIC shares produced an annualized yield of 0.00%, Class B shares produced an annualized yield of 0.00%, Class R shares produced an annualized yield of 0.00% and Investor shares produced an annualized yield of 0.00%.Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced annualized effective yields of 0.00%, 0.00%, 0.00% and 0.00%, respectively, for the same period.1

Although investors grew more optimistic about the economy during the reporting period and yields of longer-term municipal bonds climbed, yields of short-term municipal money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.To pursue its goal, the fund normally invests substantially all of its assets in short-term high quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Low Yields Persisted Despite a Stronger Economic Recovery

The reporting period began in the midst of an upturn in economic sentiment sparked by a new quantitative easing program from the Federal Reserve Board (the “Fed”). Greater economic optimism also was

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

reinforced by improved hiring activity and greater consumer spending. Indeed, the U.S. Department of Commerce estimated that U.S. GDP expanded at a 3.1% annualized rate during the fourth quarter of 2010, up from a 2.6% annualized rate during the third quarter. Expectations of continued economic growth in 2011 caused investors to turn from traditional safe havens to riskier assets, driving yields of longer-term U.S. Treasury securities and highly rated municipal bonds higher.

Many analysts were surprised by a lower-than-expected estimate of 1.8% annualized GDP growth for the first quarter of 2011, and surging energy prices added to their economic concerns. However, investors proved resilient, and they generally continued to favor riskier assets through the reporting period’s end. However, the Fed maintained an aggressively accommodate policy stance, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, tax-exempt money market instruments continued to offer yields of little more than zero percent.

The supply of newly issued municipal money market instruments remained ample in November and December, even as the federally subsidized Build America Bonds program shifted a portion of municipal issuance to the taxable bond market. The expiration of the Build America Bonds program at the end of 2010 had relatively little impact on tax-exempt money market issuance volumes during the first quarter of the new year. Meanwhile, demand for municipal money market instruments remained robust as individuals sought to shelter income from rising state taxes and institutional investors searched for alternatives to taxable money market instruments.

Most states and municipalities reduced spending and some raised taxes to bridge budget deficits during the reporting period. However, we believe that well-publicized concerns regarding potential municipal defaults have been overstated.Although tax revenues remain below prerecession levels, receipts have trended up over the past year. In addition, several banks have initiated programs providing municipal issuers with credit, a positive development that we believe is likely to continue.

4

Focus on Liquidity and Capital Preservation

We have continued to maintain a conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper that were deemed creditworthy by our analysts. We also favored instruments backed by pledged tax appropriations or dedicated revenues. We generally shied away from general obligation debt and instruments issued by localities that depend heavily on state aid. Finally, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages, as it has made little sense to us to incur the interest-rate risks that longer-dated instruments typically entail.

Increased Supply Could Lift Yields

Despite ongoing signs of economic recovery and higher commodity prices, core inflation has been manageable, and the Fed appears set to keep short-term interest rates at current low levels for some time to come. Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, we expect the supply of newly issued tax-exempt money market instruments to increase later in 2011, which could put upward pressure on yields. As always, we are prepared to adjust the fund’s strategies should economic and market conditions change.

May 16, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSRO) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$2.28	$2.28	$2.28	$2.28
Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$2.31	$2.31	$2.31	$2.31
Ending value (after expenses)	$1,022.51	$1,022.51	$1,022.51	$1,022.51

† Expenses are equal to the fund’s annualized expense ratio of .46% for Investor Shares, .46% for Class R Shares,
.46% for BASIC Shares and .46% for Class B Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—98.1%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—6.3%
Arizona Health Facilities
Authority, Hospital System
Revenue (Phoenix Children’s
Hospital) (Liquidity Facility;
Merrill Lynch Capital Services
and LOC; Bank of America)	0.43	5/7/11	9,165,000	[a,b]	9,165,000
Puttable Floating Option Tax
Exempt Receipts (Arizona
Health Facilities Authority,
HR (Phoenix Children’s
Hospital)) (Liquidity
Facility; Bank of America and
LOC; Bank of America)	0.43	5/7/11	14,440,000	[a,b]	14,440,000
Connecticut—10.2%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.31	5/7/11	5,405,000	[a]	5,405,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital of Saint Raphael
Issue) (LOC; KBC Bank)	0.32	5/7/11	14,600,000	[a]	14,600,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.31	5/7/11	2,000,000	[a]	2,000,000
Hamden,
GO Notes, BAN	2.00	8/24/11	10,000,000		10,041,360
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; Wells Fargo Bank)	0.31	5/7/11	6,055,000	[a]	6,055,000
District of Columbia—.4%
District of Columbia,
Revenue (American Public
Health Association Issue)
(LOC; Bank of America)	0.35	5/7/11	1,480,000	[a]	1,480,000
Florida—4.4%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.43	5/7/11	900,000	[a]	900,000

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.00	6/1/11	4,735,000		4,749,720
Dade County Industrial Development
Authority, IDR (Spectrum
Programs, Inc. Project)
(LOC; Bank of America)	0.59	5/7/11	200,000	[a]	200,000
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/11	4,560,000		4,588,684
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/11	340,000		342,139
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.43	5/7/11	620,000	[a]	620,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.43	5/7/11	470,000	[a]	470,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wells Fargo Bank)	0.38	5/7/11	1,315,000	[a]	1,315,000
Palm Beach County,
IDR (Gulfstream Goodwill
Industies, Inc. Project)
(LOC; Wells Fargo Bank)	0.38	5/7/11	440,000	[a]	440,000
Pinellas County Industry Council,
Revenue (Chi Chi Rodriguez
Youth Foundation Project)
(LOC; Bank of America)	1.95	5/7/11	110,000	[a]	110,000
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wells Fargo Bank)	0.43	5/7/11	1,160,000	[a]	1,160,000
Sarasota County,
IDR (Sarasota Military
Academy, Inc. Project)
(LOC; Wells Fargo Bank)	0.43	5/7/11	1,560,000	[a]	1,560,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—2.2%
Iowa Finance Authority,
Educational Facilities Revenue
(Graceland University Project)
(LOC; Bank of America)	0.27	5/7/11	2,460,000	[a]	2,460,000
Iowa Finance Authority,
Educational Facilities Revenue
(Holy Family Catholic Schools
Project) (LOC; Wells Fargo Bank)	0.28	5/1/11	2,000,000	[a]	2,000,000
Iowa Finance Authority,
Revenue (YMCA and
Rehabilitation Center Project)
(LOC; Bank of America)	0.29	5/7/11	2,500,000	[a]	2,500,000
Iowa Higher Education Loan
Authority, Private College
Facility Revenue (Des Moines
University Project) (LOC;
U.S. Bank NA)	0.28	5/1/11	1,240,000	[a]	1,240,000
Kansas—.4%
Newton,
EDR (Newton Surgery Center
Project) (LOC; Bank of America)	0.31	5/7/11	1,625,000	[a]	1,625,000
Kentucky—1.3%
Jefferson County,
Retirement Home
Revenue (Nazareth
Literary and Benevolent
Institution Project) (LOC;
JPMorgan Chase Bank)	0.31	5/7/11	4,700,000	[a]	4,700,000
Louisiana—1.0%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.33	5/7/11	3,650,000	[a]	3,650,000
Maryland—1.0%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.32	5/7/11	3,570,000	[a]	3,570,000

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—1.3%
New Bedford,
GO Notes, RAN	1.50	6/30/11	5,000,000		5,004,495
Michigan—.7%
Michigan Finance Authority,
State Aid Revenue Notes	2.00	8/19/11	2,600,000		2,609,117
Minnesota—3.0%
Cohasset,
Revenue, Refunding (Minnesota
Power and Light Company
Project) (LOC; Bank of America)	0.29	5/7/11	200,000	[a]	200,000
Puttable Floating Option Tax Exempt
Receipts (Saint Paul Port Authority,
MFHR (Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.29	5/7/11	4,080,000	[a,b]	4,080,000
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.40	5/7/11	1,800,000	[a]	1,800,000
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue, CP (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.40	5/6/11	5,000,000		5,000,000
New Hampshire—2.1%
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue) (Liquidity
Facility; U.S. Bank NA)	0.26	5/1/11	8,000,000	[a]	8,000,000
New Jersey—23.9%
Camden County Improvement
Authority, Special Revenue
(Congregation Beth El Project)
(LOC; Commerce Bank NA)	0.30	5/7/11	1,700,000	[a]	1,700,000
East Brunswick Township,
GO Notes, BAN	2.00	1/6/12	9,000,000		9,056,869

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
JPMorgan Chase Putters/Drivers
Trust (New Jersey Economic
Development Authority,
School Facilities Construction
Revenue, Refunding)
(Liquidity Facility;
JPMorgan Chase Bank)	0.30	5/1/11	6,200,000	[a,b]	6,200,000
JPMorgan Chase Putters/Drivers
Trust (New Jersey, TRAN)
(Liquidity Facility; JPMorgan
Chase Bank)	0.27	5/1/11	3,400,000	[a,b]	3,400,000
New Jersey Economic Development
Authority, Revenue (Somerset
Hills YMCA Project) (LOC;
Commerce Bank NA)	0.30	5/7/11	3,100,000	[a]	3,100,000
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.39	5/7/11	17,800,000	[a]	17,800,000
New Jersey Health Care Facilities
Financing Authority, Revenue,
Refunding (Christian Health
Care Center Issue) (LOC;
Valley National Bank)	0.39	5/7/11	6,440,000	[a]	6,440,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	1.00	5/7/11	2,100,000	[a]	2,100,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.60	5/7/11	11,000,000	[a]	11,000,000
New Jersey Turnpike Authority,
Turnpike Revenue (Liquidity
Facility; Societe Generale)	0.28	5/7/11	27,810,000	[a]	27,810,000

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—15.7%
Long Island Power Authority,
Electric System General
Revenue (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; Dexia
Credit Locale)	1.05	5/7/11	11,375,000	[a]	11,375,000
New York City,
GO Notes (LOC; Bayerische
Landesbank)	0.27	5/1/11	10,500,000	[a]	10,500,000
New York City,
GO Notes (LOC; Westdeutsche
Landesbank)	0.27	5/1/11	7,000,000	[a]	7,000,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the Upper
West Side, Inc. Project)
(LOC; M&T Trust)	0.31	5/7/11	4,400,000	[a]	4,400,000
New York Liberty Development
Corporation, Liberty Revenue
(World Trade Center Project)	0.35	2/1/12	6,000,000		6,000,000
New York Liberty Development
Corporation, Recovery Zone
Revenue (3 World Trade
Center Project)	0.42	1/19/12	2,500,000		2,500,000
New York Local Government
Assistance Corporation, GO
Notes (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.28	5/7/11	6,800,000	[a]	6,800,000
New York Local Government
Assistance Corporation, Senior
Lien Revenue, Refunding
(Liquidity Facility; Dexia
Credit Locale)	1.00	5/7/11	10,000,000	[a]	10,000,000
Oklahoma—.6%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	0.65	9/1/11	2,165,000		2,165,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—12.8%
Allegheny County Industrial
Development Authority,
Commercial Development
Revenue, Refunding (Two
Marquis Plaza Project)
(LOC; PNC Bank NA)	0.31	5/7/11	1,510,000	[a]	1,510,000
Berks County Industrial
Development Authority,
Revenue (Kutztown Resource
Management, Inc. Project)
(LOC; Wells Fargo Bank)	0.43	5/7/11	3,540,000	[a]	3,540,000
Berks County Industrial
Development Authority, Revenue
(Richard J. Caron Foundation
Project) (LOC; Wells Fargo Bank)	0.43	5/7/11	6,605,000	[a]	6,605,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.46	7/14/11	4,815,000		4,815,000
Cumberland County Municipal
Authority, Revenue
(Presbyterian Homes
Project) (LOC; M&T Trust)	0.31	5/7/11	7,840,000	[a]	7,840,000
Erie County Hospital Authority,
Health Facilities Revenue
(Saint Mary’s Home of Erie
Project) (LOC; Bank of America)	0.30	5/7/11	2,150,000	[a]	2,150,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.50	5/7/11	525,000	[a]	525,000
Montgomery County Industrial
Development Authority, Revenue
(Independent Support Systems, Inc.
Project) (LOC; Wells Fargo Bank)	0.43	5/7/11	100,000	[a]	100,000
North Lebanon Township Municipal
Authority, Revenue (The Penn
Laurel Girl Scout Council, Inc.
Project) (LOC; Wells Fargo Bank)	0.43	5/7/11	360,000	[a]	360,000

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
North Penn Water Authority,
Water Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	0.90	5/7/11	6,000,000	[a]	6,000,000
Northampton County Industrial
Development Authority, Revenue
(Bardot Plastics Inc. Project)
(LOC; Wells Fargo Bank)	0.65	5/7/11	205,000	[a]	205,000
Pennsylvania,
GO Notes, Refunding	5.00	8/1/11	1,010,000		1,021,066
Philadelphia,
GO Notes, TRAN	2.00	6/30/11	10,000,000		10,021,223
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.36	5/7/11	3,065,000	[a]	3,065,000
South Carolina—.5%
Saint Peters Parish/Jasper County
Public Facilities Corporation,
Instalment Purchase
Revenue, BAN (County
Office Building Projects)	2.00	11/1/11	1,735,000		1,741,513
Texas—3.8%
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
LLC Project) (LOC; Branch
Banking and Trust Co.)	0.55	6/30/11	10,000,000		10,000,000
Puttable Floating Option Tax
Exempt Receipts (Brazos County
Health Facilities Development
Corporation, Revenue (Franciscan
Services Corporation Obligated
Group)) (Liquidity Facility; Bank of
America and LOC; Bank of America)	0.38	5/7/11	3,335,000	[a,b]	3,335,000
Texas,
TRAN	2.00	8/31/11	930,000		935,084

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—.1%
Williamsburg Industrial
Development Authority,
Museum Revenue (The Colonial
Williamsburg Foundation)
(LOC; Bank of America)	0.49	5/7/11	450,000	[a]	450,000
Wisconsin—2.4%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Gunderson Lutheran) (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Dexia Credit Locale)	1.00	5/1/11	8,950,000	[a]	8,950,000
U.S. Related—4.0%
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(Liquidity Facility; Citibank NA)	0.27	5/7/11	15,000,000	[a,b]	15,000,000

Total Investments (cost $365,596,270)			98.1%		365,596,270
Cash and Receivables (Net)			1.9%		6,987,551
Net Assets			100.0%		372,583,821

a Variable rate demand note—rate shown is the interest rate in effect at April 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, these securities amounted to $55,620,000 or 14.9% of net assets.

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	70.1
AAA,AA,Ac			Aaa,Aa,Ac		AAA,AA,Ac	14.4
Not Rated[d]			Not Rated[d]		Not Rated[d]	15.5
						100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			365,596,270	365,596,270
Receivable for investment securities sold				10,002,817
Interest receivable				767,845
				376,366,932
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				141,452
Cash overdraft due to Custodian				3,130,865
Payable for investment securities purchased				305,084
Payable for shares of Capital Stock redeemed				205,699
Dividend payable				11
				3,783,111
Net Assets ($)				372,583,821
Composition of Net Assets ($):
Paid-in capital				372,586,052
Accumulated net realized gain (loss) on investments				(2,231)
Net Assets ($)				372,583,821

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	47,843,494	86,409,577	28,463,550	209,867,200
Shares Outstanding	47,845,075	86,410,399	28,463,928	209,868,363
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Interest Income	876,881
Expenses:
Management fee—Note 2(a)	962,517
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	318,245
Shareholder servicing costs (Class B Shares)—Note 2(c)	273,068
Directors’ fees—Note 2(a)	11,380
Total Expenses	1,565,210
Less—reduction in expenses due to undertaking—Note 2(a)	(677,014)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(11,380)
Net Expenses	876,816
Investment Income—Net, representing net increase
in net assets resulting from operations	65

See notes to financial statements.

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	65	6,937
Net realized gain (loss) on investments	—	1,261
Net Increase (Decrease) in Net Assets
Resulting from Operations	65	8,198
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(7)	(18)
Class R Shares	(16)	(4,672)
BASIC Shares	(2)	(2,152)
Class B Shares	(40)	(95)
Total Dividends	(65)	(6,937)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	78,025,431	178,329,878
Class R Shares	145,113,394	202,962,456
BASIC Shares	5,137,017	17,005,513
Class B Shares	313,684,604	685,183,016
Dividends reinvested:
Investor Shares	7	18
Class R Shares	1	437
BASIC Shares	2	2,041
Class B Shares	40	95
Cost of shares redeemed:
Investor Shares	(70,383,623)	(193,102,046)
Class R Shares	(156,527,624)	(162,797,585)
BASIC Shares	(8,970,527)	(35,128,541)
Class B Shares	(331,803,999)	(753,226,037)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(25,725,277)	(60,770,755)
Total Increase (Decrease) in Net Assets	(25,725,277)	(60,769,494)
Net Assets ($):
Beginning of Period	398,309,098	459,078,592
End of Period	372,583,821	398,309,098

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2011		Year Ended October 31,
Investor Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.006	.023	.030	.026
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.006)	(.023)	(.030)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00[b]	.65	2.35	3.05	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.71	.73	.71	.71	.71
Ratio of net expenses
to average net assets	.46[c]	.45	.71	.70	.70	.71
Ratio of net investment income
to average net assets	.00[b,c]	.00[b]	.69	2.18	3.01	2.65
Net Assets, end of period
($ x 1,000)	47,843	40,202	54,974	54,469	19,885	25,896

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2011		Year Ended October 31,
Class R Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.008	.025	.032	.028
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.008)	(.025)	(.032)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.01	.83	2.56	3.26	2.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.51	.53	.51	.51	.51
Ratio of net expenses
to average net assets	.46[c]	.45	.52	.50	.50	.51
Ratio of net investment income
to average net assets	.00[b,c]	.01	.78	2.48	3.20	2.84
Net Assets, end of period
($ x 1,000)	86,410	97,824	57,658	56,859	76,056	83,413

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

22

Six Months Ended
	April 30, 2011	Year Ended October 31,
BASIC Shares	(Unaudited)	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.000[b]	.008	.025	.011
Distributions:
Dividends from investment income—net	(.000)[b]	(.000)[b]	(.008)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[c,d]	.01	.83	2.56	3.26[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[d]	.51	.53	.51	.52[d]
Ratio of net expenses
to average net assets	.46[d]	.45	.52	.50	.50[d]
Ratio of net investment income
to average net assets	.00[c,d]	.01	.72	2.40	3.26[d]
Net Assets, end of period ($ x 1,000)	28,464	32,297	50,418	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2011		Year Ended October 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.000[b]	.004	.020	.009
Distributions:
Dividends from investment income—net	(.000)[b]	(.000)[b]	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[c,d]	.00[c]	.41	2.05	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[d]	1.01	1.03	1.02	1.03[d]
Ratio of net expenses
to average net assets	.46[d]	.45	.89	1.00	1.00[d]
Ratio of net investment income
to average net assets	.00[c,d]	.00[c]	.29	1.81	2.69[d]
Net Assets, end of period
($ x 1,000)	209,867	227,987	296,029	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal, that is exempt from federal income tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	365,596,270
Level 3—Significant Unobservable Inputs	—
Total	365,596,270

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,231 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $1,565 of the carryover expires in fiscal 2015 and $666 expires in fiscal 2016.

28

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was all tax-exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking,

30

amounted to $55,009 for Investor shares, $20,625 for Class R shares, $6,615 for BASIC shares and $594,765 for Class B shares, respectively, during the period ended April 30, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act (the “Rule”), Investor shares and Class B shares may pay annually up to .25% of the value of the average daily net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended April 30, 2011, Investor shares and Class B shares were charged $45,176 and $273,069, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended April 30, 2011, Class B shares were charged $273,068, pursuant to the Service Plan.

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $155,484, Rule 12b-1 distribution plan fees $52,102 and shareholder services plan fees $43,837, which are offset against an expense reimbursement currently in effect in the amount of $109,971.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended April 30, 2011, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $140,650,000 and $178,131,000, respectively.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above or at the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was below the Performance Group and Performance Universe medians by 1 basis point and for the ten-year period when the fund’s performance was below the Performance Universe median by 1 basis point.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into consideration the fund’s “unitary” fee structure, they noted

34

that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board also considered the current fee waiver undertaken by Dreyfus.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

36

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	37

For More Information

Dreyfus		Transfer Agent &
AMT-Free		Dividend Disbursing Agent
Municipal Reserves		Dreyfus Transfer, Inc.
200 Park Avenue		200 Park Avenue
New York, NY 10166		New York, NY 10166

Investment Adviser		Distributor
The Dreyfus Corporation		MBSC Securities Corporation
200 Park Avenue		200 Park Avenue
New York, NY 10166		New York, NY 10166
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	BASIC: DLRXX	Class B: DMBXX Class R: DTMXX Investor: DLTXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Tax Managed
Growth Fund

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
28	Information About the Renewal of the Fund’s Investment Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Managed Growth Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy. A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, global equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a return to global recession.

We expect the global economy to continue to expand at a moderate rate, which generally should be good for stocks in most markets. However, in the wake of recent gains we believe that selectivity will become more important.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 15.67%, Class B shares returned 15.29%, Class C shares returned 15.32% and Class I shares returned 15.83%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 16.35% total return.2

Stocks rallied as the U.S. economic recovery gathered momentum during the reporting period. The fund produced lower returns than its benchmark, primarily due to mild shortfalls in the consumer discretionary, health care and consumer staples sectors.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Greater Economic Confidence Fueled a Market Rally

Investor sentiment improved dramatically in the weeks before the start of the reporting period, when a new round of quantitative easing of U.S. monetary policy helped convince investors that the economy was unlikely to slip back into recession. A more optimistic investment out-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

look was reinforced by improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups. Later in the fall, the end of uncertainty surrounding national midterm elections and the passage of fiscally stimulative tax legislation lent further support to stock prices.

The market rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when a devastating earthquake, tsunami and nuclear disaster in Japan threatened one of the world’s largest economies. However, investors proved resilient, and the U.S. stock market bounced back by the reporting period’s end. Smaller stocks generally produced higher returns than their larger counterparts, and growth stocks typically outperformed value stocks during the reporting period.

Allocation and Selection Strategies Produced Mixed Results

The fund participated to a substantial degree in the market rally. Underweighted exposure to the financials sector enabled the fund to avoid banks that were adversely affected by Europe’s sovereign debt crisis and a more stringent U.S. regulatory environment.The fund held just two financial stocks—JPMorgan Chase & Co. and Franklin Resources—that held up relatively well during the reporting period.

While the fund held a slightly underweighted exposure to the information technology sector, successful stock selections, including electronics innovator Apple and consulting services giant International Business Machines, contributed significantly to relative performance. Finally, a substantially overweighted position in the energy sector supported relative performance when political unrest in the Middle East drove crude oil prices sharply higher. Integrated energy giant Exxon Mobil ranked among the fund’s top performers for the reporting period, and other winners included Chevron, ConocoPhillips and Royal Dutch Shell.

Disappointments during the reporting period were concentrated in a handful of lagging market sectors. Results from the consumer discretionary sector were hurt by underweighted exposure to the economically sensitive industry group, as well as unfortunate stock selections. Security selection also undermined results in the health care sector, where large pharmaceutical developers struggled with weak new-product pipelines,

4

an unfavorable European pricing environment and higher-than-expected costs to comply with U.S. health care reform legislation. These factors adversely affected several of the fund’s health care holdings, including Abbott Laboratories, Johnson & Johnson and Merck & Co. In addition, overweighted exposure in the traditionally defensive consumer staples sector undermined relative performance in a period where higher risk securities tended to outperform.

New Opportunities in a Recovering Economy

We expect the U.S. economic rebound to persist amid significant head-winds over the remainder of 2011, leading us to conclude that investors will continue to shift their focus to large, multinational companies with solid business fundamentals. In addition, we believe that stocks may be poised for further gains as companies deploy some of the massive cash reserves on their balance sheets.To prepare for these developments, we identified new opportunities in entertainment conglomerate Walt Disney, financial services company Franklin Resources and integrated energy company Royal Dutch Shell. In our judgment, the fund is well positioned as the economy moves to the middle stages of its cycle.

May 16, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.84	$10.84	$10.84	$5.57
Ending value (after expenses)	$1,156.70	$1,152.90	$1,153.20	$1,158.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.41	$10.14	$10.14	$5.21
Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,019.64

† Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 2.03% for Class B, 2.03% for Class
C and 1.04% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Common Stocks—97.5%	Shares	Value ($)
Consumer Discretionary—9.8%
McDonald’s	61,000	4,776,910
McGraw-Hill	33,000	1,335,510
News, Cl. A	98,000	1,746,360
Target	26,000	1,276,600
Wal-Mart Stores	27,000	1,484,460
Walt Disney	22,000	948,200
		11,568,040
Consumer Staples—35.3%
Altria Group	129,000	3,462,360
Coca-Cola	114,000	7,690,440
Estee Lauder, Cl. A	15,500	1,503,500
Kraft Foods, Cl. A	20,271	680,700
Nestle, ADR	100,750[a]	6,266,650
PepsiCo	54,500	3,754,505
Philip Morris International	129,000	8,957,760
Procter & Gamble	75,000	4,867,500
Walgreen	75,000	3,204,000
Whole Foods Market	19,000	1,192,440
		41,579,855
Energy—18.1%
Chevron	52,000	5,690,880
ConocoPhillips	50,000	3,946,500
Exxon Mobil	78,512	6,909,056
Occidental Petroleum	12,000	1,371,480
Royal Dutch Shell, ADR	18,000	1,394,640
Total, ADR	30,000	1,926,900
		21,239,456
Financial—2.3%
Franklin Resources	7,000	903,840
JPMorgan Chase & Co.	40,000	1,825,200
		2,729,040
Health Care—7.8%
Abbott Laboratories	66,000	3,434,640
Johnson & Johnson	64,500	4,238,940

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Merck & Co.	18,000	647,100
Novo Nordisk, ADR	7,000	891,730
		9,212,410
Industrial—5.4%
Caterpillar	20,000	2,308,200
General Dynamics	3,500	254,870
General Electric	98,000	2,004,100
United Technologies	20,000	1,791,600
		6,358,770
Information Technology—15.1%
Apple	15,000[b]	5,223,450
Automatic Data Processing	25,000	1,358,750
Cisco Systems	55,000	965,800
Intel	160,000	3,710,400
International Business Machines	14,000	2,388,120
Microsoft	53,000	1,379,060
QUALCOMM	20,500	1,165,220
Texas Instruments	45,000	1,598,850
		17,789,650
Materials—3.7%
Freeport-McMoRan Copper & Gold	31,200	1,716,936
Praxair	15,000	1,596,300
Rio Tinto, ADR	14,000[a]	1,024,940
		4,338,176
Total Common Stocks
(cost $74,082,515)		114,815,397

Other Investment—2.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,446,000)	2,446,000[c]	2,446,000

8

Investment of Cash Collateral
for Securities Loaned—5.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $6,364,856)	6,364,856[c]	6,364,856

Total Investments (cost $82,893,371)	105.0%	123,626,253
Liabilities, Less Cash and Receivables	(5.0%)	(5,844,061)
Net Assets	100.0%	117,782,192

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $6,298,875 and the value of the collateral held by the fund was $6,364,856.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	35.3	Money Market Investments	7.5
Energy	18.1	Industrial	5.4
Information Technology	15.1	Materials	3.7
Consumer Discretionary	9.8	Financial	2.3
Health Care	7.8		105.0

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,298,875)—Note 1(b):
Unaffiliated issuers			74,082,515	114,815,397
Affiliated issuers			8,810,856	8,810,856
Cash				151,198
Receivable for shares of Capital Stock subscribed				376,624
Dividends and interest receivable				231,302
				124,385,377
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				138,921
Liability for securities on loan—Note 1(b)				6,364,856
Payable for shares of Capital Stock redeemed				98,808
Loan commitment fees payable—Note 2				600
				6,603,185
Net Assets ($)				117,782,192
Composition of Net Assets ($):
Paid-in capital				94,080,655
Accumulated undistributed investment income—net				392,194
Accumulated net realized gain (loss) on investments				(17,423,539)
Accumulated net unrealized appreciation
(depreciation) on investments				40,732,882
Net Assets ($)				117,782,192

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	92,295,122	1,283,742	20,654,479	3,548,849
Shares Outstanding	4,628,193	66,232	1,086,858	177,601
Net Asset Value Per Share ($)	19.94	19.38	19.00	19.98

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $78,856 foreign taxes withheld at source):
Unaffiliated issuers	1,467,135
Affiliated issuers	1,241
Income from securities lending—Note 1(b)	3,395
Total Income	1,471,771
Expenses:
Management fee—Note 3(a)	583,117
Distribution and service plan fees—Note 3(b)	206,991
Directors’ fees—Note 3(a)	3,596
Loan commitment fees—Note 2	600
Total Expenses	794,304
Less—reduction in management fee due to undertaking—Note 3(a)	(34,647)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(3,596)
Net Expenses	756,061
Investment Income—Net	715,710
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	239,558
Net unrealized appreciation (depreciation) on investments	14,707,185
Net Realized and Unrealized Gain (Loss) on Investments	14,946,743
Net Increase in Net Assets Resulting from Operations	15,662,453
See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	715,710	1,228,520
Net realized gain (loss) on investments	239,558	(1,619,386)
Net unrealized appreciation
(depreciation) on investments	14,707,185	13,381,220
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,662,453	12,990,354
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,099,328)	(1,138,917)
Class B Shares	(5,980)	(14,518)
Class C Shares	(132,063)	(233,095)
Class I Shares	(36,805)	(13,241)
Total Dividends	(1,274,176)	(1,399,771)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,380,499	17,687,206
Class B Shares	47,739	61,752
Class C Shares	1,049,578	1,416,440
Class I Shares	1,727,879	1,762,843
Dividends reinvested:
Class A Shares	926,744	930,890
Class B Shares	4,857	9,548
Class C Shares	83,534	152,875
Class I Shares	30,609	4,500
Cost of shares redeemed:
Class A Shares	(6,539,905)	(12,430,957)
Class B Shares	(504,181)	(2,219,873)
Class C Shares	(1,846,413)	(4,516,727)
Class I Shares	(330,033)	(311,727)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	5,030,907	2,546,770
Total Increase (Decrease) in Net Assets	19,419,184	14,137,353
Net Assets ($):
Beginning of Period	98,363,008	84,225,655
End of Period	117,782,192	98,363,008
Undistributed investment income—net	392,194	650,660

12

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	563,264	1,098,561
Shares issued for dividends reinvested	52,152	58,732
Shares redeemed	(354,678)	(768,994)
Net Increase (Decrease) in Shares Outstanding	260,738	388,299
Class Ba
Shares sold	2,656	3,739
Shares issued for dividends reinvested	281	619
Shares redeemed	(28,327)	(143,047)
Net Increase (Decrease) in Shares Outstanding	(25,390)	(138,689)
Class C
Shares sold	59,987	90,402
Shares issued for dividends reinvested	4,919	10,091
Shares redeemed	(105,451)	(292,251)
Net Increase (Decrease) in Shares Outstanding	(40,545)	(191,758)
Class I
Shares sold	91,766	106,216
Shares issued for dividends reinvested	1,721	284
Shares redeemed	(17,735)	(19,085)
Net Increase (Decrease) in Shares Outstanding	75,752	87,415

a During the period ended April 30, 2011, 11,065 Class B shares representing $198,713 were automatically converted to 10,746 Class A shares and during the period ended October 31, 2010, 30,622 Class B shares representing $480,875 were automatically converted to 29,632 Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	17.47	15.40	14.35	20.51	18.44	16.35
Investment Operations:
Investment income—net[a]	.14	.25	.27	.25	.22	.21
Net realized and unrealized
gain (loss) on investments	2.58	2.10	1.05	(6.17)	2.08	2.00
Total from Investment Operations	2.72	2.35	1.32	(5.92)	2.30	2.21
Distributions:
Dividends from
investment income—net	(.25)	(.28)	(.27)	(.24)	(.23)	(.12)
Net asset value, end of period	19.94	17.47	15.40	14.35	20.51	18.44
Total Return (%)[b]	15.67[c]	15.53	9.53	(29.22)	12.58	13.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.28[d]	1.25	1.25	1.25	1.25	1.29
Ratio of net investment income
to average net assets	1.49[d]	1.54	2.04	1.35	1.13	1.20
Portfolio Turnover Rate	2.16[c]	3.00	—	5.91	8.09	—
Net Assets, end of period
($ x 1,000)	92,295	76,318	61,270	60,207	96,507	92,601

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2011			Year Ended October 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	16.88	14.80	13.72	19.56	17.57	15.68
Investment Operations:
Investment income—net[a]	.07	.12	.17	.11	.08	.08
Net realized and unrealized
gain (loss) on investments	2.50	2.04	.99	(5.91)	1.98	1.91
Total from Investment Operations	2.57	2.16	1.16	(5.80)	2.06	1.99
Distributions:
Dividends from
investment income—net	(.07)	(.08)	(.08)	(.04)	(.07)	(.10)
Net asset value, end of period	19.38	16.88	14.80	13.72	19.56	17.57
Total Return (%)[b]	15.29[c]	14.65	8.59	(29.72)	11.76	12.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.10	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.03[d]	2.00	2.00	2.00	2.00	2.04
Ratio of net investment income
to average net assets	.77[d]	.82	1.36	.65	.42	.47
Portfolio Turnover Rate	2.16[c]	3.00	—	5.91	8.09	—
Net Assets, end of period
($ x 1,000)	1,284	1,547	3,410	8,519	23,622	36,326

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	16.60	14.65	13.63	19.48	17.53	15.64
Investment Operations:
Investment income—net[a]	.07	.12	.17	.11	.07	.07
Net realized and unrealized
gain (loss) on investments	2.45	2.01	.99	(5.87)	1.98	1.92
Total from Investment Operations	2.52	2.13	1.16	(5.76)	2.05	1.99
Distributions:
Dividends from
investment income—net	(.12)	(.18)	(.14)	(.09)	(.10)	(.10)
Net asset value, end of period	19.00	16.60	14.65	13.63	19.48	17.53
Total Return (%)[b]	15.32[c]	14.63	8.68	(29.71)	11.73	12.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.03[d]	2.00	2.00	2.00	2.00	2.04
Ratio of net investment income
to average net assets	.75[d]	.80	1.29	.61	.39	.44
Portfolio Turnover Rate	2.16[c]	3.00	—	5.91	8.09	—
Net Assets, end of period
($ x 1,000)	20,654	18,714	19,323	20,247	34,961	35,603

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2011			Year Ended October 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	17.53	15.44	14.41	20.58	18.52	16.38
Investment Operations:
Investment income—net[b]	.16	.28	.30	.28	.20	.24
Net realized and unrealized
gain (loss) on investments	2.58	2.13	1.05	(6.16)	2.14	2.03
Total from Investment Operations	2.74	2.41	1.35	(5.88)	2.34	2.27
Distributions:
Dividends from
investment income—net	(.29)	(.32)	(.32)	(.29)	(.28)	(.13)
Net asset value, end of period	19.98	17.53	15.44	14.41	20.58	18.52
Total Return (%)	15.83[c]	15.81	9.74	(29.99)	12.76	13.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11[d]	1.11	1.12	1.11	1.12	1.10
Ratio of net expenses
to average net assets	1.04[d]	1.00	1.00	1.00	1.01	1.04
Ratio of net investment income
to average net assets	1.74[d]	1.72	2.10	1.57	1.01	1.41
Portfolio Turnover Rate	2.16[c]	3.00	—	5.91	8.09	—
Net Assets, end of period
($ x 1,000)	3,549	1,785	223	10	12	1

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting

18

rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	103,310,537	—	—	103,310,537
Equity Securities—
Foreign†	11,504,860	—	—	11,504,860
Mutual Funds	8,810,856	—	—	8,810,856

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011,The Bank of New York Mellon earned $1,455 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

22

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $17,663,097 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $7,169,147 of the carryover expires in fiscal 2011, $7,859,919 expires in fiscal 2012, $1,014,645 expires in fiscal 2017 and $1,619,386 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $1,399,771. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s

24

allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Dreyfus had agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until March 1, 2011.The reduction in management fee, pursuant to the undertaking, amounted to $34,647 during the period ended April 30, 2011.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2011, the Distributor retained $3,443 from commissions earned on sales of the fund’s Class A shares and $8,398 and $1,223 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $103,664, $5,060 and $72,435, respectively, pursuant to their respective Plans. During the period ended April 30, 2011, Class B and Class C shares were charged $1,687 and $24,145, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

26

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $102,927, Rule 12b-1 distribution plan fees $31,598 and service plan fees $4,396.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $4,696,601 and $2,271,334, respectively.

At April 30, 2011, accumulated net unrealized appreciation on investments was $40,732,882, consisting of $44,464,803 gross unrealized appreciation and $3,731,921 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

28

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was below the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was at the Performance Group median and below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into consideration the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that the fund’s management fee and the fund’s total expense ratio reflected a waiver by Dreyfus of a portion of its investment advisory fee in the amount of .10% of the value of the fund’s average daily net assets, which expired on March 1, 2011. Representatives of Dreyfus and the Board members agreed that the waiver would not be extended.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee struc-ture.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and

30

the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed busi-

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

ness decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was generally satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

32

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
BASIC S&P 500
Stock Index Fund

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27	Financial Highlights
28	Notes to Financial Statements
37	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global and U.S. economies.A modest slowdown in the middle quarters of 2010 gave way to renewed strength by early 2011.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets around the world have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, U.S. equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a double-dip recession.

We expect the U.S. economy to continue to expand at a moderate rate, which generally should be good for stocks. However, in the wake of recent gains we believe that selectivity will become more impor-tant.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Thomas J. Durante, CFA, Karen Q. Wong and Richard A. Brown, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 16.26%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 16.36% return for the same period.2,3

Large-cap stocks rallied during much of the reporting period as an economic recovery gained traction, commodity prices surged higher and corporate earnings grew. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Stocks Rallied as the U.S. Economy Recovered

Investor sentiment improved dramatically in the weeks before the start of the reporting period, when a new round of quantitative easing of U.S. monetary policy from the Federal Reserve Board helped convince investors that the economy was unlikely to slip back into recession. A more optimistic investment outlook was reinforced by improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups. Later in the fall,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

the end of uncertainty surrounding national midterm elections and the passage of fiscally stimulative tax legislation lent further support to stock prices.

Improving global economic conditions also supported U.S. stock prices. Better-than-expected economic data in Europe buoyed investor confidence, and robust ongoing demand for industrial commodities and equipment from the emerging markets helped drive several market sectors higher.

The market rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when a devastating earthquake, tsunami and nuclear disaster in Japan threatened one of the world’s largest economies. However, investors proved resilient, and the U.S. stock market bounced back by the reporting period’s end. Smaller stocks generally produced higher returns than their larger counterparts, and growth stocks typically outperformed value stocks during the reporting period.

Energy Stocks Led the Market’s Advance

Surging oil and natural gas prices supported a sharp rise in energy stocks during the reporting period, particularly in the wake of the political uprisings in the oil-rich Middle East. In addition, the catastrophic failure of Japan’s Fukushima nuclear power plant was widely expected to spark a shift back to fossil fuels, potentially boosting demand for a limited supply of oil and gas. These factors drove gains in large integrated oil companies, particularly those with refinery operations. In addition, exploration-and-production firms and oil services companies boosted earnings in the upturn after having previously cut costs during the recession.

Among industrial companies, the sector’s largest component, a diversified global conglomerate, drove the industry group higher as its financial services division recovered from previous weakness and other units delivered results that exceeded analysts’ expectations. In addition, a number of large machinery and equipment manufacturers saw sales rise during the commodities boom, and several defense contractors advanced as investors grew more confident that defense spending would remain robust.

4

The information technology sector benefited as companies throughout the world sought new methods to increase efficiency and productivity, driving the stocks of large technology service providers higher. In addition, one of the more innovative consumer electronics producers and its suppliers continued to do well on the strength of its smartphone and tablet computer products.

The U.S. stock market suffered relatively few weak spots during the reporting period, with the exception of a handful of companies that declined due to company-specific reasons. Of the 10 economic sectors represented in the S&P 500 Index, the utilities sector ranked at the bottom with a single-digit positive return, mainly as a result of higher input costs and the sector’s role as a traditionally defensive investment.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating the composition of the S&P 500 Index. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 16, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are
registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by
Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

Expenses paid per $1,000†	$1.07
Ending value (after expenses)	$1,162.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

Expenses paid per $1,000†	$1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Common Stocks—97.5%	Shares	Value ($)
Consumer Discretionary—10.4%
Abercrombie & Fitch, Cl. A	7,668	542,894
Amazon.com	31,037[a]	6,098,770
Apollo Group, Cl. A	10,821[a]	433,164
AutoNation	5,783[a,b]	196,102
AutoZone	2,379[a]	671,782
Bed Bath & Beyond	22,301[a]	1,251,532
Best Buy	28,804[b]	899,261
Big Lots	6,804[a]	279,712
Cablevision Systems (NY Group), Cl. A	19,482	686,351
Carmax	19,279[a,b]	668,981
Carnival	37,760	1,437,523
CBS, Cl. B	59,278	1,494,991
Chipotle Mexican Grill	2,701[a]	720,600
Coach	25,837	1,545,311
Comcast, Cl. A	241,982	6,349,608
D.R. Horton	25,846[b]	321,524
Darden Restaurants	12,088	567,773
DeVry	5,781	305,815
DIRECTV, Cl. A	69,279[a]	3,366,267
Discovery Communications, Cl. A	24,737[a,b]	1,094,860
Expedia	18,022[b]	451,091
Family Dollar Stores	10,992	595,876
Ford Motor	329,505[a,b]	5,097,442
Fortune Brands	13,627	886,845
GameStop, Cl. A	13,086[a,b]	336,048
Gannett	21,829[b]	328,745
Gap	38,175	887,187
Genuine Parts	14,041[b]	754,002
Goodyear Tire & Rubber	22,858[a]	414,873
H&R Block	28,309[b]	489,463
Harley-Davidson	21,225[b]	790,844
Harman International Industries	5,696	276,427
Hasbro	11,773	551,447
Home Depot	142,562	5,294,753
International Game Technology	25,603[b]	452,917

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Interpublic Group of Cos.	44,210	519,468
J.C. Penney	20,854[b]	801,836
Johnson Controls	58,524	2,399,484
Kohl’s	25,506	1,344,421
Leggett & Platt	12,746[b]	335,092
Lennar, Cl. A	13,174[b]	250,174
Limited Brands	22,998	946,598
Lowe’s	120,098	3,152,573
Macy’s	37,471	895,932
Marriott International, Cl. A	24,781[b]	874,769
Mattel	30,649	818,941
McDonald’s	90,942	7,121,668
McGraw-Hill	26,851	1,086,660
Netflix	3,819[a,b]	888,567
Newell Rubbermaid	23,908	455,686
News, Cl. A	197,855	3,525,776
NIKE, Cl. B	33,400[b]	2,749,488
Nordstrom	14,614	694,896
O’Reilly Automotive	11,953[a]	705,944
Omnicom Group	24,800	1,219,912
Polo Ralph Lauren	5,444	711,912
Priceline.com	4,255[a,b]	2,327,528
Pulte Group	28,370[a,b]	230,648
RadioShack	10,681[b]	168,867
Ross Stores	10,217	752,891
Scripps Networks Interactive, Cl. A	7,595	390,535
Sears Holdings	4,037[a,b]	347,061
Stanley Black & Decker	14,557	1,057,566
Staples	63,646	1,345,476
Starbucks	65,071	2,354,919
Starwood Hotels & Resorts Worldwide	16,837[c]	1,002,980
Target	61,597	3,024,413
Tiffany & Co.	11,260	781,894
Time Warner	95,271	3,606,960
Time Warner Cable	29,956	2,340,462
TJX	34,794	1,865,654

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Urban Outfitters	11,705[a,b]	368,239
VF	7,792[b]	783,564
Viacom, Cl. B	52,052	2,662,980
Walt Disney	164,645	7,096,200
Washington Post, Cl. B	482[b]	210,104
Whirlpool	6,730	579,991
Wyndham Worldwide	15,452	534,794
Wynn Resorts	6,515	958,682
Yum! Brands	40,840	2,190,658
		115,023,644
Consumer Staples—10.2%
Altria Group	180,932	4,856,215
Archer-Daniels-Midland	55,107	2,040,061
Avon Products	37,327	1,096,667
Brown-Forman, Cl. B	9,019	648,105
Campbell Soup	16,559[b]	556,217
Clorox	12,234[b]	852,220
Coca-Cola	199,978	13,490,516
Coca-Cola Enterprises	28,662	814,287
Colgate-Palmolive	43,016	3,628,400
ConAgra Foods	37,647	920,469
Constellation Brands, Cl. A	16,310[a,b]	365,181
Costco Wholesale	37,602	3,042,754
CVS Caremark	119,173	4,318,830
Dean Foods	16,365[a,b]	183,124
Dr. Pepper Snapple Group	19,795	775,964
Estee Lauder, Cl. A	9,921	962,337
General Mills	55,793	2,152,494
H.J. Heinz	27,617	1,414,819
Hershey	13,423[b]	774,641
Hormel Foods	11,538[b]	339,333
J.M. Smucker	10,564	793,039
Kellogg	22,536	1,290,637
Kimberly-Clark	35,552	2,348,565
Kraft Foods, Cl. A	151,428	5,084,952
Kroger	55,008	1,337,244

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Lorillard	12,987	1,383,116
McCormick & Co.	10,964	538,552
Mead Johnson Nutrition	18,038	1,206,381
Molson Coors Brewing, Cl. B	13,201	643,549
PepsiCo	138,169	9,518,462
Philip Morris International	156,633	10,876,596
Procter & Gamble	243,441	15,799,321
Reynolds American	29,389[b]	1,090,626
Safeway	33,713	819,563
Sara Lee	55,678	1,069,018
SUPERVALU	19,920[b]	224,299
SYSCO	50,553[b]	1,461,487
Tyson Foods, Cl. A	26,309	523,549
Wal-Mart Stores	170,450	9,371,341
Walgreen	80,687	3,446,949
Whole Foods Market	12,718	798,182
		112,858,062
Energy—12.8%
Anadarko Petroleum	43,022	3,396,156
Apache	33,149	4,421,082
Baker Hughes	37,502	2,903,030
Cabot Oil & Gas	9,704	546,141
Cameron International	21,042[a]	1,109,334
Chesapeake Energy	56,754	1,910,907
Chevron	174,587	19,106,801
ConocoPhillips	124,694	9,842,097
Consol Energy	20,064	1,085,262
Denbury Resources	34,907[a]	787,851
Devon Energy	37,228	3,387,748
Diamond Offshore Drilling	6,301[b]	478,057
El Paso	61,111	1,186,165
EOG Resources	23,326	2,633,739
EQT	12,898	678,564
Exxon Mobil	432,304	38,042,752
FMC Technologies	21,510[a,b]	999,785
Halliburton	79,211	3,998,571

10

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Helmerich & Payne	9,642[b]	639,650
Hess	26,026	2,237,195
Marathon Oil	62,040	3,352,642
Massey Energy	9,341[b]	637,430
Murphy Oil	16,713	1,294,923
Nabors Industries	24,564[a]	752,641
National Oilwell Varco	36,415	2,792,666
Newfield Exploration	11,690[a]	827,652
Noble	22,224	955,854
Noble Energy	15,207	1,463,978
Occidental Petroleum	70,524	8,060,188
Peabody Energy	23,412	1,564,390
Pioneer Natural Resources	10,283	1,051,231
QEP Resources	15,550	664,452
Range Resources	13,786[b]	778,220
Rowan	10,600[a]	442,020
Schlumberger	118,633	10,647,312
Southwestern Energy	30,600[a]	1,342,116
Spectra Energy	55,221	1,603,618
Sunoco	10,966	467,810
Tesoro	12,923[a]	350,472
Valero Energy	49,540	1,401,982
Williams	50,863	1,687,126
		141,529,610
Financial—15.0%
ACE	29,400	1,977,150
Aflac	40,861	2,295,979
Allstate	45,944	1,554,745
American Express	91,037	4,468,096
American International Group	11,697[a,b]	364,361
Ameriprise Financial	21,801	1,352,970
AON	28,503	1,487,001
Apartment Investment & Management, Cl. A	9,916[b,c]	267,335
Assurant	8,747	347,256
AvalonBay Communities	7,211[c]	912,985
Bank of America	881,751	10,827,902

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Bank of New York Mellon	107,525	3,113,924
BB&T	60,495[b]	1,628,525
Berkshire Hathaway, Cl. B	150,803[a]	12,561,890
BlackRock	8,312	1,628,653
Boston Properties	12,415[c]	1,297,740
Capital One Financial	39,882	2,182,742
CB Richard Ellis Group, Cl. A	25,010[a]	668,017
Charles Schwab	85,926	1,573,305
Chubb	25,756	1,679,034
Cincinnati Financial	14,002[b]	443,583
Citigroup	2,523,523[a]	11,582,971
CME Group	5,741	1,698,016
Comerica	15,813[b]	599,787
Discover Financial Services	47,474	1,179,254
E*TRADE Financial	17,946[a]	291,443
Equity Residential Properties Trust	25,596[c]	1,528,593
Federated Investors, Cl. B	8,349[b]	215,237
Fifth Third Bancorp	79,763	1,058,455
First Horizon National	21,336[b]	233,629
Franklin Resources	12,881	1,663,195
Genworth Financial, Cl. A	42,290[a]	515,515
Goldman Sachs Group	45,334	6,845,887
Hartford Financial Services Group	39,153[b]	1,134,262
HCP	31,667[c]	1,254,647
Health Care REIT	14,788[b,c]	795,151
Host Hotels & Resorts	57,386[c]	1,020,897
Hudson City Bancorp	45,595	434,520
Huntington Bancshares	75,037[b]	509,501
IntercontinentalExchange	6,210[a]	747,374
Invesco	40,617	1,010,145
Janus Capital Group	16,365[b]	199,162
JPMorgan Chase & Co.	346,946	15,831,146
KeyCorp	78,549	681,020
Kimco Realty	35,050[b,c]	684,877
Legg Mason	12,666[b]	470,542
Leucadia National	16,659[b]	644,037

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Lincoln National	27,444[b]	857,076
Loews	27,625	1,222,683
M&T Bank	10,344	914,099
Marsh & McLennan	47,159	1,427,975
Marshall & Ilsley	47,958	391,817
MetLife	91,561	4,284,139
Moody’s	17,440[b]	682,602
Morgan Stanley	134,606	3,519,947
Nasdaq OMX Group	12,836[a]	347,856
Northern Trust	21,351	1,067,336
NYSE Euronext	23,140	926,757
People’s United Financial	32,614[b]	446,486
Plum Creek Timber	14,032[b,c]	604,639
PNC Financial Services Group	45,243	2,820,449
Principal Financial Group	27,770[b]	937,238
Progressive	57,093	1,252,620
ProLogis Trust	48,794[c]	794,854
Prudential Financial	42,066	2,667,826
Public Storage	12,088[b,c]	1,418,043
Regions Financial	108,815	798,702
Simon Property Group	25,603[c]	2,932,568
SLM	45,799	759,805
State Street	42,962	1,999,881
SunTrust Banks	42,506	1,198,244
T. Rowe Price Group	22,606[b]	1,452,436
Torchmark	7,021[b]	469,845
Travelers	37,628	2,381,100
U.S. Bancorp	167,419	4,322,759
Unum Group	27,864	737,839
Ventas	13,613[c]	761,375
Vornado Realty Trust	14,061[c]	1,359,417
Wells Fargo & Co.	458,979	13,360,879
Weyerhaeuser	46,956[c]	1,080,458
XL Group	28,568	697,630
Zions Bancorporation	14,993[b]	366,579
		166,726,415

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—11.0%
Abbott Laboratories	134,827	7,016,397
Aetna	33,556	1,388,547
Agilent Technologies	29,447[a]	1,469,699
Allergan	26,859	2,136,902
AmerisourceBergen	24,612	1,000,231
Amgen	81,283[a]	4,620,938
Baxter International	50,762	2,888,358
Becton Dickinson & Co.	19,310[b]	1,659,501
Biogen Idec	21,080[a]	2,052,138
Boston Scientific	132,113[a]	989,526
Bristol-Myers Squibb	148,344	4,168,466
C.R. Bard	7,439[b]	794,113
Cardinal Health	30,508	1,332,895
CareFusion	19,110[a]	561,261
Celgene	40,325[a]	2,374,336
Cephalon	6,411[a,b]	492,365
Cerner	6,136[a,b]	737,424
CIGNA	24,095	1,128,369
Coventry Health Care	12,533[a]	404,440
Covidien	43,500	2,422,515
DaVita	8,478[a]	746,827
Dentsply International	12,771[b]	479,423
Edwards Lifesciences	9,994[a]	862,982
Eli Lilly & Co.	88,737	3,284,156
Express Scripts	45,876[a]	2,603,004
Forest Laboratories	24,046[a]	797,365
Gilead Sciences	69,346[a]	2,693,399
Hospira	14,479[a]	821,394
Humana	14,753	1,122,998
Intuitive Surgical	3,461[a]	1,210,312
Johnson & Johnson	238,833	15,696,105
Laboratory Corp. of America Holdings	8,860[a,b]	854,724
Life Technologies	16,256[a]	897,331
McKesson	22,032	1,828,876
Medco Health Solutions	35,317[a]	2,095,358
Medtronic	93,797	3,916,025

14

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Merck & Co.	268,607	9,656,422
Mylan	37,767 [a,b]	941,154
Patterson	8,543	296,528
PerkinElmer	11,134	314,758
Pfizer	696,188	14,592,100
Quest Diagnostics	13,550	763,949
St. Jude Medical	28,417	1,518,604
Stryker	29,417 [b]	1,735,603
Tenet Healthcare	40,578 [a]	281,206
Thermo Fisher Scientific	34,077 [a]	2,044,279
UnitedHealth Group	95,722	4,712,394
Varian Medical Systems	10,671 [a,b]	749,104
Waters	8,216 [a]	805,168
Watson Pharmaceuticals	10,806 [a]	670,188
WellPoint	32,781	2,517,253
Zimmer Holdings	17,202 [a]	1,122,431
		122,269,841
Industrial—10.9%
3M	61,921	6,019,340
Avery Dennison	9,572	399,535
Boeing	64,142	5,117,249
C.H. Robinson Worldwide	14,073 [b]	1,128,373
Caterpillar	55,650	6,422,567
Cintas	10,616 [b]	329,627
CSX	32,299	2,541,608
Cummins	17,209	2,068,178
Danaher	46,410	2,563,688
Deere & Co.	36,538	3,562,455
Dover	16,217	1,103,405
Dun & Bradstreet	4,360	358,305
Eaton	29,637	1,586,469
Emerson Electric	65,691	3,991,385
Equifax	11,412	428,292
Expeditors International of Washington	18,488	1,003,344
Fastenal	12,733 [b]	854,257
FedEx	27,399	2,621,262

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Flowserve	4,832	611,828
Fluor	15,862	1,109,388
General Dynamics	32,496	2,366,359
General Electric	926,029	18,937,293
Goodrich	10,873	960,847
Honeywell International	67,735	4,147,414
Illinois Tool Works	43,250	2,526,233
Ingersoll-Rand	28,700	1,449,350
Iron Mountain	17,403[b]	554,286
ITT	16,305	942,266
Jacobs Engineering Group	10,266[a,b]	509,296
Joy Global	8,970	905,522
L-3 Communications Holdings	10,066	807,193
Lockheed Martin	25,029[b]	1,983,548
Masco	31,243[b]	419,281
Norfolk Southern	31,056	2,319,262
Northrop Grumman	25,554	1,625,490
Paccar	31,175	1,655,704
Pall	10,539	615,899
Parker Hannifin	14,041	1,324,347
Pitney Bowes	17,863[b]	438,715
Precision Castparts	12,417	1,918,675
Quanta Services	18,318[a,b]	397,134
R.R. Donnelley & Sons	19,124	360,679
Raytheon	31,727	1,540,346
Republic Services	26,620	841,724
Robert Half International	12,833[b]	389,225
Rockwell Automation	12,638[b]	1,101,149
Rockwell Collins	13,992[b]	882,895
Roper Industries	8,465[b]	732,138
Ryder System	4,475	239,413
Snap-On	5,434	335,658
Southwest Airlines	64,783[b]	761,200
Stericycle	7,463[a,b]	681,223
Textron	23,446[b]	611,941
Tyco International	41,300	2,012,962

16

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Union Pacific	42,875	4,436,276
United Parcel Service, Cl. B	86,012	6,448,320
United Technologies	80,595	7,219,700
W.W. Grainger	5,176[b]	784,682
Waste Management	41,467[b]	1,636,288
		121,640,488
Information Technology—17.6%
Adobe Systems	44,952[a,b]	1,508,139
Advanced Micro Devices	48,606[a,b]	442,314
Akamai Technologies	15,732[a]	541,810
Altera	27,857[b]	1,356,636
Amphenol, Cl. A	15,050[b]	841,445
Analog Devices	25,939	1,045,601
Apple	80,264[a]	27,950,333
Applied Materials	114,494	1,796,411
Autodesk	19,750[a]	888,355
Automatic Data Processing	42,745	2,323,191
BMC Software	16,057[a]	806,543
Broadcom, Cl. A	41,398[a]	1,456,382
CA	34,621	851,330
Cisco Systems	482,495	8,472,612
Citrix Systems	16,216[a]	1,367,657
Cognizant Technology Solutions, Cl. A	26,141[a]	2,167,089
Computer Sciences	13,368	681,501
Compuware	20,325[a]	230,282
Corning	136,562	2,859,608
Dell	146,948[a]	2,279,163
eBay	100,142[a]	3,444,885
Electronic Arts	29,089[a,b]	587,016
EMC	178,902[a,b]	5,070,083
F5 Networks	7,029[a]	712,459
Fidelity National Information Services	22,826	755,541
First Solar	4,657[a,b]	649,977
Fiserv	13,038[a,b]	799,360
FLIR Systems	13,190[b]	464,552
Google, Cl. A	21,847[a]	11,886,953

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Harris	11,169	593,409
Hewlett-Packard	189,772	7,661,096
Intel	478,388	11,093,818
International Business Machines	106,332	18,138,113
Intuit	23,762[a]	1,320,217
Jabil Circuit	17,821[b]	353,569
JDS Uniphase	20,400[a,b]	425,136
Juniper Networks	46,574[a]	1,785,181
KLA-Tencor	14,886	653,495
Lexmark International, Cl. A	7,349[a]	237,005
Linear Technology	19,832[b]	690,154
LSI	53,973[a]	395,622
MasterCard, Cl. A	8,285	2,285,749
MEMC Electronic Materials	21,462[a,b]	253,895
Microchip Technology	16,282[b]	668,213
Micron Technology	74,143[a]	837,074
Microsoft	644,671	16,774,339
Molex	12,148[b]	327,996
Monster Worldwide	11,699[a,b]	191,981
Motorola Mobility Holdings	25,317[a]	659,761
Motorola Solutions	28,935[a]	1,327,538
National Semiconductor	21,214[b]	511,682
NetApp	31,334[a]	1,628,741
Novellus Systems	8,175[a]	262,418
NVIDIA	49,379[a]	987,580
Oracle	338,915	12,217,886
Paychex	27,996[b]	915,749
QUALCOMM	143,166	8,137,555
Red Hat	16,659[a]	790,803
SAIC	25,067[a]	436,166
Salesforce.com	10,255[a,b]	1,421,343
SanDisk	20,496[a]	1,007,173
Symantec	67,807[a]	1,332,408
Tellabs	32,638	160,579
Teradata	14,721[a]	823,198
Teradyne	15,943[a,b]	256,682

18

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Texas Instruments	102,136	3,628,892
Total System Services	14,437 [b]	272,137
VeriSign	15,700	580,272
Visa, Cl. A	42,383	3,310,960
Western Digital	19,862 [a]	790,508
Western Union	56,977	1,210,761
Xerox	120,204	1,212,858
Xilinx	21,599 [b]	752,941
Yahoo!	113,455 [a]	2,013,826
		195,573,707
Materials—3.6%
Air Products & Chemicals	18,583	1,775,048
Airgas	6,475	449,689
AK Steel Holding	10,606 [b]	172,347
Alcoa	92,543	1,573,231
Allegheny Technologies	8,848 [b]	637,056
Ball	14,788	551,740
Bemis	9,628 [b]	301,742
CF Industries Holdings	6,332	896,295
Cliffs Natural Resources	11,715	1,097,930
Dow Chemical	101,740	4,170,323
E.I. du Pont de Nemours & Co.	80,271	4,558,590
Eastman Chemical	6,212	666,237
Ecolab	19,801	1,044,701
FMC	6,458	570,112
Freeport-McMoRan Copper & Gold	82,446	4,537,003
International Flavors & Fragrances	6,884	437,272
International Paper	36,936	1,140,584
MeadWestvaco	15,456 [b]	520,713
Monsanto	46,926	3,192,845
Newmont Mining	42,738	2,504,874
Nucor	27,832	1,306,991
Owens-Illinois	14,408 [a]	427,485
PPG Industries	14,341 [b]	1,357,662
Praxair	26,765 [b]	2,848,331
Sealed Air	13,619	350,962

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Sherwin-Williams	7,965	655,440
Sigma-Aldrich	10,478[b]	739,537
Titanium Metals	6,970[a,b]	139,609
United States Steel	12,343[b]	588,885
Vulcan Materials	11,325[b]	511,890
		39,725,124
Telecommunication Services—2.9%
American Tower, Cl. A	34,543[a]	1,806,944
AT&T	515,031	16,027,765
CenturyLink	51,105	2,084,062
Frontier Communications	86,817[b]	717,977
Metropcs Communications	23,757[a]	399,830
Sprint Nextel	263,387[a]	1,364,345
Verizon Communications	245,447	9,272,988
Windstream	43,865[b]	561,911
		32,235,822
Utilities—3.1%
AES	57,839[a]	765,788
Ameren	21,383	626,736
American Electric Power	41,816	1,525,447
CenterPoint Energy	36,184	673,022
CMS Energy	21,054	416,869
Consolidated Edison	24,923	1,298,987
Constellation Energy Group	17,859	650,425
Dominion Resources	51,156	2,374,662
DTE Energy	14,631	739,304
Duke Energy	114,447[b]	2,134,437
Edison International	28,352	1,113,383
Entergy	16,131	1,124,653
Exelon	57,802	2,436,354
FirstEnergy	36,587	1,462,017
Integrys Energy Group	6,588[b]	344,948

20

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
NextEra Energy	36,088	2,041,498
Nicor	4,230	234,469
NiSource	23,849[b]	463,863
Northeast Utilities	15,153	539,447
NRG Energy	21,934[a]	530,803
ONEOK	9,535	666,878
Pepco Holdings	20,343	392,010
PG&E	33,891[b]	1,561,697
Pinnacle West Capital	9,432	409,254
PPL	49,145	1,348,047
Progress Energy	25,362	1,203,427
Public Service Enterprise Group	43,210	1,390,066
SCANA	10,342[b]	429,400
Sempra Energy	20,901	1,151,645
Southern	73,647	2,875,179
TECO Energy	18,271	352,082
Wisconsin Energy	20,652	644,549
Xcel Energy	42,018	1,022,298
		34,943,644
Total Common Stocks
(cost $822,357,042)		1,082,526,357
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.05%, 6/16/11
(cost $1,949,866)	1,950,000[d]	1,949,996

Other Investment—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $24,921,000)	24,921,000[e]	24,921,000

The Fund	21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—6.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $75,917,154)	75,917,154[e]	75,917,154

Total Investments (cost $925,145,062)	106.8%	1,185,314,507
Liabilities, Less Cash and Receivables	(6.8%)	(75,203,648)
Net Assets	100.0%	1,110,110,859

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $74,984,991 and the value of the collateral held by the fund was $76,817,275, consisting of cash collateral of $75,917,154 and
U.S. Government and Agency securities valued at $900,121.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	17.6	Short-Term/
Financial	15.0	Money Market Investments	9.3
Energy	12.8	Materials	3.6
Health Care	11.0	Utilities	3.1
Industrial	10.9	Telecommunication Services	2.9
Consumer Discretionary	10.4
Consumer Staples	10.2		106.8

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
April 30, 2011 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2011	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	402	27,329,970	June 2011	1,007,119

See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $74,984,991)—Note 1(b):
Unaffiliated issuers	824,306,908	1,084,476,353
Affiliated issuers	100,838,154	100,838,154
Cash		793,268
Dividends and interest receivable		1,147,244
Receivable for shares of Capital Stock subscribed		642,310
Receivable for futures variation margin—Note 4		96,733
		1,187,994,062
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		183,716
Liability for securities on loan—Note 1(b)		75,917,154
Payable for shares of Capital Stock redeemed		1,069,051
Payable for investment securities purchased		710,282
Loan commitment fees payable—Note 2		3,000
		77,883,203
Net Assets ($)		1,110,110,859
Composition of Net Assets ($):
Paid-in capital		888,665,312
Accumulated undistributed investment income—net		5,781,628
Accumulated net realized gain (loss) on investments		(45,512,645)
Accumulated net unrealized appreciation (depreciation)
on investments (including $1,007,119 net unrealized
appreciation on financial futures)		261,176,564
Net Assets ($)		1,110,110,859
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		39,675,782
Net Asset Value, offering and redemption price per share ($)		27.98

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $564 foreign taxes withheld at source):
Unaffiliated issuers	10,005,262
Affiliated issuers	17,562
Income from securities lending—Note 1(b)	49,565
Interest	929
Total Income	10,073,318
Expenses:
Management fee—Note 3(a)	1,018,453
Directors’ fees—Note 3(a)	33,897
Loan commitment fees—Note 2	3,000
Total Expenses	1,055,350
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(33,897)
Net Expenses	1,021,453
Investment Income—Net	9,051,865
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,301,146)
Net realized gain (loss) on financial futures	3,264,100
Net Realized Gain (Loss)	962,954
Net unrealized appreciation (depreciation) on investments	142,302,966
Net unrealized appreciation (depreciation) on financial futures	307,245
Net Unrealized Appreciation (Depreciation)	142,610,211
Net Realized and Unrealized Gain (Loss) on Investments	143,573,165
Net Increase in Net Assets Resulting from Operations	152,625,030

See notes to financial statements.

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	9,051,865	16,770,506
Net realized gain (loss) on investments	962,954	(10,787,084)
Net unrealized appreciation
(depreciation) on investments	142,610,211	128,001,219
Net Increase (Decrease) in Net Assets
Resulting from Operations	152,625,030	133,984,641
Dividends to Shareholders from ($):
Investment income—net	(8,891,388)	(16,695,148)
Capital Stock Transactions ($):
Net proceeds from shares sold	137,959,469	194,007,574
Dividends reinvested	7,291,233	13,410,822
Cost of shares redeemed	(102,369,077)	(256,524,610)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	42,881,625	(49,106,214)
Total Increase (Decrease) in Net Assets	186,615,267	68,183,279
Net Assets ($):
Beginning of Period	923,495,592	855,312,313
End of Period	1,110,110,859	923,495,592
Undistributed investment income—net	5,781,628	5,621,151
Capital Share Transactions (Shares):
Shares sold	5,273,863	8,503,079
Shares issued for dividends reinvested	291,744	591,305
Shares redeemed	(3,914,538)	(11,304,258)
Net Increase (Decrease) in Shares Outstanding	1,651,069	(2,209,874)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	24.29	21.26	20.18	32.30	28.73	25.18
Investment Operations:
Investment income—net[a]	.23	.43	.44	.56	.55	.47
Net realized and unrealized
gain (loss) on investments 3.69		3.02	1.42	(12.08)	3.54	3.54
Total from
Investment Operations	3.92	3.45	1.86	(11.52)	4.09	4.01
Distributions:
Dividends from
investment income—net	(.23)	(.42)	(.46)	(.60)	(.52)	(.46)
Dividends from net realized
gain on investments	—	—	(.32)	—	—	—
Total Distributions	(.23)	(.42)	(.78)	(.60)	(.52)	(.46)
Net asset value,
end of period	27.98	24.29	21.26	20.18	32.30	28.73
Total Return (%)	16.26[b]	16.39	9.84	(36.23)	14.41	16.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21[c]	.21	.21	.21	.21	.20
Ratio of net expenses
to average net assets	.20[c]	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.79[c]	1.85	2.38	2.07	1.82	1.77
Portfolio Turnover Rate	1.12[b]	7.64	4.99	4.84	8.00	5.12
Net Assets, end of period
($ x 1,000)	1,110,111	923,496	855,312	866,815	1,664,428	1,455,487

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

28

able. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,082,526,357	—	—	1,082,526,357
Mutual Funds	100,838,154	—	—	100,838,154
U.S. Treasury	—	1,949,996	—	1,949,996
Other Financial
Instruments:
Futures††	1,007,119	—	—	1,007,119

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for signifi-

30

cant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011,The Bank of New York Mellon earned $21,242 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

32

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $24,029,062 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $17,732,628 of the carryover expires in fiscal 2017 and $6,296,434 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $16,695,148. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and

34

Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $183,716.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2011, amounted to $45,823,848 and $11,104,719, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at April 30, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding for the period ended April 30, 2011:

Average Market Value ($)
Equity futures contracts	20,930,599

At April 30, 2011, accumulated net unrealized appreciation on investments was $260,169,445, consisting of $361,813,340 gross unrealized appreciation and $101,643,895 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

36

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compli-

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

ance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods.The Board also noted that the fund was ranked in the first quartile of the Performance Group and Performance Universe for each period except the one- and three-year periods ended December 31, 2010, when the fund was ranked in the second quartile of the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

38

Universe funds and discussed the results of the comparisons.Taking into consideration the fund’s “unitary” fee structure, they noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

40

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	41

For More Information

Dreyfus BASIC	Transfer Agent &
S&P 500 Stock Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
New York, NY 10166	MBSC Securities Corporation
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DSPIX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
U.S. Treasury
Reserves

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
21	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative for quite some time in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and a relatively slow growth in corporate spending. Nonetheless, U.S. money market yields have remained near zero percent due to historically low short-term interest rates.

We expect the U.S. economy to continue to expand at a moderate rate. Indeed, if the economy continues to expand after the scheduled end of a massive quantitative easing program in June, we could see higher short-term interest rates later this year or early next year.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus U.S.Treasury Reserves’ Investor shares produced an annualized yield of 0.00%, and Class R shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of economic recovery and intensifying inflationary pressures, yields of short-term money market instruments remained anchored near zero percent by a historically low federal funds rate.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government, as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund normally invests only in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

Monetary Policy Unchanged Despite Stronger Recovery

The reporting period began soon after a dramatic upturn in economic sentiment, which was initially fueled by an announcement from the Federal Reserve Board (the “Fed”) that it would embark on a second round of quantitative easing of monetary policy through the purchase of $600 million of U.S.Treasury securities. Investors and analysts responded

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

positively to this sign that the Fed was committed to preventing the onset of a double-dip recession. At the same time, as it has since December 2008, the Fed left the overnight federal funds rate unchanged in a range between 0% and 0.25%.

Indeed, economic data proved encouraging in November, as the manufacturing and service sectors continued to improve and even the housing market posted better sales data. However, one critical measure disappointed: the unemployment rate climbed to 9.8%. Any renewed economic concerns were alleviated to a degree when December showed signs of continued progress, including better data from the labor market as new unemployment claims declined and the unemployment rate eased to 9.4%.The manufacturing sector expanded for the 17th consecutive month in December, and the holiday season was a relatively healthy one for retailers, bolstering the services sector. It was later announced that U.S. GDP accelerated modestly to a 3.1% annualized growth rate during the fourth quarter of 2010.

January 2011 brought more good news, with existing home sales climbing to its highest level since May 2010.Amid these signs of more robust economic growth, food and fuel prices rose sharply, signaling a potential increase in inflationary pressures. Investors’ concerns intensified again in February, when political unrest in the Middle East caused energy prices to surge sharply higher, potentially threatening the reinvigorated economic recovery. Nonetheless, U.S. manufacturing activity reached its highest level in seven years during February, and the unemployment rate fell to 8.9%.

The global economy took another hit in March, when Japan suffered a devastating earthquake, tsunami and nuclear disaster.Yet, higher energy prices and the tragedy in Japan appeared to have relatively little short-term impact on the U.S. economy, as activity expanded across several economic sectors in March, the private sector added 233,000 jobs and the unemployment rate dropped to 8.8%, its lowest reading in two years.

4

Economic headwinds seemed to intensify in April, when it was estimated that the U.S. economy grew at a surprisingly anemic 1.8% annualized rate during the first quarter of 2011. Slowdowns in consumer and government spending appeared to be the main factors behind the sluggish growth rate.A sharp rise in energy prices also dampened U.S. GDP and contributed to renewed inflation fears. However, other parts of the economy continued to fare well, as evidenced by another monthly increase in domestic manufacturing activity.

An Unwavering Focus on Liquidity

The low federal funds rate kept yields of U.S.Treasury bills near zero percent, and with narrow yield differences along the market’s maturity spectrum, it continued to make little sense to us to incur the additional interest-rate risks that longer-dated Treasuries typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

May 16, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$0.84	$0.84
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$0.85	$0.85
Ending value (after expenses)	$1,023.95	$1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .17% for Investor shares and .17% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—33.3%	Purchase (%)	Amount ($)	Value ($)
5/26/11	0.20	30,000,000	29,995,833
6/30/11	0.19	25,000,000	24,992,083
8/18/11	0.15	10,000,000	9,995,610
9/22/11	0.15	20,000,000	19,987,800
9/29/11	0.17	10,000,000	9,993,079
Total U.S. Treasury Bills
(cost $94,964,405)			94,964,405

U.S. Treasury Notes—21.0%
5/2/11	0.27	25,000,000	25,003,155
8/1/11	0.20	25,000,000	25,050,342
9/30/11	0.26	10,000,000	10,030,266
Total U.S. Treasury Notes
(cost $60,083,763)			60,083,763

Repurchase Agreements—45.2%
Citigroup Global Markets Holdings Inc.
dated 4/29/11, due 5/2/11 in the amount
of $40,000,100 (fully collateralized by
$40,087,600 U.S. Treasury Notes, 1.38%,
due 2/15/13, value $40,800,069)	0.03	40,000,000	40,000,000
Goldman, Sachs & Co.
dated 4/29/11, due 5/2/11 in the amount of
$9,000,008 (fully collateralized by $8,931,700
U.S. Treasury Inflation Protected Securities,
0.13%, due 4/15/16, value $9,180,051)	0.01	9,000,000	9,000,000
JPMorgan Chase & Co.
dated 4/29/11, due 5/2/11 in the amount
of $30,000,050 (fully collateralized by
$30,635,000 U.S. Treasury Bills, due 2/9/12,
value $30,601,608)	0.02	30,000,000	30,000,000

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
RBS Securities, Inc.
dated 4/29/11, due 5/2/11 in the amount
of $50,000,125 (fully collateralized
by $51,014,000 U.S. Treasury Bills,
due 9/8/11-10/20/11, value $51,000,724)	0.03	50,000,000	50,000,000
Total Repurchase Agreements
(cost $129,000,000)			129,000,000

Total Investments (cost $284,048,168)		99.5%	284,048,168

Cash and Receivables (Net)		.5%	1,481,907

Net Assets		100.0%	285,530,075

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	45.2	U.S. Treasury Notes	21.0
U.S. Treasury Bills	33.3		99.5
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $129,000,000)—Note 1(b)	284,048,168	284,048,168
Cash		850,520
Interest receivable		676,514
		285,575,202
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		31,288
Payable for shares of Capital Stock redeemed		13,830
Dividend payable		9
		45,127
Net Assets ($)		285,530,075
Composition of Net Assets ($):
Paid-in capital		285,528,895
Accumulated net realized gain (loss) on investments		1,180
Net Assets ($)		285,530,075

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	117,153,695	168,376,380
Shares Outstanding	117,153,373	168,375,522
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Interest Income	268,490
Expenses:
Management fee—Note 2(a)	789,848
Distribution fees (Investor Shares)—Note 2(b)	117,947
Directors’ fees—Note 2(a)	8,720
Total Expenses	916,515
Less—reduction in expenses due to undertaking—Note 2(a)	(639,358)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(8,720)
Net Expenses	268,437
Investment Income—Net, representing net increase
in net assets resulting from operations	53

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	53	142
Net realized gain (loss) on investments	—	1,180
Net Increase (Decrease) in Net Assets
Resulting from Operations	53	1,322
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(29)	(39)
Class R Shares	(24)	(103)
Total Dividends	(53)	(142)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	43,978,782	85,064,685
Class R Shares	245,481,476	404,688,036
Dividends reinvested:
Investor Shares	29	39
Class R Shares	24	6
Cost of shares redeemed:
Investor Shares	(43,805,573)	(93,905,198)
Class R Shares	(273,734,604)	(608,213,306)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,079,866)	(212,365,738)
Total Increase (Decrease) in Net Assets	(28,079,866)	(212,364,558)
Net Assets ($):
Beginning of Period	313,609,941	525,974,499
End of Period	285,530,075	313,609,941

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2011			Year Ended October 31,
Investor Shares	(Unaudited)	2010		2009		2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00		1.00		1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000	[a]	.000	[a]	.016	.043	.039
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a] (.000)[a]				(.016)	(.043)	(.039)
Net asset value, end of period	1.00	1.00		1.00		1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00	[b]	.01		1.62	4.41	3.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	.71		.73		.72	.71	.70
Ratio of net expenses
to average net assets	.17[c]	.21		.39		.68	.70	.70
Ratio of net investment income
to average net assets	.00[b,c]	.00	[b]	.01		1.51	4.31	3.89
Net Assets, end of period
($ x 1,000)	117,154 116,980			125,821		154,823	108,151	93,091

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

12

Six Months Ended
	April 30, 2011			Year Ended October 31,
Class R Shares	(Unaudited)	2010		2009		2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00		1.00		1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000	[a]	.000	[a]	.018	.045	.041
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a] (.000)[a]				(.018)	(.045)	(.041)
Net asset value, end of period	1.00	1.00		1.00		1.00	1.00	1.00
Total Return (%)	.00[b,c]	.00	[b]	.01		1.81	4.62	4.17
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	.51		.53		.52	.51	.50
Ratio of net expenses
to average net assets	.17[c]	.21		.38		.49	.50	.50
Ratio of net investment income
to average net assets	.00[b,c]	.00	[b]	.01		1.35	4.40	4.05
Net Assets, end of period
($ x 1,000)	168,376 196,629			400,154		502,085	63,941	17,640

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do

14

so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities of sufficient credit quality are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	284,048,168
Level 3—Significant Unobservable Inputs	—
Total	284,048,168

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested

18

Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $312,823 for Investor shares and $326,535 for Class R shares during the period ended April 30, 2011.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2011, Investor shares were charged $117,947 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $122,313 and Rule 12b-1 distribution plan fees $19,526, which are offset against an expense reimbursement currently in effect in the amount of $110,551.

20

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group median and variously above, at and below the Performance Universe median for the various periods. They also noted the narrow spread between the fund’s performance and the median performance of the Performance Group when the fund’s performance was below median.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into consideration the fund’s “unitary” fee structure, they noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver undertaken by Dreyfus.

22

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s

The Fund	23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

24

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	25

For More Information

Dreyfus		Transfer Agent &
U.S. Treasury Reserves		Dividend Disbursing Agent
200 Park Avenue		Dreyfus Transfer, Inc.
New York, NY 10166		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue		MBSC Securities Corporation
New York, NY 10166		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Investor: DUIXX	Class R: DUTXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Opportunistic Fixed
Income Fund

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
49	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Fixed Income Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy. A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan threatened the recovery, U.S. government securities generally weakened as investors looked forward to higher interest rates and sought opportunities in other areas of the financial markets, including higher-yielding fixed income securities.

We expect the global economy to continue to expand at a moderate rate. While our outlook suggests that lower-yielding sovereign bonds within many of the developed markets may remain out of favor among investors, we have continued to identify attractive opportunities among corporate-backed debt securities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by David Leduc and David Horsfall, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Opportunistic Fixed Income Fund’s Class A, Class C and Class I shares produced total returns of 2.83%, 2.45% and 2.90%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Bond Index (the “Index”), produced a total return of 0.02% for the same period.2 U.S. and international bonds encountered heightened volatility during the reporting period as the economic outlook improved, longer-term interest rates climbed in the United States and central banks in some overseas markets raised short-term interest rates. The fund produced higher returns than its benchmark, primarily due to overweighted exposure to higher yielding sectors of the bond market.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue this goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

Inflationary Pressures Derailed Sovereign Bonds

The reporting period began soon after a dramatic upturn in global economic sentiment, which initially was fueled by a new round of quantitative easing of U.S. monetary policy. A more optimistic outlook was reinforced by better-than-expected economic data in Europe,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

stimulative tax legislation in the United States, rising corporate earnings across a number of regions and surging commodity prices amid robust industrial demand. These developments kindled renewed inflation concerns, driving longer-term interest rates higher.

In addition, inflation worries emanating from global commodity markets prompted a number of central banks, including those in China, India and Europe, to raise short-term interest rates. Moreover, worries intensified regarding the European sovereign debt crisis and political controversy regarding an increase in the U.S. debt ceiling. Later in the reporting period, political uprisings in the Middle East and devastating natural and nuclear disaster in Japan added to investors’ concerns.

In this environment, prices of most corporate bonds moved broadly higher in anticipation of better business conditions and lower default rates. Commercial mortgage-backed securities also generally fared well. In contrast, lower yielding sovereign debt, including U.S. government securities, generally lost value as investors sought investments that historically have been less vulnerable to rising interest rates.

Corporate Emphasis Supported Fund Performance

The fund benefited during the reporting period from overweighted exposure to corporate-backed bonds, including those with investment-grade and high yield credit ratings. Bonds issued by financial institutions, such as banks and insurance companies, gained value as their recovery from the 2008-2009 financial crisis continued.An overweighted position in commercial mortgage-backed securities also fared well.

We adjusted the fund’s duration management strategy as the prospects for higher interest rates increased, moving from a slightly longer-than-average position to one that was slightly shorter than industry averages. This shift helped cushion the effects of rising interest rates on the fund’s overall performance. More specifically, we maintained shorter-than-average durations in Mexico and the United States, but we retained longer durations in the peripheral nations of Europe that have been at the epicenter of the sovereign debt crisis, where we may expect local economies to struggle and rates to fall.

The fund successfully employed derivative instruments, including option positions and futures contracts, in establishing its risk management, duration and sector allocation strategies.

4

Finding Opportunities in a More Mature Global Economy

As the reporting period progressed, we gradually reduced the fund’s overweighted position in corporate-backed and emerging-markets securities, taking profits as they reached fuller valuations. Consequently, the fund ended the reporting period with approximately 33% of its assets in investment-grade corporate bonds, 13% in high yield credits and 12% in emerging-markets securities.

We increased the fund’s exposure to German government bonds.We found attractive opportunities among AAA-rated European covered bonds, which are secured by collateral and have seniority in their issuers’ capital structures. From a country perspective, the fund ended the reporting period with modestly overweighted positions in the UK, Spain and Italy. We generally have avoided Ireland, Portugal and Greece. In the emerging markets, we have favored Mexico, Argentina and Russia. In our view, these strategies position the fund well as the economic cycle moves to a more mature phase.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.53	$9.29	$4.28
Ending value (after expenses)	$1,028.30	$1,024.50	$1,029.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.51	$9.25	$4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—97.4%	Rate (%)	Date	Amount ($)[c]		Value ($)
Aerospace & Defense—.5%
Meccanica Holdings USA,
Gtd. Notes	6.25	1/15/40	200,000	[a]	192,406
Agriculture—2.0%
Altria Group,
Gtd. Notes	9.70	11/10/18	445,000		593,349
Lorillard Tobacco,
Gtd. Notes	8.13	6/23/19	160,000		189,602
					782,951
Asset—Backed Certificates—.5%
CIT Equipment Collateral,
Ser. 2010-VT1A, Cl. D	7.33	9/15/17	200,000	[a]	210,648
Asset-Backed Ctfs./
Auto Receivables—2.5%
AmeriCredit Automobile Receivables
Trust, Ser. 2011-2, Cl. D	4.00	5/8/17	175,000		177,476
Americredit Automobile Receivables
Trust, Ser. 2011-1, Cl. D	4.26	2/8/17	45,000		46,403
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. D	6.65	7/1/17	70,000		75,992
Carmax Auto Owner Trust,
Ser. 2010-3, Cl. D	3.58	3/15/17	125,000		123,422
Santander Drive Auto Receivables
Trust, Ser. 2011-S1A, Cl. D	3.10	5/15/17	212,593	[a]	212,657
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. D	4.01	2/15/17	200,000		199,972
Smart Trust,
Ser. 2011-1USA, Cl. A3B	1.07	10/14/14	125,000	[a,b]	125,062
					960,984
Asset-Backed Ctfs./Credit Cards—.7%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	2.97	8/15/18	250,000	[a,b]	265,072
Asset-Backed Ctfs./
Home Equity Loans—.4%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3	0.39	4/25/36	68,817	[b]	57,351
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.53	10/25/35	46,630	[b]	43,956

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3		5.71	7/25/36	38,297	[b]	38,584
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1		0.61	3/25/35	21,419	[b]	20,916
						160,807
Automotive, Trucks & Parts—.3%
Lear,
Gtd. Notes		7.88	3/15/18	85,000		93,713
Banks—13.8%
Ally Financial,
Gtd. Notes		4.50	2/11/14	275,000		278,437
Banco Bilbao
Vizcaya Argentaria,
Covered Bonds	EUR	3.50	7/26/13	100,000		147,639
Banco Bilbao
Vizcaya Argentaria,
Covered Bonds	EUR	4.13	1/13/14	100,000		148,641
Bank of America,
Sr. Unscd. Notes		5.63	7/1/20	375,000	[d]	394,293
Barclays Bank,
Jr. Sub. Bonds		5.93	9/29/49	200,000	[a,b]	193,000
BBVA Senior Finance,
Bank Gtd. Notes	EUR	3.88	8/6/15	150,000		215,631
BNP Paribas,
Gtd. Notes		5.00	1/15/21	80,000		80,742
Capital One Capital VI,
Gtd. Cap. Secs		8.88	5/15/40	150,000		159,562
Cit Group,
Scd. Notes		5.25	4/1/14	90,000	[a]	92,235
Citigroup,
Sr. Unscd. Notes		1.23	4/1/14	175,000	[b]	175,058
Discover Bank,
Sub. Notes		7.00	4/15/20	570,000		642,067
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.40	7/22/20	125,000		123,711
Lloyds TSB Bank,
Notes	EUR	3.38	3/17/15	215,000		313,722

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Banks (continued)
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	60,000		83,369
Lloyds TSB Bank,
Bank Gtd. Bonds		4.38	1/12/15	200,000	[a]	206,979
Morgan Stanley,
Sr. Unscd. Notes		5.50	1/26/20	345,000	[d]	353,750
Royal Bank of Scotland,
Bank Gtd. Notes		3.95	9/21/15	175,000		178,453
Royal Bank of Scotland,
Covered Notes	EUR	4.00	3/15/16	150,000		221,457
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	70,000		71,948
Santander International
Debt SA Unipersonal,
Bank Gtd. Notes	EUR	3.75	2/28/13	200,000		297,963
Santander US Debt
SA Unipersonal,
Bank Gtd. Notes		3.72	1/20/15	255,000	[a]	255,112
Societe Generale,
Sr. Unscd. Notes		1.33	4/11/14	200,000	[a,b]	200,461
USB Capital IX,
Gtd. Notes		3.50	10/29/49	180,000	[b]	152,575
Wells Fargo Capital XIII,
Gtd. Cap. Secs		7.70	12/29/49	310,000	[b]	322,555
						5,309,360
Building Materials—.4%
Building Materials,
Sr. Notes		6.75	5/1/21	165,000	[a,d]	167,681
Coal—.3%
Consol Energy,
Gtd. Notes		8.25	4/1/20	90,000		100,800
Commercial & Professional
Services—.5%
Ceridian,
Gtd. Notes		11.25	11/15/15	195,000	[b,d]	203,775
Commercial Mortgage
Pass-Through Ctfs.—8.3%
American Tower Trust,
Ser. 2007-1A, Cl. AFX		5.42	4/15/37	75,000	[a]	80,995

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[c]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
American Tower Trust,
Ser. 2007-1A, Cl. F	6.64	4/15/37	185,000	[a]	196,434
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[b]	104,228
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	475,000		507,676
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.93	2/10/51	200,000	[b]	220,850
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW17,
Cl. AAB	5.70	6/11/50	200,000		212,837
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16,
Cl. AAB	5.91	6/11/40	35,000	[b]	37,550
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.89	12/10/49	185,000	[b]	205,319
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. C	5.94	7/10/46	250,000	[a,b]	263,578
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. D	6.08	7/10/46	285,000	[a,b]	288,757
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	5,173		5,172
Extended Stay America Trust,
Ser. 2010-ESHA, Cl. B	4.22	11/5/27	165,000	[a]	169,883
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. A2	4.71	5/10/43	7,831		7,828
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	150,000		160,139
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	9,749		10,008
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. A3	1.53	3/6/20	175,000	[a,b]	172,239
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. D	4.21	2/10/21	80,000	[a]	80,072
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. E	4.95	2/10/21	100,000	[a]	100,000
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C3, Cl. C	5.36	2/16/46	65,000	[a,b]	65,139

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[c]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.45	12/5/27	100,000	[a,b]	117,307
Morgan Stanley Capital I,
Ser. 2011-C1, Cl. D	5.26	9/15/47	200,000	[a,b]	199,794
					3,205,805
Consumer Products—.5%
Reynolds Group Issuer,
Gtd. Notes	9.00	4/15/19	190,000	[a]	201,162
Diversified Financial Services—7.0%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	82,000	[b]	88,457
Citigroup Capital XXI,
Gtd. Bonds	8.30	12/21/77	265,000	[b]	276,660
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	185,000	[b]	181,300
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	75,000		99,263
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	150,000	[a]	170,834
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	200,000		200,402
FUEL Trust,
Scd. Notes	4.21	4/15/16	200,000	[a]	204,448
General Electric Capital,
Sr. Unscd. Notes	0.92	4/7/14	135,000	[b]	135,238
General Electric Capital,
Sub. Notes	5.30	2/11/21	175,000		181,932
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	150,000		164,561
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	145,000	[a]	157,261
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	110,000	[a]	119,104
International Lease Finance,
Sr. Unscd. Notes	8.25	12/15/20	155,000	[d]	173,019
JPMorgan Chase Capital XXVII,
Gtd. Cap. Secs., Ser. AA	7.00	11/1/39	75,000		78,394

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Diversified Financial
Services (continued)
RCI Banque,
Sr. Unscd. Notes		2.16	4/11/14	85,000	[a,b]	84,762
SLM,
Sr. Notes		6.25	1/25/16	345,000		366,193
						2,681,828
Diversified Manufacturing—.3%
Bombardier,
Sr. Notes		7.50	3/15/18	100,000	[a]	111,375
Electric Utilities—1.5%
Calpine,
Sr. Scd. Notes		7.88	1/15/23	120,000	[a]	127,950
Exelon Generation,
Sr. Unscd. Notes		4.00	10/1/20	90,000		85,106
GenOn Energy,
Sr. Unscd. Notes		9.50	10/15/18	75,000	[a,d]	80,438
Nisource Finance,
Gtd. Notes		6.25	12/15/40	25,000		26,264
NiSource Finance,
Gtd. Notes		6.40	3/15/18	235,000		265,797
						585,555
Environmental Control—.7%
Republic Services,
Gtd. Notes		5.50	9/15/19	115,000		125,260
Waste Management,
Gtd. Notes		7.75	5/15/32	100,000		125,577
						250,837
Food & Beverages—.5%
Pernod-Ricard,
Sr. Unscd. Bonds		5.75	4/7/21	175,000	[a]	180,097
Foreign/Governmental—18.7%
Bundesrepublik Deutschland,
Bonds	EUR	2.50	1/4/21	275,000		384,021
Croatian Government,
Sr. Unscd Notes		6.38	3/24/21	300,000	[a,d]	305,701
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	100,000	[a]	110,500
Italian Treasury,
Bonds	EUR	2.00	12/15/12	250,000		366,837

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Foreign/Governmental
(continued)
Italian Treasury,
Bonds	EUR	3.75	8/1/15	390,000		579,413
Italian Treasury,
Bonds	EUR	4.75	9/1/21	130,000		192,147
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	3,760,000		362,128
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	1,000,000		378,155
Republic of Argentina,
Sr. Unscd. Notes, Ser. 1		8.75	6/2/17	350,000		358,750
Republic of Chile,
Sr. Unscd. Notes	CLP	5.50	8/5/20	88,000,000		189,497
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[a]	292,500
Republic of Philippines,
Sr. Unscd. Bonds	PHP	6.25	1/14/36	13,000,000		293,796
Republic of Uruguay
Unscd. Notes		8.00	11/18/22	135,000		169,762
Russia Foreign Bond,
Sr. Unscd. Bonds		5.00	4/29/20	300,000	[a]	304,500
Russia Foreign Bond,
Sr. Unscd. Bonds		7.50	3/31/30	432,500	[b]	505,216
Spanish Government,
Bonds	EUR	2.30	4/30/13	525,000		766,726
Spanish Government,
Bonds	EUR	3.15	1/31/16	415,000		585,702
Spanish Government,
Bonds	EUR	5.50	4/30/21	130,000		195,759
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	405,000		686,189
United Mexican States,
Sr. Unscd. Notes		6.05	1/11/40	178,000		185,565
						7,212,864
Health Care—1.8%
Life Technologies,
Sr. Unscd. Notes		3.50	1/15/16	215,000	[d]	217,922
Ontex,
Sr. Scd. Bonds	EUR	7.50	4/15/18	200,000	[a]	302,155

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Health Care (continued)
UnitedHealth Group,
Sr. Unscd. Notes		5.70	10/15/40	180,000		180,377
						700,454
Lodging & Entertainment—.9%
Cirsa Funding,
Gtd. Notes	EUR	8.75	5/15/18	125,000	[a]	193,707
Codere Finance,
Sr. Scd. Notes	EUR	8.25	6/15/15	105,000	[a]	160,008
						353,715
Manufacturing—.3%
Bombardier,
Sr. Notes		7.75	3/15/20	110,000	[a]	123,063
Media—3.9%
CCO Holdings,
Gtd. Notes		7.00	1/15/19	90,000	[d]	94,725
Cox Communications,
Sr. Unscd. Notes		6.25	6/1/18	65,000	[a]	73,592
DirecTV Holdings,
Gtd. Notes		3.50	3/1/16	190,000		193,120
DirecTV Holdings,
Gtd. Notes		6.00	8/15/40	135,000		134,911
Kabel BW Erste Beteiligungs,
Sr. Scd. Notes		7.50	3/15/19	150,000	[a]	154,500
NBC Universal,
Sr. Unscd. Notes		5.15	4/30/20	235,000	[a]	245,924
Time Warner Cable,
Gtd. Notes		5.85	5/1/17	80,000		89,122
Time Warner,
Gtd. Debs		6.25	3/29/41	200,000		209,071
Time Warner,
Gtd. Debs		6.50	11/15/36	300,000		318,487
						1,513,452
Mining—.2%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	55,000		60,709
Municipal Bonds—.4%
California,
GO (Build America Bonds)		7.30	10/1/39	75,000		82,439

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[c]		Value ($)
Municipal Bonds (continued)
California,
GO (Build America Bonds)	7.55	4/1/39	70,000		79,404
					161,843
Oil & Gas—6.0%
Anadarko Petroleum,
Unscd. Notes	6.20	3/15/40	360,000		360,207
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	255,000		276,037
Continental Resources,
Gtd. Notes	7.13	4/1/21	125,000		133,437
Denbury Resources,
Gtd. Notes	8.25	2/15/20	30,000		33,600
EQT,
Sr. Unscd. Notes	8.13	6/1/19	65,000	[d]	78,731
KazMunayGaz National,
Sr. Unscd. Bonds	7.00	5/5/20	335,000	[a]	365,485
Marathon Petroleum,
Gtd. Notes	5.13	3/1/21	50,000	[a]	51,750
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	80,000		81,612
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	160,000		163,062
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	120,000		137,466
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	525,000		324,188
Valero Energy,
Gtd. Notes	6.13	2/1/20	70,000		77,710
Weatherford International,
Gtd. Notes	9.88	3/1/39	150,000		210,561
					2,293,846
Pipelines—1.3%
El Paso,
Sr. Scd. Bonds	6.50	9/15/20	55,000	[d]	60,106
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	235,000		252,552
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	85,000		99,182

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[c]		Value ($)
Pipelines (continued)
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	65,000		70,619
					482,459
Property & Casualty Insurance—3.3%
American International Group,
Sr. Unscd. Notes	3.65	1/15/14	100,000		102,623
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	40,000		43,840
Aon,
Sr. Unscd. Notes	6.25	9/30/40	115,000		121,690
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	54,000		53,436
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	47,000		50,448
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	20,000		21,502
Hartford Financial Services Group,
Sr. Unscd. Notes	5.50	3/30/20	175,000	[d]	182,339
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	90,000	[a]	94,050
Lincoln National,
Sr. Unscd. Notes	7.00	6/15/40	160,000		188,219
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	115,000		147,473
Willis North America,
Gtd. Notes	6.20	3/28/17	170,000		185,236
Willis North America,
Gtd. Notes	7.00	9/29/19	60,000	[d]	65,670
					1,256,526
Real Estate—2.5%
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	15,000		16,999
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	60,000		72,976
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	25,000		28,040
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		54,034
HCP,
Sr. Unscd. Notes	5.38	2/1/21	170,000		177,043

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[c]		Value ($)
Real Estate (continued)
Healthcare Realty Trust,
Sr. Unscd. Notes		5.13	4/1/14	35,000		37,229
Liberty Property,
Sr. Unscd. Notes		6.63	10/1/17	150,000		171,767
Macy’s Retail Holdings,
Gtd. Notes		6.38	3/15/37	35,000		35,175
Ventas Realty,
Gtd Notes		3.13	11/30/15	180,000		178,293
WEA Finance,
Gtd. Notes		6.75	9/2/19	85,000	[a]	98,718
WEA Finance,
Gtd. Notes		7.13	4/15/18	70,000	[a]	82,123
						952,397
Residential Mortgage
Pass-Through Ctfs.—.1%
CS First Boston Mortgage
Securities, Ser. 2005-6, Cl. 1A2		0.48	7/25/35	46,583	[b]	41,982
Retail—1.6%
CVS Pass-Through Trust,
Gtd. Notes		5.77	1/10/33	64,630	[a]	66,952
CVS Pass-Through Trust,
Pass Thru Certificates		7.51	1/10/32	136,872	[a]	160,704
CVS Pass-Through Trust,
Pass Thru Certificates		8.35	7/10/31	53,338	[a]	64,922
Edcon,
Sr. Scd. Notes	EUR	9.50	3/1/18	25,000	[a]	36,844
Gap,
Sr. Unscd. Notes		5.95	4/12/21	185,000		187,414
Inergy Finance,
Gtd. Notes		7.00	10/1/18	90,000	[a]	95,400
						612,236
Steel—1.1%
Arcelormittal,
Sr. Unsub. Notes	EUR	4.63	11/17/17	130,000		192,708
Arcelormittal,
Sr. Unscd. Notes		7.00	10/15/39	125,000		131,143
Arcelormittal,
Sr. Unscd. Bonds		9.85	6/1/19	80,000		103,216
						427,067

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[c]			Value ($)
Telecommunications—3.4%
American Tower,
Sr. Unscd. Notes	4.50	1/15/18	215,000			212,759
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	160,000	[a]		177,600
CommScope,
Gtd. Notes	8.25	1/15/19	175,000	[a]		185,062
Richland Towers Funding,
Sr. Scd. Notes	4.61	3/15/41	99,542	[a]		99,542
Richland Towers Funding,
Sr. Scd. Notes	7.87	3/15/41	100,000	[a]		102,500
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	275,000			285,966
Wind Acquisition Finance,
Gtd. Notes	11.75	7/15/17	100,000	[a]		116,750
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	113,709	[a]		140,715
						1,320,894
Transportation—.5%
Asciano Finance,
Gtd. Notes	5.00	4/7/18	200,000	[a]		203,789
U.S. Government
Agencies/Mortgage-Backed—.3%
Government National
Mortgage Association I,
Ser. 2011-53 (Interest Only),
1.44%, 5/16/51			1,800,000		[e]	119,822
U.S. Government Securities—10.4%
U.S. Treasury Notes:
3.63%, 5/15/13			365,000			387,385
4.88%, 5/31/11			3,600,000			3,614,206
						4,001,591
Total Bonds and Notes
(cost $35,738,700)						37,503,565

18

Preferred Stocks—.3%	Shares		Value ($)
Diversified Financial Services
GMAC Capital Trust I,
Ser. 2, Cum. $.08
(cost $107,341)	4,252		110,382
	Face Amount
	Covered by
Options Purchased—.2%	Contracts ($)		Value ($)
Call Options—.1%
Euro,
October 2011 @ $1.4	75,000,000	[f]	13,805
Japanese Yen,
August 2011 @ $90	34,000,000	[f]	562
Japanese Yen,
August 2011 @ $90	35,000,000	[f]	578
Japanese Yen,
September 2011 @ $85	180,000,000	[f]	17,924
			32,869
Put Options—.1%
10-Year USD LIBOR-BBA,
November 2015 @ $ 5.81	1,500,000	[f]	59,753
Total Options
(cost $125,779)			92,622
	Principal
Short-Term Investments—1.2%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.13%, 6/9/11
(cost $444,936)	445,000	[g]	444,993

Other Investment—.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $286,000)	286,000	[h]	286,000

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—6.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,358,700)	2,358,700	2,358,700
Total Investments (cost $39,061,456)	105.9%	40,796,262
Liabilities, Less Cash and Receivables	(5.9%)	(2,285,046)
Net Assets	100.0%	38,511,216

GO—General Obligation

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, these securities were valued at $9,701,998 or 25.2% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Principal amount stated in U.S. Dollars unless otherwise noted.
CLP—Chilean Peso
GBP—British Pound
EUR—Euro
MXN—Mexican New Peso
PHP—Philippines Peso
PLN— Polish Zloty
d Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $2,154,881 and the value of the collateral held by the fund was $2,358,700.
e Notional face amount shown.
f Non-income producing security.
g Held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	55.1	Municipal Bonds	.4
Foreign/Governmental	18.7	Preferred Stocks	.3
Asset/Mortgage-Backed	12.5	Options Purchased	.2
U.S. Government & Agencies	10.7
Short-Term/Money Market Investments	8.0		105.9

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES

April 30, 2011 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2011($)
Financial Futures Long
U.S. Treasury 2 Year Notes	17	3,725,125	June 2011	10,069
Financial Futures Short
U.S. Treasury 5 Year Notes	26	(3,080,188)	June 2011	(3,640)
U.S. Treasury 10 Year Notes	56	(6,783,875)	June 2011	(100,426)
U.S. Treasury 30 Year Long Bonds	28	(3,426,500)	June 2011	(87,720)
U.S. Treasury 30 Year Ultra Bonds	7	(881,125)	June 2011	(16,641)
Gross Unrealized Appreciation				10,069
Gross Unrealized Depreciation				(208,427)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2011 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
2-Year USD LIBOR-BBA,
May 2011 @ $1	3,560,000	[a]	(13,309)
U.S. Treasury 5 Year Notes,
May 2011 @ $117	11,000	[a]	(16,930)
Put Options;
2-Year USD LIBOR-BBA,
May 2011 @ $1	3,560,000	[a]	(1,394)
10-Year USD LIBOR-BBA,
November 2011 @ $4.23	3,600,000	[a]	(31,483)
U.S. Treasury 5 Year Notes,
May 2011 @ $117	11,000	[a]	(773)
(premiums received $97,622)			(63,889)

BBA—British Bankers Association
LIBOR—London Interbank Bank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,154,881)—Note 1(c):
Unaffiliated issuers		36,416,756	38,151,562
Affiliated issuers		2,644,700	2,644,700
Cash			73,194
Cash denominated in foreign currencies		94,383	95,009
Dividends and interest receivable			496,916
Receivable for investment securities sold			491,307
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			30,306
Receivable for shares of Capital Stock subscribed			19,113
Unrealized appreciation on swap contracts—Note 4			641
Prepaid expenses			22,725
			42,025,473
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			23,165
Liability for securities on loan—Note 1(c)			2,358,700
Payable for investment securities purchased			772,961
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			189,242
Outstanding options written, at value (premiums received
$97,622)—See Statement of Options Written—Note 4			63,889
Payable for shares of Capital Stock redeemed			40,498
Payable for futures variation margin—Note 4			21,872
Swaps premium received—Note 4			6,144
Accrued expenses			37,786
			3,514,257
Net Assets ($)			38,511,216
Composition of Net Assets ($):
Paid-in capital			35,943,651
Accumulated undistributed investment income—net			152,109
Accumulated net realized gain (loss) on investments			1,000,839
Accumulated net unrealized appreciation (depreciation) on investments, swap transactions, options transactions and foreign currency transactions
[including ($198,358) net unrealized (depreciation) on financial futures]			1,414,617
Net Assets ($)			38,511,216

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	27,118,592	4,783,125	6,609,499
Shares Outstanding	2,015,245	356,719	491,168
Net Asset Value Per Share ($)	13.46	13.41	13.46

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Interest (net of $12,784 foreign taxes withheld at source):	977,015
Dividends;
Affiliated issuers	847
Income from securities lending—Note 1(c)	664
Total Income	978,526
Expenses:
Management fee—Note 3(a)	108,477
Shareholder servicing costs—Note 3(d)	53,315
Auditing fees	21,538
Distribution fees—Note 3(c)	19,564
Registration fees	16,322
Prospectus and shareholders’ reports	10,865
Legal fees	8,423
Custodian fees—Note 3(d)	6,598
Directors’ fees and expenses—Note 3(b)	597
Loan commitment fees—Note 2	240
Miscellaneous	27,754
Total Expenses	273,693
Less—reduction in management fee due to undertaking—Note 3(a)	(58,509)
Less—reduction in fees due to earnings credits—Note 3(d)	(26)
Net Expenses	215,158
Investment Income—Net	763,368
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,174,563
Net realized gain (loss) on options transactions	28,425
Net realized gain (loss) on financial futures	167,149
Net realized gain (loss) on swap transactions	(9,192)
Net realized gain (loss) on forward foreign currency exchange contracts	(296,265)
Net Realized Gain (Loss)	1,064,680
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(569,716)
Net unrealized appreciation (depreciation) on options transactions	8,850
Net unrealized appreciation (depreciation) on financial futures	(129,338)
Net unrealized appreciation (depreciation) on swap transactions	641
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(162,330)
Net Unrealized Appreciation (Depreciation)	(851,893)
Net Realized and Unrealized Gain (Loss) on Investments	212,787
Net Increase in Net Assets Resulting from Operations	976,155

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	763,368	1,630,219
Net realized gain (loss) on investments	1,064,680	1,330,109
Net unrealized appreciation
(depreciation) on investments	(851,893)	1,042,462
Net Increase (Decrease) in Net Assets
Resulting from Operations	976,155	4,002,790
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(755,914)	(1,111,849)
Class C Shares	(118,277)	(186,951)
Class I Shares	(52,070)	(51,345)
Total Dividends	(926,261)	(1,350,145)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,177,091	11,143,866
Class C Shares	921,415	2,677,726
Class I Shares	5,474,393	930,148
Dividends reinvested:
Class A Shares	463,123	930,469
Class C Shares	52,515	76,754
Class I Shares	19,329	27,982
Cost of shares redeemed:
Class A Shares	(7,442,655)	(8,683,168)
Class C Shares	(1,489,835)	(2,909,632)
Class I Shares	(403,922)	(353,293)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,771,454	3,840,852
Total Increase (Decrease) in Net Assets	1,821,348	6,493,497
Net Assets ($):
Beginning of Period	36,689,868	30,196,371
End of Period	38,511,216	36,689,868
Undistributed investment income—net	152,109	315,002

24

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Class A
Shares sold	313,321	865,561
Shares issued for dividends reinvested	35,006	72,867
Shares redeemed	(559,726)	(687,566)
Net Increase (Decrease) in Shares Outstanding	(211,399)	250,862
Class C
Shares sold	69,579	209,707
Shares issued for dividends reinvested	3,983	6,009
Shares redeemed	(112,235)	(227,286)
Net Increase (Decrease) in Shares Outstanding	(38,673)	(11,570)
Class I
Shares sold	410,703	72,665
Shares issued for dividends reinvested	1,454	2,208
Shares redeemed	(30,322)	(27,544)
Net Increase (Decrease) in Shares Outstanding	381,835	47,329

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value,
beginning of period	13.44	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[b]	.29	.67	.68	.73	.81	.18
Net realized and unrealized
gain (loss) on investments	.08	.98	2.23	(2.40)	(.19)	.40
Total from Investment Operations	.37	1.65	2.91	(1.67)	.62	.58
Distributions:
Dividends from
investment income—net	(.35)	(.57)	(.61)	(.73)	(.83)	(.13)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)	—
Total Distributions	(.35)	(.57)	(.61)	(.89)	(.95)	(.13)
Net asset value, end of period	13.46	13.44	12.36	10.06	12.62	12.95
Total Return (%)[c]	2.83[d]	13.67	30.10	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42[e]	1.41	1.53	1.78	1.74	2.75[e,f]
Ratio of net expenses
to average net assets	1.10[e]	1.10	1.10	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	4.33[e]	5.27	6.25	6.24	6.37	4.62[e]
Portfolio Turnover Rate	97.30[d]	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period
($ x 1,000)	27,119	29,926	24,420	18,947	22,200	15,452

a From July 11, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class A was 2.71%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

26

Six Months Ended
April 30, 2011			Year Ended October 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value,
beginning of period	13.39	12.31	10.02	12.59	12.94	12.50
Investment Operations:
Investment income—net[b]	.24	.59	.61	.64	.71	.15
Net realized and unrealized
gain (loss) on investments	.08	.96	2.22	(2.41)	(.18)	.40
Total from Investment Operations	.32	1.55	2.83	(1.77)	.53	.55
Distributions:
Dividends from
investment income—net	(.30)	(.47)	(.54)	(.64)	(.76)	(.11)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)	—
Total Distributions	(.30)	(.47)	(.54)	(.80)	(.88)	(.11)
Net asset value, end of period	13.41	13.39	12.31	10.02	12.59	12.94
Total Return (%)[c]	2.45[d]	12.81	29.19	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19[e]	2.20	2.28	2.62	2.55	3.52[e,f]
Ratio of net expenses
to average net assets	1.85[e]	1.85	1.85	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	3.57[e]	4.57	5.57	5.48	5.55	3.87[e]
Portfolio Turnover Rate	97.30[d]	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period
($ x 1,000)	4,783	5,295	5,010	1,430	982	846

a From July 11, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class C was 3.47%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value,
beginning of period	13.44	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[c]	.28	.72	.71	.76	.84	.19
Net realized and unrealized
gain (loss) on investments	.11	.96	2.24	(2.41)	(.19)	.40
Total from Investment Operations	.39	1.68	2.95	(1.65)	.65	.59
Distributions:
Dividends from
investment income—net	(.37)	(.60)	(.65)	(.75)	(.86)	(.14)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)	—
Total Distributions	(.37)	(.60)	(.65)	(.91)	(.98)	(.14)
Net asset value, end of period	13.46	13.44	12.36	10.06	12.62	12.95
Total Return (%)	2.90[d]	13.99	30.50	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22[e]	1.16	1.25	1.54	1.53	2.51[e,f]
Ratio of net expenses
to average net assets	.85[e]	.85	.85	.84	.85	.81[e]
Ratio of net investment income
to average net assets	4.36[e]	5.54	6.51	6.49	6.54	4.87[e]
Portfolio Turnover Rate	97.30[d]	172.20	133.04[g] 265.85[g] 310.92[g] 279.33[d,g]
Net Assets, end of period
($ x 1,000)	6,609	1,469	766	521	807	786

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b From July 11, 2006 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class I was 2.47%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of April 30, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 316,146 Class A, 25,937 Class C and 54,150 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily

30

available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	1,597,511	—	1,597,511
Commercial
Mortgage-Backed	—	3,205,805	—	3,205,805
Corporate Bonds†	—	21,162,147	—	21,162,147
Equity Securities—
Domestic†	—	110,382	—	110,382
Foreign Government	—	7,212,864	—	7,212,864
Municipal Bonds	—	161,843	—	161,843
Mutual Funds	2,644,700	—	—	2,644,700
Residential
Mortgage-Backed	—	41,982	—	41,982

32

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
U.S. Government
Agencies/
Mortgage-Backed	—	119,822	—	119,822
U.S. Treasury	—	4,446,584	—	4,446,584
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	30,306	—	30,306
Futures††	10,069	—	—	10,069
Options Purchased	—	92,622	—	92,622
Swaps††	—	641	—	641
Liabilities ($)
Other Financial
Instruments:	—
Forward Foreign
Currency Exchange
Contracts††	—	(189,242)	—	(189,242)
Futures††	(208,437)	—	—	(208,437)
Options Written	(17,703)	(46,186)	—	(63,889)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights

34

in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011,The Bank of New York Mellon earned $358 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic condi-

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 29, 2011, the Board of Directors declared a cash dividend of $.033, $.025 and $.036 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on May 2, 2011 (ex-dividend date), to shareholders of record as of the close of business on April 29, 2011.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

36

The fund has an unused capital loss carryover of $132,118 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $1,350,145. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2012, so that fund expenses (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses) do not exceed an annual rate of .85% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $58,509 during the period ended April 30, 2011.

(b) Each Board members who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500

38

or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Board members.

During the period ended April 30, 2011, the Distributor retained $1,028 from commissions earned on sales of the fund’s Class A shares and $30 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class C shares were charged $19,564, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A and Class C shares were charged $35,301 and $6,521, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved

The Fund	39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $3,603 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $569 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $26.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $6,598 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

40

$18,715, Rule 12b-1 distribution plan fees $3,158, shareholder services plan fees $6,490, custodian fees $5,876, chief compliance officer fees $2,481 and transfer agency per account fees $863, which are offset against an expense reimbursement currently in effect in the amount of $14,418.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended April 30, 2011, amounted to $38,941,186 and $32,910,945, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	69,822	Interest rate risk[1,3]	(272,316)
Foreign exchange risk[2,5]	63,175	Foreign exchange risk[6]	(189,242)
Credit risk[4]	641	Credit risk	—
Gross fair value of
derivatives contracts	133,638		(461,558)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are inluded in Investments in securities of Unaffiliated issuers at market value.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap contracts.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[7]	Options[8]	Contracts[9]	Swaps[10]	Total
Interest rate	167,149	47,903	—	—	215,052
Foreign exchange	—	(19,478)	(296,265)	—	(315,743)
Credit	—	—	—	(9,192)	(9,192)
Total	167,149	28,425	(296,265)	(9,192)	(109,883)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[11]	Options[12]	Contracts[13]	Swaps[14]	Total
Interest rate	(129,338)	31,280	—	—	(98,058)
Foreign exchange	—	(22,430)	(162,330)	—	(184,760)
Credit	—	—	—	641	641
Total	(129,338)	8,850	(162,330)	641	(282,177)

Statement of Operations location:
7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last

42

sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at April 30, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended April 30, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2010	870,000	13,050
Contracts written	12,262,000	328,728
Contracts terminated:
Contracts closed	1,435,000	203,391	204,627	(1,236)
Contracts expired	955,000	40,765	—	40,765
Total contracts
terminated	2,390,000	244,156	204,627	39,529
Contracts outstanding
April 30, 2011	10,742,000	97,622

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract

44

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at April 30, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Malaysian Ringgit,
Expiring 5/26/2011	2,160,000	716,917	727,717	10,800
Russian Ruble,
Expiring 5/26/2011	21,665,000	769,217	788,723	19,506
Sales:		Proceeds ($)
British Pound,
Expiring 5/26/2011	400,000	655,296	667,897	(12,601)
Euro,
Expiring 5/26/2011	2,560,000	3,667,251	3,788,824	(121,573)
Euro,
Expiring 5/26/2011	1,130,000	1,619,041	1,672,411	(53,370)
Philippines Peso,
Expiring 5/26/2011	12,700,000	294,527	296,225	(1,698)
Gross Unrealized
Appreciation				30,306
Gross Unrealized
Depreciation				(189,242)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The Fund	45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the

46

notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate issues entered into by the fund.These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at April 30, 2011:

			(Pay)
			Receive	Implied		Upfront
Reference	Notional		Fixed	Credit	Market	Premiums	Unrealized
Obligation	Amount ($)[2] Rate (%)			Spread (%)[3]	Value ($)	Received ($)	Appreciation ($)

Sales Contracts:[1]
Metlife Inc, 5%
6/15/2015
6/20/2016†	190,000	[a]	1.00	1.31	(2,979)	(3,467)	489
Prudential
Financial, 4.50%
7/15/2013
6/20/2016†	190,000	[a]	1.00	1.22	(2,525)	(2,677)	152

† Expiration Date
Counterparty:

a	JP Morgan
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has
occurred for the referenced entity.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2011:

Average Market Value ($)
Interest rate futures contracts	15,436,289
Interest rate options contracts	171,319
Foreign currency options contracts	16,296
Forward contracts	7,214,561

The following summarizes the average notional value of swap contracts outstanding during the period ended April 30, 2011:

Average Notional Value ($)
Credit default swap contracts	311,429

At April 30, 2011, accumulated net unrealized appreciation on investments was $1,734,806, consisting of $1,854,972 gross unrealized appreciation and $120,166 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

48

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term performance. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the various periods and that the fund ranked first in the Performance Group for the three- and four-year periods ended December 31, 2010.

The Board also noted that the fund’s yield performance was variously above or below the Performance Group and Performance Universe medians for the four one-year periods ended December 31. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

50

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians, and the fund’s total expenses were at the Expense Group median and above the Expense Universe median.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2011, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 0.85% of the fund’s average daily net assets. A representative of Dreyfus informed the Board members that the waiver would be extended until March 1, 2012.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund [and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and

The Fund	51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

52

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	53

For More Information

Dreyfus	Transfer Agent &
Opportunistic Fixed	Dividend Disbursing Agent
Income Fund
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation	MBSC Securities Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Class A: DSTAX	Class C: DSTCX	Class I: DSTRX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Small Cap Fund

SEMIANNUAL REPORT April 30, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Cap Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global and U.S. economies.A modest slowdown in the middle quarters of 2010 gave way to renewed strength by early 2011.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets around the world have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, U.S. equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a double-dip recession.

We expect the U.S. economy to continue to expand at a moderate rate, which generally should be good for stocks. However, in the wake of recent gains we believe that selectivity will become more impor-tant.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Small Cap Fund’s Class A shares produced a total return of 24.02%, Class B shares returned 23.53%, Class C shares returned 23.52% and Class I shares returned 24.16%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 23.73%.2 The U.S. economy gained ground during the reporting period, continuing the recovery that began in mid-2009. Stocks rose broadly on the strength of rising corporate earnings and improved economic data, with small-cap companies generally outperforming their large-cap counterparts.The fund participated fully in the market’s rise, achieving particularly strong results in the financials, energy and information technology sectors.

On a side note, as of May 1, 2011, James Boyd, Dale Dutile and Creighton Kang were added as portfolio managers of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies within the market capitalization range of the Russell 2000 at the time of purchase.We select stocks using a disciplined, “bottom-up” investment process that relies on proprietary fundamental research. Elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.The fund’s sector weightings and risk characteristics are a result of this bottom-up process and may vary from those of the benchmark at any given time.

Economic Recovery Drove Stocks Higher

The U.S. economy showed signs of modest growth throughout the reporting period despite evidence of continued weakness in areas such as housing. Industrial activity and consumer spending increased, and unemployment eased. Although investors faced a variety of unsettling

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

developments in global markets—including surging commodity prices, spreading unrest in the Middle East and renewed uncertainty regarding the European sovereign debt crisis—better-than-expected corporate earnings supported rising stock prices over the first four months of the period. Small-cap stocks produced exceptionally strong returns in response to improved investor sentiment and an increased appetite for risk. Stocks generally declined briefly in mid-March 2011 in the aftermath of a major earthquake and tsunami in Japan. However, U.S. markets quickly recovered lost ground, and the Index subsequently set new highs for the reporting period.

Strong Returns in Several Areas

The fund delivered relatively strong returns in several areas, with the financials sector providing the best performance compared to the benchmark. Gains were led by takeover offers for optionsXpress and TradeStation Group at premiums over recent trading prices. Other holdings gained value as investors rewarded improved business fundamentals, including property manager Jones Lang LaSalle and debt collector Portfolio Recovery Associates. The fund also benefited from underweighted exposure to commercial banks and real estate investment trusts, which generally lagged sector averages.

The fund’s holdings in the energy and information technology sectors also outperformed their respective benchmark components. In the energy sector, the fund focused on out-of-favor exploration-and-production companies with significant natural gas exposure, such as SandRidge Energy and Gulfport Energy. These holdings rebounded strongly when energy prices were driven higher by political uprisings in the Middle East. In the information technology sector, top performers included companies at the forefront of the cloud computing revolution, such as JDS Uniphase and Terremark Worldwide, the latter of which was acquired by Verizon Communications. Another leading technology performer, semiconductor manufacturer Vishay Intertechnology, surpassed earnings and revenue expectations.

Individual holdings in other areas detracted from relative performance. Office supply retailer OfficeMax declined after reporting disappointing revenues and earnings. Satellite imaging provider GeoEye was hurt by potential deferrals in government spending. Small positions in US Airways Group and United Continental, which were eliminated from the portfolio during the reporting period, lost value as fuel prices increased.

4

The fund’s performance compared to the benchmark was also constrained by underweighted exposure to the materials sector, which we considered richly valued.

Anticipating a Return to Historical Market Norms

Since markets began to recover from the Great Recession of 2007-2009, stocks have posted exceptionally strong gains compared to historical norms. Such high rates of return are unlikely to continue indefinitely. While we believe that the U.S. economic recovery remains on track and that small-cap stocks offer potential for further gains, we would not be surprised to see the rate of stock price increases moderate toward historical averages.

We believe our disciplined investment approach positions the fund to perform well in such an environment.As of the end of the reporting period, the fund held overweighted positions in the industrials and consumer discretionary sectors, where we found a relative large number of investments in attractively valued companies with good fundamental prospects. By contrast, the fund held underweighted exposure to materials companies and financial stocks, particularly real estate investment trusts.

May 16, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2011. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.61	$11.64	$11.75	$6.22
Ending value (after expenses)	$1,240.20	$1,235.30	$1,235.20	$1,241.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.49	$10.59	$5.61
Ending value (after expenses)	$1,018.00	$1,014.38	$1,014.28	$1,019.24

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.10% for Class B, 2.12% for
Class C and 1.12% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Common Stocks—97.2%	Shares	Value ($)
Consumer Discretionary—32.7%
American Axle & Manufacturing Holdings	33,569[a]	429,683
Dana Holding	49,690[a]	902,867
Dollar Financial	65,530[a]	1,506,535
Equifax	26,750	1,003,927
Express	45,060	972,845
Group 1 Automotive	59,850[b]	2,575,944
Guess?	12,960	557,150
ICF International	47,070[a]	1,146,625
Interpublic Group of Cos	51,260	602,305
Kelly Services, Cl. A	61,070[a]	1,167,048
Liz Claiborne	282,571[a,b]	1,777,372
Meritage Homes	67,140[a]	1,605,317
Meritor	137,110[a]	2,359,663
Mohawk Industries	7,470[a]	448,499
OfficeMax	144,700[a]	1,441,212
Saks	154,770[a,b]	1,851,049
ScanSource	55,700[a]	1,992,389
SFN Group	10,930[a]	115,093
Steelcase, Cl. A	74,150	856,433
Tower International	47,820	794,290
TrueBlue	18,710[a]	263,437
Williams-Sonoma	51,520	2,236,483
Wright Express	34,610[a]	1,949,581
		28,555,747
Consumer Staples—1.9%
Dole Food	33,650[a,b]	464,706
Nash Finch	33,380	1,242,404
		1,707,110
Energy—7.5%
Cabot Oil & Gas	12,620	710,254
Endeavour International	107,630[a]	1,560,635
Forest Oil	20,660[a]	741,901

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Gulfport Energy	43,220[a]	1,471,209
Resolute Energy	70,020[a,b]	1,238,654
SandRidge Energy	69,440[a]	858,278
		6,580,931
Financial—10.1%
E*TRADE Financial	87,370[a]	1,418,889
Employers Holdings	13,750	277,200
Jones Lang LaSalle	21,360	2,186,837
Popular	207,180[a]	652,617
Portfolio Recovery Associates	13,970[a]	1,260,932
PrivateBancorp	80,810	1,271,949
Starwood Property Trust	45,710[c]	1,041,731
TradeStation Group	71,770[a]	692,581
		8,802,736
Health Care—7.4%
Align Technology	66,290[a]	1,600,241
Durect	95,880[a]	357,632
Emergent BioSolutions	92,670[a]	2,150,871
Hanger Orthopedic Group	48,300[a]	1,312,311
Onyx Pharmaceuticals	19,330[a]	726,228
Pain Therapeutics	7,210[a]	68,567
Sagent Pharmaceuticals	13,470[a]	274,923
		6,490,773
Industrial—15.0%
Columbus McKinnon	56,550[a]	1,131,000
Con-way	26,940	1,048,505
FreightCar America	13,660[a]	409,527
Granite Construction	43,370	1,178,797
Griffon	38,360[a]	488,706
Kaman	25,900	963,480
Landstar System	24,250	1,149,450
Lennox International	39,240	1,907,456
Orion Marine Group	30,950[a]	319,713
Saia	28,590[a]	474,594
Simpson Manufacturing	50,790	1,418,057
SPX	5,780	499,681

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Sterling Construction	28,700[a]	430,213
Trinity Industries	17,070	617,934
UTi Worldwide	46,600	1,044,306
		13,081,419
Information Technology—18.3%
Belo, Cl. A	158,890	1,342,620
Blue Nile	12,270[a,b]	699,390
Cadence Design Systems	34,270[a]	355,723
CSG Systems International	24,160[a]	513,158
Cypress Semiconductor	33,610[a]	731,354
DealerTrack Holdings	110,750[a]	2,487,445
Demand Media	17,000[b]	281,690
Encore Wire	33,456	933,757
Hubbell, Cl. B	6,780	474,532
MICROS Systems	32,640[a]	1,697,933
Microsemi	26,680[a]	629,648
Omnicell	39,180[a]	602,588
Quest Software	48,750[a]	1,255,800
Rovi	19,010[a]	923,126
SYKES Enterprises	41,650[a]	834,249
Take-Two Interactive Software	40,040[a,b]	647,847
Velti	25,700[a]	473,394
Vishay Intertechnology	48,310[a]	921,755
Vishay Precision Group	10,691[a]	176,402
		15,982,411
Materials—.2%
Cytec Industries	2,610	153,155
Telecommunications—3.0%
Cbeyond	35,050[a]	447,238
General Communication, Cl. A	46,460[a]	534,290
GeoEye	43,190[a]	1,601,917
		2,583,445
Utilities—1.1%
Great Plains Energy	44,670	919,309
Total Common Stocks
(cost $70,703,354)		84,857,036

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,100,000)	1,100,000 [d]	1,100,000

Investment of Cash Collateral
for Securities Loaned—7.3%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $6,334,564)	6,334,564 [d]	6,334,564

Total Investments (cost $78,137,918)	105.8%	92,291,600
Liabilities, Less Cash and Receivables	(5.8%)	(5,044,103)
Net Assets	100.0%	87,247,497

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2011, the value of the fund’s securities on loan was $6,226,385 and the value of the collateral held by the fund was $6,334,564.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	32.7	Health Care	7.4
Information Technology	18.3	Telecommunications	3.0
Industrial	15.0	Consumer Staples	1.9
Financial	10.1	Utilities	1.1
Money Market Investments	8.6	Materials	.2
Energy	7.5		105.8

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,226,385)—Note 1(b):
Unaffiliated issuers			70,703,354	84,857,036
Affiliated issuers			7,434,564	7,434,564
Cash				83,611
Receivable for investment securities sold				2,009,256
Receivable for shares of Capital Stock subscribed				114,219
Dividends and interest receivable				16,174
				94,514,860
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				108,409
Liability for securities on loan—Note 1(b)				6,334,564
Payable for investment securities purchased				737,116
Payable for shares of Capital Stock redeemed				86,652
Loan commitment fees payable—Note 2				622
				7,267,363
Net Assets ($)				87,247,497
Composition of Net Assets ($):
Paid-in capital				208,183,655
Accumulated Investment (loss)—net				(64,032)
Accumulated net realized gain (loss) on investments				(135,025,808)
Accumulated net unrealized appreciation
(depreciation) on investments				14,153,682
Net Assets ($)				87,247,497

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	57,173,936	1,193,905	9,207,593	19,672,063
Shares Outstanding	3,218,932	73,613	567,185	1,087,269
Net Asset Value Per Share ($)	17.76	16.22	16.23	18.09

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	507,951
Affiliated issuers	927
Income from securities lending—Note 1(b)	19,455
Total Income	528,333
Expenses:
Management fee—Note 3(a)	526,399
Distribution and service plan fees—Note 3(b)	121,656
Directors’ fees—Note 3(a)	2,663
Loan commitment fees—Note 2	622
Interest expense—Note 2	342
Total Expenses	651,682
Less—reduction in management fee due to undertaking—Note 3(a)	(56,235)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(2,663)
Net Expenses	592,784
Investment (Loss)—Net	(64,451)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,972,663
Net unrealized appreciation (depreciation) on investments	10,057,507
Net Realized and Unrealized Gain (Loss) on Investments	18,030,170
Net Increase in Net Assets Resulting from Operations	17,965,719
See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income (loss)—net	(64,451)	32,236
Net realized gain (loss) on investments	7,972,663	5,480,673
Net unrealized appreciation
(depreciation) on investments	10,057,507	10,144,251
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,965,719	15,657,160
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(362,526)
Class B Shares	—	(6,994)
Class C Shares	—	(23,863)
Class I Shares	—	(297,922)
Total Dividends	—	(691,305)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,612,977	25,919,643
Class B Shares	5,159	3,754
Class C Shares	204,794	634,667
Class I Shares	2,132,188	5,898,069
Dividends reinvested:
Class A Shares	—	278,585
Class B Shares	—	4,818
Class C Shares	—	14,047
Class I Shares	—	280,775
Cost of shares redeemed:
Class A Shares	(11,218,121)	(27,433,035)
Class B Shares	(1,754,239)	(2,266,857)
Class C Shares	(965,212)	(2,341,075)
Class I Shares	(4,080,025)	(17,704,190)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,062,479)	(16,710,799)
Total Increase (Decrease) in Net Assets	9,903,240	(1,744,944)
Net Assets ($):
Beginning of Period	77,344,257	79,089,201
End of Period	87,247,497	77,344,257
Undistributed investment income (loss)—net	(64,032)	419

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	465,288	1,859,502
Shares issued for dividends reinvested	—	22,705
Shares redeemed	(687,340)	(2,056,006)
Net Increase (Decrease) in Shares Outstanding	(222,052)	(173,799)
Class Ba
Shares sold	350	333
Shares issued for dividends reinvested	—	425
Shares redeemed	(117,260)	(190,870)
Net Increase (Decrease) in Shares Outstanding	(116,910)	(190,112)
Class C
Shares sold	14,427	52,415
Shares issued for dividends reinvested	—	1,240
Shares redeemed	(64,328)	(197,327)
Net Increase (Decrease) in Shares Outstanding	(49,901)	(143,672)
Class I
Shares sold	130,721	440,887
Shares issued for dividends reinvested	—	22,552
Shares redeemed	(240,889)	(1,354,228)
Net Increase (Decrease) in Shares Outstanding	(110,168)	(890,789)

a During the period ended April 30, 2011, 26,910 Class B shares representing $409,093 were automatically converted to 24,615 Class A shares and during the period ended October 31, 2010, 36,376 Class B shares representing $431,310 were automatically converted to 33,442 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	14.32	11.65	12.09	22.34	23.55	21.49
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	.12	.06	.06	.06
Net realized and unrealized
gain (loss) on investments	3.45	2.77	(.44)	(7.11)	.72	2.70
Total from Investment Operations	3.44	2.78	(.32)	(7.05)	.78	2.76
Distributions:
Dividends from
investment income—net	—	(.11)	(.12)	—	(.02)	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)	(.70)
Total Distributions	—	(.11)	(.12)	(3.20)	(1.99)	(.70)
Net asset value, end of period	17.76	14.32	11.65	12.09	22.34	23.55
Total Return (%)[b]	24.02[c]	23.97	(2.56)	(35.70)	3.42	13.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51[d]	1.50	1.51	1.51	1.50	1.50
Ratio of net expenses
to average net assets	1.37[d]	1.32	1.36	1.36	1.42	1.50
Ratio of net investment income
(loss) to average net assets	(.13)[d]	.05	1.14	.34	.27	.27
Portfolio Turnover Rate	52.05[c]	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period
($ x 1,000)	57,174	49,285	42,115	77,814	223,590	398,035

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.13	10.69	11.05	20.86	22.25	20.50
Investment Operations:
Investment income (loss)—net[a]	(.05)	(.07)	.04	(.06)	(.10)	(.10)
Net realized and unrealized
gain (loss) on investments	3.14	2.53	(.40)	(6.55)	.68	2.55
Total from Investment Operations	3.09	2.46	(.36)	(6.61)	.58	2.45
Distributions:
Dividends from
investment income—net	—	(.02)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)	(.70)
Total Distributions	—	(.02)	—	(3.20)	(1.97)	(.70)
Net asset value, end of period	16.22	13.13	10.69	11.05	20.86	22.25
Total Return (%)[b]	23.53[c]	23.04	(3.26)	(36.20)	2.65	12.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25[d]	2.26	2.26	2.26	2.25	2.25
Ratio of net expenses
to average net assets	2.10[d]	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income
(loss) to average net assets	(.69)[d]	(.61)	.38	(.42)	(.46)	(.48)
Portfolio Turnover Rate	52.05[c]	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period
($ x 1,000)	1,194	2,501	4,068	6,589	18,876	25,767

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2011			Year Ended October 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.14	10.71	11.07	20.89	22.28	20.52
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.08)	.03	(.06)	(.10)	(.10)
Net realized and unrealized
gain (loss) on investments	3.15	2.54	(.39)	(6.56)	.68	2.56
Total from Investment Operations	3.09	2.46	(.36)	(6.62)	.58	2.46
Distributions:
Dividends from
investment income—net	—	(.03)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)	(.70)
Total Distributions	—	(.03)	—	(3.20)	(1.97)	(.70)
Net asset value, end of period	16.23	13.14	10.71	11.07	20.89	22.28
Total Return (%)[b]	23.52[c]	23.15	(3.34)	(36.19)	2.65	12.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26[d]	2.25	2.26	2.26	2.25	2.25
Ratio of net expenses
to average net assets	2.12[d]	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income
(loss) to average net assets	(.87)[d]	(.66)	.37	(.43)	(.48)	(.48)
Portfolio Turnover Rate	52.05[c]	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period
($ x 1,000)	9,208	8,108	8,145	11,935	34,161	53,520

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	14.57	11.86	12.33	22.72	23.92	21.77
Investment Operations:
Investment income—net[b]	.01	.05	.15	.11	.13	.12
Net realized and unrealized
gain (loss) on investments	3.51	2.80	(.45)	(7.26)	.72	2.73
Total from Investment Operations	3.52	2.85	(.30)	(7.15)	.85	2.85
Distributions:
Dividends from
investment income—net	—	(.14)	(.17)	(.04)	(.08)	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)	(.70)
Total Distributions	—	(.14)	(.17)	(3.24)	(2.05)	(.70)
Net asset value, end of period	18.09	14.57	11.86	12.33	22.72	23.92
Total Return (%)	24.16[c]	24.37	(2.34)	(35.57)	3.68	13.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26[d]	1.25	1.26	1.26	1.25	1.25
Ratio of net expenses
to average net assets	1.12[d]	1.07	1.11	1.11	1.16	1.25
Ratio of net investment income
to average net assets	.16[d]	.40	1.48	.62	.57	.53
Portfolio Turnover Rate	52.05[c]	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period
($ x 1,000)	19,672	17,449	24,761	68,233	263,262	255,151

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On July 29, 2010, the fund’s Board of Directors approved, effective November 30, 2010 to close the fund to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value shares of Capital Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

20

such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	83,339,336	—	—	83,339,336
Equity Securities—
Foreign†	1,517,700	—	—	1,517,700
Mutual Funds	7,434,564	—	—	7,434,564

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100%

22

of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2011,The Bank of NewYork Mellon earned $8,338 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $142,947,337 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $76,700,778 of the carryover expires in fiscal 2016 and $66,246,559 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

24

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $691,305.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2011, was approximately $48,100 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from February 11, 2010 through March 1, 2011 to waive receipt of a portion of the fund’s management fee, in the amount of .20% of the value of the fund’s average daily net assets.The

26

reduction in management fee, pursuant to the undertaking, amounted to $56,235 during the period ended April 30, 2011.

During the period ended April 30, 2011, the Distributor retained $913 from commissions earned on sales of fund’s Class A shares and $1,269 and $387 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $67,806, $7,150, and $33,238, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $2,383 and $11,079, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $88,283, Rule 12b-1 distribution plan fees $17,943, service plan fees $2,128 and custodian fees $55.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $42,908,212 and $51,315,998, respectively.

At April 30, 2011, accumulated net unrealized appreciation on investments was $14,153,682, consisting of $15,573,681 gross unrealized appreciation and $1,419,999 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative,

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the 1-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the fund ranked first in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

A representative of Dreyfus reminded the Board members that at the February 9, 2010 Board meeting, the Board members approved proposals to change: 1) the portfolio managers of the fund, 2) the fund’s investment style from a “value” oriented investment style to a “core”

30

or “blend” oriented investment style; 3) the fund’s name to reflect the change in investment style; 4) the fund’s benchmark; 5) the fund’s investment policy to invest at least 80% of its net assets in the stocks of small U.S. companies (those with market capitalizations between $100 million and $3 billion at the time of purchase) to an investment policy to invest at least 80% of its net assets in the stocks of small companies; and 6) the market capitalization range noted above to companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.Taking into consideration the fund’s “unitary” fee structure, they noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus also reminded the Board members that the fund’s total expense ratio, as of October 31, 2010, reflected a waiver by Dreyfus of a portion of its management fee in the amount of 0.15% of the value of the fund’s average daily net assets for the period from November 1, 2009 through February 10, 2010 and in the amount of .20% of the fund’s average daily net assets for the period from February 11, 2010 through October 31, 2010. It was noted that the .20% waiver by Dreyfus was scheduled to continue until March 1, 2011 and representatives of Dreyfus and the Board members agreed that the waiver would not be extended after March 1, 2011.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are con-

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

sidered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The

32

Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	33

For More Information

Dreyfus	Transfer Agent &
Small Cap Fund	Dividend Disbursing Agent
200 Park Avenue
New York, NY 10166	Dreyfus Transfer, Inc.

Manager	200 Park Avenue
New York, NY 10166
The Dreyfus Corporation
200 Park Avenue	Distributor
New York, NY 10166	MBSC Securities Corporation
200 Park Avenue
Custodian	New York, NY 10166

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Class A: DSVAX	Class B: DSVBX	Class C: DSVCX
Class I: DSVRX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)